                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-09379
                                    -------------------------------------

                LSA Variable Series Trust
          ---------------------------------------------------------------
                (Exact name of Registrant as specified in charter)

                3100 Sanders Road,    Northbrook, IL           60062
          ---------------------------------------------------------------
                (Address of principal executive offices)     (Zip code)

                John R. Hunter,  President
                3100 Sanders Road,  Northbrook,  IL  60062
          ---------------------------------------------------------------
                (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-865-5237
                                                    --------------
Date of fiscal year end:  12/31/03
                         ----------

Date of reporting period:   12/31/03
                          -----------

                             FORM N-CSR(2 OF 3)


ITEM 1 (REPORT TO SHAREHOLDERS):

(Annual Report for the period 1/1/03 through 12/31/03 is filed herewith)

      ANNUAL
        REPORT

EMERGING GROWTH EQUITY FUND
Advised by: RS Investment Management, L.P.

AGGRESSIVE GROWTH FUND
Advised by: Van Kampen Asset Management Inc.

CAPITAL APPRECIATION FUND
Advised by: Janus Capital Management LLC

EQUITY GROWTH FUND
Advised by: Van Kampen

DIVERSIFIED MID-CAP FUND
Advised by: Fidelity Management & Research Company

MID CAP VALUE FUND
Advised by: Van Kampen Asset Management Inc.

CAPITAL GROWTH FUND
Advised by: Goldman Sachs Asset Management, L.P.

BLUE CHIP FUND
Advised by: AIM Capital Management, Inc.

VALUE EQUITY FUND
Advised by: Salomon Brothers Asset Management Inc

BASIC VALUE FUND
Advised by: AIM Capital Management, Inc.

BALANCED FUND
Advised by: OpCap Advisors

DECEMBER 31, 2003                                      LSA Variable Series Trust

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Shares of funds within the LSA Variable Series Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

This Annual Report is submitted for the general information of the shareholders of the funds within the LSA Variable Series Trust ("LSA Funds"). It is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus which contains additional information on how to purchase shares of the LSA Funds, as well as information about management fees and other expenses. An investor should read the prospectus carefully before investing or sending money.

LSA VARIABLE SERIES TRUST
PRESIDENT'S LETTER

February 2, 2004

Dear Shareholder:

We are pleased to present the LSA Variable Series Trust Annual Report for the period ending December 31, 2003.

In 2003, the U.S. stock market rebounded and the major indices ended the year in positive territory for the first time since 1999. The Dow Jones Industrial average returned over 28%, the S&P 500 Index and the technology-dominated NASDAQ returned approximately 28% and 50%, respectively.

As you read through the comments of our managers, you'll discover how the events of the year impacted the financial markets. Global tensions and the war in Iraq dominated the first half of the year. As the year progressed, improving economic data, accommodative monetary policy and fiscal stimulus fueled the recovery. Improved corporate profits and a rebound in consumer confidence also bolstered the markets. Small company stocks performed best for the year, followed by mid and large company stocks.

As always, if you have questions on any of the investment choices available through your variable insurance contract, just ask your investment professional. He or she knows your individual circumstances best and can help you create a diversified portfolio that is right for your needs.

Sincerely,

/s/ John Hunter

JOHN R. HUNTER
PRESIDENT
LSA Variable Series Trust

LSA VARIABLE SERIES TRUST EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.

MARKET OVERVIEW

Looking back at the full year, small cap investors favored the smallest of small cap stocks, and they favored lower quality. In many cases, companies with the poorest fundamentals performed the best. The average total return for companies in the Russell 2000 Growth Index with no or negative earnings was 89% for 2003. The average total return for companies in the Russell 2000 Growth Index with no or negative year-over-year EPS growth was 52% for 2003. Typical of this group of ugly companies that produced good performance was SBA Communications, a company that operates wireless tower facilities. It is included in the Russell 2000 Growth Index. The company saw revenues drop 21% in 2003. Their EPS position "improved" as they narrowed their per share loss from $3.54 per share in 2002 to $2.67. For this financial performance, the stock rose more than 800% in 2003.

PERFORMANCE REVIEW

Within this environment, the LSA Emerging Growth Equity Fund finished the 12-month period ending December 31, 2003, with a return of 46.93% compared to a 48.54% return for the benchmark, as represented by the Russell 2000 Growth Index.

The broad Technology sector remained overweight in the portfolio during the fourth quarter at approximately 30% compared to the benchmark at 23%. Technology hardware has been a source of returns all year, and that trend continued in the fourth quarter. Marvell Technology Group and OmniVision Technologies continued to produce significant gains for the portfolio, driven by strong revenue and earnings growth characteristics. M-Systems Flash Disk Pioneers, also in the portfolio, is a leading supplier of NAND-based flash memory. We believe the company is poised to benefit substantially from an upgrade cycle in traditional cell phones to smart phones, which offer increased functionality (i.e. camera phones, e-mail, MP3, etc). This shift requires increased data storage needs and NAND flash memory.

The software group has lagged hardware all year. At approximately 13% of the portfolio, software expanded somewhat over the last 120 days of 2003. Altiris makes and markets software that helps organizations manage their technology and IT assets more productively. Business is improving rapidly with revenues up over 50% in the last twelve months. Earnings increased over 100% from 2002 to 2003, and we estimate they can increase earnings another 50% in 2004.

A detractor from performance was our underweight relative to the benchmark in the materials/processing sector. This sector produced the greatest total return in the benchmark in the fourth quarter, and contributed 104 basis points to the index. Growth investors moved into these stocks to take advantage of favorable supply/demand patterns in base metals and natural resources. Many companies in this arena will produce earnings growth generated largely by a turn in the price of a commodity. These companies typically do not produce the sort of secular revenue and earnings growth we look for in our definition of growth.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF RS INVESTMENT MANAGEMENT, L.P., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN EMERGING GROWTH EQUITY FUND,
AND THE RUSSELL 2000 GROWTH INDEX

                 EMERGING GROWTH EQUITY FUND  RUSSELL 2000 GROWTH INDEX
        10/1/99                      $10,000                    $10,000
       10/31/99                      $11,610                    $10,362
       11/30/99                      $13,900                    $11,458
       12/31/99                      $17,490                    $13,477
      1/31/2000                      $17,560                    $13,352
      2/29/2000                      $23,190                    $16,458
      3/31/2000                      $20,100                    $14,728
      4/30/2000                      $15,770                    $13,241
      5/31/2000                      $13,930                    $12,082
      6/30/2000                      $18,390                    $13,643
      7/31/2000                      $16,180                    $12,473
      8/31/2000                      $17,450                    $13,786
      9/30/2000                      $16,620                    $13,101
     10/31/2000                      $14,720                    $12,037
     11/30/2000                      $11,380                     $9,852
     12/31/2000                      $12,220                    $10,454
      1/31/2001                      $12,689                    $11,301
      2/28/2001                      $10,346                     $9,752
      3/31/2001                       $9,100                     $8,865
      4/30/2001                      $10,753                     $9,950
      5/31/2001                      $10,691                    $10,181
      6/30/2001                      $11,295                    $10,458
      7/31/2001                      $10,445                     $9,566
      8/31/2001                       $9,692                     $8,969
      9/30/2001                       $7,781                     $7,522
     10/31/2001                       $8,558                     $8,245
     11/30/2001                       $9,384                     $8,934
     12/31/2001                      $10,041                     $9,490
      1/31/2002                       $9,584                     $9,152
      2/28/2002                       $8,449                     $8,560
      3/31/2002                       $9,103                     $9,304
      4/30/2002                       $8,585                     $9,102
      5/31/2002                       $7,981                     $8,570
      6/30/2002                       $7,228                     $7,844
      7/31/2002                       $6,032                     $6,638
      8/31/2002                       $5,884                     $6,635
      9/30/2002                       $5,427                     $6,156
     10/31/2002                       $5,736                     $6,467
     11/30/2002                       $6,463                     $7,108
     12/31/2002                       $5,834                     $6,618
      1/31/2003                       $5,649                     $6,438
      2/28/2003                       $5,378                     $6,266
      3/31/2003                       $5,563                     $6,361
      4/30/2003                       $6,044                     $6,963
      5/31/2003                       $6,772                     $7,748
      6/30/2003                       $6,920                     $7,897
      7/31/2003                       $7,512                     $8,494
      8/31/2003                       $8,042                     $8,951
      9/30/2003                       $7,857                     $8,724
     10/31/2003                       $8,708                     $9,478
     11/30/2003                       $8,721                     $9,787
     12/31/2003                       $8,573                     $9,831

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      10/1/99            AS OF 12/31/03
-------------------------------------------------------------------------------------------
Emerging Growth Equity Fund           46.93%       (3.56)%                $8,573
Russell 2000 Growth Index             48.54%       (0.40)%                $9,831

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

MARKET OVERVIEW

The stock market advanced strongly in the early weeks of 2003 as investors demonstrated their optimism about the economic situation. However, the market soon reversed direction as concerns about economic strength and accelerating global tensions heightened investors' risk aversion. The stock market was weak through much of the first quarter until it became clear in mid-March that a U.S. led invasion of Iraq was imminent. Driven by expectations that the war would be short and effective, stocks began a rally that continued nearly uninterrupted through the remainder of the year. The rebound was initially led by the technology and telecommunications sectors, which had been previously beaten down, and by individual stocks that had suffered severe declines during the prolonged bear market.

As the year progressed, economic data continued to improve, benefiting from accommodative monetary policy and fiscal stimuli that included a substantial tax reduction. Third quarter GDP growth was the strongest since 1984. In the fourth quarter, better-than-expected third quarter corporate earnings reports and improving consumer confidence supported the stock market's continued advance. For most of 2003, small- and mid-sized stocks outperformed their large cap peers.

PERFORMANCE REVIEW

The LSA Aggressive Growth Fund returned 38.69% for the 12-month period ended December 31, 2003. By comparison, the benchmark Russell Midcap Growth Index returned 42.71% and the Russell Midcap Index returned 40.06% for the same period.

The Fund kept pace with its benchmark, as strong stock selection was counterbalanced by the moderate negative impact of sector allocations. Stock selection was strongest in the consumer discretionary sector, followed by telecommunications services and industrials. Stock selection was weakest in the information technology sector. Individual stock performance in the consumer staples, energy, financials, and healthcare sectors had a lesser negative impact on relative performance.

From a sector perspective relative to the Russell Midcap Growth Index, an overweight in information technology and underweights in consumer staples and industrials added to relative return, while an underweight in telecommunications services and overweights in energy and healthcare were the most significant detractors.

At year-end, we were focused on three primary themes in the portfolio. These included an emphasis on internet retailers, an overweight in technology relative to the Russell Midcap Growth Index, and a focus on biotechnology companies. Our allocation to the consumer discretionary sector has been dominated by internet retailers, but also included positions in a number of specialty retailers. In the financial services sector, we have recently favored brokers and asset managers that can potentially benefit from an improving stock market, rather than banks, which would be negatively affected should interest rates begin to rise.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN AGGRESSIVE GROWTH FUND,
AND THE RUSSELL MIDCAP GROWTH INDEX

                 AGGRESSIVE GROWTH FUND  RUSSELL MIDCAP GROWTH INDEX
      8/14/2001                 $10,000                      $10,000
      8/31/2001                  $9,560                       $9,598
      9/30/2001                  $8,230                       $8,012
     10/31/2001                  $8,590                       $8,854
     11/30/2001                  $9,140                       $9,807
     12/31/2001                  $9,370                      $10,180
      1/31/2002                  $8,990                       $9,849
      2/28/2002                  $8,570                       $9,291
      3/31/2002                  $8,850                      $10,000
      4/30/2002                  $8,680                       $9,471
      5/31/2002                  $8,450                       $9,188
      6/30/2002                  $7,710                       $8,174
      7/31/2002                  $6,970                       $7,380
      8/31/2002                  $6,920                       $7,354
      9/30/2002                  $6,570                       $6,770
     10/31/2002                  $6,760                       $7,294
     11/30/2002                  $6,820                       $7,865
     12/31/2002                  $6,410                       $7,390
      1/31/2003                  $6,340                       $7,318
      2/28/2003                  $6,260                       $7,254
      3/31/2003                  $6,400                       $7,389
      4/30/2003                  $6,820                       $7,892
      5/31/2003                  $7,530                       $8,652
      6/30/2003                  $7,600                       $8,775
      7/31/2003                  $7,860                       $9,088
      8/31/2003                  $8,260                       $9,589
      9/30/2003                  $8,000                       $9,403
     10/31/2003                  $8,710                      $10,161
     11/30/2003                  $8,880                      $10,433
     12/31/2003                  $8,890                      $10,547

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      8/14/01            AS OF 12/31/03
-------------------------------------------------------------------------------------------
Aggressive Growth Fund                38.69%       (4.82)%                $ 8,890
Russell Midcap Growth Index           42.71%        2.26%                 $10,547

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC

MARKET OVERVIEW

Reversing a three-year slump, the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500 Index climbed 28.67%. Not to be outdone, the technology-dominated Nasdaq Composite Index surged 50.78% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

PERFORMANCE REVIEW

During the 12-month period ended December 31, 2003, the LSA Capital Appreciation Fund advanced 30.34%. Comparatively, its benchmark, the S&P 500 Index, returned 28.67%.

Through the first nine months of the year, geopolitical strife, a persistent lack of job creation and a demonstrated lack of willingness by corporations to spend placed the sustainability of the economic recovery very much in question. As a result, we attempted to position the Fund somewhere in the middle of the spectrum by balancing the position in cyclical stocks we believed were leveraged to a robust economic recovery against more historically consistent growth stories. More recently, however, a discernable improvement in the labor market has suggested that the recovery is on the verge of becoming self-sustaining. That has encouraged us to become somewhat more aggressive, and we have increased the Fund's exposure toward companies we believe have a greater sensitivity to both capital spending and the market at large.

Among the economically independent standouts was biotechnology blue chip Genentech, which soared amid regulatory approval of a number of the company's newly developed treatments and excitement over drugs still in the pipeline. The Fund also benefited significantly from stakes in three Internet-based stalwarts: online search and services provider Yahoo!, online marketplace operator eBay and virtual retailer Amazon.com. Another top-five performer for the period was media and communications conglomerate Liberty Media.

Two healthcare-related names (technology consulting firm Cerner and hospital operator HCA) and Nokia of Finland (the world's largest wireless handset seller), had the greatest negative impact on performance. Also posting notable losses for the period were department store operator Kohl's and home shopping specialist InterActiveCorp, which owns a controlling interest in the online travel services site Expedia.

We adhere to a bottom-up process of selecting stocks, meaning we invest in what we believe are outstanding companies without regard to the sectors in which they fall. However, sector weightings can and often do have an impact on performance. From this perspective, the consumer discretionary area, which was heavily overweight relative to the benchmark, aided the Fund's gains on an absolute basis. Perhaps more impressively, the next best performing sector, information technology, significantly outpaced the benchmark, despite being slightly underweight in relative terms. Weighing on returns was the energy sector, the only group to post a loss on an absolute basis, and consumer staples, which recorded a modest gain despite being underweight relative to the benchmark.

Our strategy has been to seek a balance between companies that are largely independent of the economic cycle against those that are highly sensitive to growth. While the recent recovery in both the economy and the market has encouraged us to become somewhat more aggressive, we are acutely aware of current valuations and are attempting to adhere to a very disciplined approach. At the same time, we steadfastly believe that revenue growth, particularly when demonstrated in challenging times, is a chief indicator of a company's ability to grow today and in the future. For that reason, our strategy across all market and economic environments has been to seek out those companies that can turn pricing power, unit growth and sweeping changes in the economy to their advantage in the form of revenue growth.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF JANUS CAPITAL MANAGEMENT LLC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN CAPITAL APPRECIATION FUND,
AND THE S&P 500 INDEX

                 CAPITAL APPRECIATION FUND  S&P 500 INDEX
      8/14/2001                    $10,000        $10,000
      8/31/2001                     $9,330         $9,559
      9/30/2001                     $7,790         $8,787
     10/31/2001                     $8,470         $8,955
     11/30/2001                     $9,650         $9,642
     12/31/2001                     $9,840         $9,726
      1/31/2002                     $9,520         $9,584
      2/28/2002                     $8,900         $9,399
      3/31/2002                     $9,400         $9,753
      4/30/2002                     $8,510         $9,162
      5/31/2002                     $8,480         $9,095
      6/30/2002                     $7,630         $8,447
      7/31/2002                     $6,990         $7,789
      8/31/2002                     $7,110         $7,840
      9/30/2002                     $6,640         $6,988
     10/31/2002                     $7,080         $7,603
     11/30/2002                     $7,420         $8,050
     12/31/2002                     $7,020         $7,577
      1/31/2003                     $7,070         $7,379
      2/28/2003                     $7,000         $7,268
      3/31/2003                     $7,240         $7,339
      4/30/2003                     $7,610         $7,943
      5/31/2003                     $8,130         $8,361
      6/30/2003                     $8,220         $8,468
      7/31/2003                     $8,360         $8,617
      8/31/2003                     $8,580         $8,785
      9/30/2003                     $8,300         $8,692
     10/31/2003                     $8,750         $9,183
     11/30/2003                     $8,880         $9,264
     12/31/2003                     $9,150         $9,750

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      8/14/01            AS OF 12/31/03
-------------------------------------------------------------------------------------------
Capital Appreciation Fund             30.34%       (3.66)%                $9,150
S&P 500 Index                         28.67%       (1.06)%                $9,750

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST EQUITY GROWTH FUND
ADVISED BY: VAN KAMPEN

MARKET OVERVIEW

In 2003 a number of positive stimuli moved the market forward. The war in Iraq removed a significant geopolitical concern that had hung over the market for some time. The Bush Administration's passage of tax cuts for income, capital gains, and dividends served to make equity investing more appealing. Low interest rates spurred record mortgage refinancing, robust home purchasing activity, debt restructuring, and balance sheet de-leveraging. Corporate earnings recovered after declines in 2001 and 2002, with results topping expectations for the first three quarters of 2003. Manufacturing activity, as reported by the Institute for Supply Management, rose to 66.2 as of December month-end. The advance resulted from an expansion in new orders and a boost in production, both of which point to industrial growth. The University of Michigan's survey of consumer sentiment increased to a level of 92.6 during the year, suggesting that consumers are gaining confidence in the recovery, but are still waiting for labor market improvement. 2003 will also be remembered for the weak U.S. dollar and as a period during which cheaper, more speculative stocks rallied.

PERFORMANCE REVIEW

The LSA Equity Growth Fund returned 23.47% for the period ending December 31, 2003 compared to a 28.67% return for its benchmark, the S&P 500 Index. During 2003, across the market cap spectrum, smaller cap and lower quality, more speculative stocks exceeded larger, higher quality names. Our emphasis on the larger, higher quality names we favor had an opportunity cost to our performance. While sector allocations added to relative return, stock selection was a detractor, as detailed below.

Stock selection was weakest in the consumer discretionary sector. An overweight in the sector was a modest positive. The portfolio was hampered by weak performance from a number of retailers, including Wal-Mart, one of the Fund's 10 largest positions.

Favorable stock selection in the healthcare sector was unfortunately overshadowed by the negative effect of our sector overweight. Health care did not advance as strongly as other economically sensitive sectors. Among our largest holdings in the healthcare sector, Pfizer and Johnson & Johnson both had a negative effect on relative results.

Stock selection among consumer staples stocks also fell short of the index sector; an overweight in the sector detracted from relative results as well since staples lagged the broad market. Positions in several beverage and food companies, as well as a household products manufacturer were largely responsible for underperformance in this sector. Top 10 holding Procter and Gamble was a significant detractor.

In the financial services group, lagging stock performance was compounded by the impact of a meaningful sector underweight. Among the portfolio's largest financial positions, Citigroup was a strong positive contributor, while American International Group's return was less than half that of the index sector.

The Fund's position in the industrial sector also detracted from relative performance, due to both weak performance of individual holdings and the effect of a sector underweight. While top 10 holding General Electric added to relative results, its contribution was not enough to offset losses in a number of other industrial stocks, particularly defense contractors.

The Fund's energy position had a moderate negative effect on relative results, due mainly to lagging stock performance. An underweight in the strong performing materials sector also detracted from relative performance.

An overweight in the information technology sector was the largest positive contributor to relative results for the year. This was augmented by strong stock selection. Among the portfolio's largest technology positions, Cisco and Intel were significant positive contributors. A large overweight in Microsoft detracted from relative results.

A meaningful underweight in telecommunications stocks also added to relative return. Although telecommunications stocks were among the leaders in the early stages of the 2003 rally, telecommunications finished the year as the worst performing index sector.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN EQUITY GROWTH FUND,
, THE S&P 500 INDEX, AND THE RUSSELL 1000 GROWTH INDEX

                 EQUITY GROWTH FUND  S&P 500 INDEX  RUSSELL 1000 GROWTH INDEX
        10/1/99             $10,000        $10,000                    $10,000
       10/31/99             $10,480        $10,632                    $10,717
       11/30/99             $11,010        $10,848                    $11,295
       12/31/99             $12,070        $11,486                    $12,470
      1/31/2000             $11,890        $10,909                    $11,885
      2/29/2000             $12,150        $10,703                    $12,466
      3/31/2000             $13,520        $11,749                    $13,359
      4/30/2000             $12,880        $11,396                    $12,723
      5/31/2000             $12,220        $11,162                    $12,082
      6/30/2000             $12,820        $11,437                    $12,998
      7/31/2000             $12,660        $11,259                    $12,456
      8/31/2000             $13,480        $11,958                    $13,584
      9/30/2000             $12,370        $11,326                    $12,299
     10/31/2000             $12,160        $11,278                    $11,717
     11/30/2000             $10,870        $10,390                     $9,990
     12/31/2000             $10,643        $10,441                     $9,674
      1/31/2001             $11,133        $10,811                    $10,342
      2/28/2001              $9,735         $9,826                     $8,586
      3/31/2001              $8,671         $9,204                     $7,652
      4/30/2001              $9,652         $9,918                     $8,620
      5/31/2001              $9,683         $9,985                     $8,493
      6/30/2001              $9,453         $9,742                     $8,296
      7/31/2001              $9,203         $9,646                     $8,089
      8/31/2001              $8,566         $9,043                     $7,427
      9/30/2001              $8,045         $8,313                     $6,686
     10/31/2001              $8,337         $8,471                     $7,037
     11/30/2001              $9,067         $9,121                     $7,712
     12/31/2001              $9,000         $9,201                     $7,698
      1/31/2002              $8,780         $9,067                     $7,562
      2/28/2002              $8,467         $8,892                     $7,248
      3/31/2002              $8,707         $9,226                     $7,499
      4/30/2002              $8,039         $8,667                     $6,887
      5/31/2002              $7,903         $8,604                     $6,720
      6/30/2002              $7,298         $7,991                     $6,099
      7/31/2002              $6,671         $7,368                     $5,763
      8/31/2002              $6,661         $7,416                     $5,781
      9/30/2002              $5,982         $6,611                     $5,181
     10/31/2002              $6,557         $7,192                     $5,656
     11/30/2002              $6,870         $7,615                     $5,963
     12/31/2002              $6,316         $7,168                     $5,552
      1/31/2003              $6,160         $6,981                     $5,417
      2/28/2003              $6,129         $6,876                     $5,392
      3/31/2003              $6,254         $6,942                     $5,492
      4/30/2003              $6,640         $7,514                     $5,898
      5/31/2003              $6,880         $7,910                     $6,193
      6/30/2003              $6,953         $8,011                     $6,278
      7/31/2003              $7,110         $8,152                     $6,434
      8/31/2003              $7,235         $8,311                     $6,594
      9/30/2003              $7,100         $8,223                     $6,524
     10/31/2003              $7,507         $8,688                     $6,890
     11/30/2003              $7,538         $8,764                     $6,962
     12/31/2003              $7,799         $9,223                     $7,203

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      10/1/99            AS OF 12/31/03
-------------------------------------------------------------------------------------------
Equity Growth Fund                    23.47%       (5.68)%                $7,794
S&P 500 Index                         28.67%       (1.88)%                $9,223
Russell 1000 Growth Index             29.75%       (7.42)%                $7,203

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY

MARKET OVERVIEW

For the 12-month period that ended December 31, 2003, the U.S. equity market posted broad double-digit gains, ending a three-year streak of negative returns. For the full year, the S&P 500 Index advanced 28.67%, while smaller-cap and technology stocks, represented by the Russell 2000 Index and the NASDAQ Composite Index, returned 47.25% and 50.78%, respectively. Continuing signs of strength in the U.S. economy, increased corporate profits, diminishing prospects of a protracted war in Iraq, and high levels of fiscal and monetary stimulus all combined to cause investors to seek out more speculative issues.

PERFORMANCE REVIEW

For the 12-month period, the LSA Diversified Mid-Cap Fund posted a 32.80% return, but trailed its benchmark, the Russell MidCap Index, which returned 40.06%. Security selection in the information technology sector, especially the technology hardware & equipment group, detracted from performance, as did stock selection in health care. The fund benefited from good stock selection in the consumer discretionary and materials sectors, as well as its overweighted position in financials.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF FIDELITY MANAGEMENT & RESEARCH COMPANY, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN DIVERSIFIED MID-CAP FUND,
AND THE RUSSELL MIDCAP INDEX

                 DIVERSIFIED MID-CAP FUND  RUSSELL MIDCAP INDEX
      8/14/2001                   $10,000               $10,000
      8/31/2001                    $9,800                $9,747
      9/30/2001                    $8,540                $8,571
     10/31/2001                    $8,940                $8,911
     11/30/2001                    $9,650                $9,657
     12/31/2001                   $10,047               $10,045
      1/31/2002                   $10,017                $9,985
      2/28/2002                    $9,936                $9,879
      3/31/2002                   $10,387               $10,472
      4/30/2002                   $10,287               $10,269
      5/31/2002                   $10,167               $10,153
      6/30/2002                    $9,506                $9,472
      7/31/2002                    $8,556                $8,548
      8/31/2002                    $8,586                $8,594
      9/30/2002                    $7,745                $7,801
     10/31/2002                    $8,035                $8,196
     11/30/2002                    $8,486                $8,765
     12/31/2002                    $8,113                $8,419
      1/31/2003                    $7,903                $8,249
      2/28/2003                    $7,762                $8,140
      3/31/2003                    $7,802                $8,220
      4/30/2003                    $8,373                $8,817
      5/31/2003                    $9,064                $9,624
      6/30/2003                    $9,094                $9,722
      7/31/2003                    $9,285               $10,042
      8/31/2003                    $9,685               $10,478
      9/30/2003                    $9,485               $10,347
     10/31/2003                   $10,156               $11,137
     11/30/2003                   $10,487               $11,449
     12/31/2003                   $10,774               $11,792

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      8/14/01            AS OF 12/31/03
-------------------------------------------------------------------------------------------
Diversified Mid-Cap Fund              32.80%        3.18%                 $10,774
Russell MidCap Index                  40.06%        7.16%                 $11,792

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.

MARKET OVERVIEW

Investor optimism marked the start of 2003, as the stock market advanced sharply in the early weeks of January. Unfortunately, the gains proved unsustainable as concerns about economic strength and accelerating global tensions heightened investors' risk aversion. The stock market languished through much of the first quarter until it became clear in mid-March that a U.S. led invasion of Iraq was imminent. Optimism that the war would be short and successful spurred an equity rally that would continue nearly uninterrupted through the end of 2003. Initially, this long awaited rally was driven largely by the beaten down technology and telecommunications sectors and by individual stocks that had suffered severe declines during the prolonged bear market.

Accommodative monetary policy and fiscal stimuli led to a more favorable economic environment. As year-end approached, better-than-expected third quarter corporate earnings reports and improving consumer confidence also supported the stock market's continued advance. For most of 2003, small and mid-size stocks outperformed their large cap peers, with growth outperforming value in the small and mid-cap areas of the capitalization spectrum.

PERFORMANCE REVIEW

In this environment, the LSA Mid Cap Value Fund returned 39.78% for the 12-month period ended December 31, 2003. In comparison, its benchmark, the Russell Midcap Index, returned 40.06% and the Russell Midcap Value Index returned 38.07% over the same timeframe.

The Fund benefited from strong stock selection and the positive impact of its sector allocations. Stock selection was strongest in the consumer discretionary sector where an underweight allocation added to relative return as well. The Fund also benefited from particularly strong stock selection in the information technology, healthcare, and financial sectors.

The portfolio's energy position had the most significant negative effect on relative performance due to both weak stock selection and an overweight allocation. Stock selection in the consumer staples and industrial sectors also detracted from relative results for the year.

Additional positive influences included a substantial overweight in healthcare and underweights in financials, utilities, telecommunications, and consumer staples. An overweight in materials was a moderate detractor.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF VAN KAMPEN ASSET MANAGEMENT INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN MID CAP VALUE FUND,
THE RUSSELL MIDCAP INDEX, AND THE RUSSELL MIDCAP
VALUE INDEX

                 MID-CAP VALUE FUND  RUSSELL MIDCAP INDEX  RUSSELL MIDCAP VALUE INDEX
      8/14/2001             $10,000               $10,000                     $10,000
      8/31/2001              $9,940                $9,747                      $9,832
      9/30/2001              $8,980                $8,571                      $8,894
     10/31/2001              $9,440                $8,911                      $8,941
     11/30/2001             $10,270                $9,657                      $9,567
     12/31/2001             $10,707               $10,045                      $9,964
      1/31/2002             $10,747                $9,985                     $10,065
      2/28/2002             $10,978                $9,879                     $10,228
      3/31/2002             $11,781               $10,472                     $10,751
      4/30/2002             $11,620               $10,269                     $10,744
      5/31/2002             $11,520               $10,153                     $10,728
      6/30/2002             $10,737                $9,472                     $10,249
      7/31/2002              $9,523                $8,548                      $9,245
      8/31/2002              $9,693                $8,594                      $9,353
      9/30/2002              $8,941                $7,801                      $8,409
     10/31/2002              $9,653                $8,196                      $8,676
     11/30/2002             $10,075                $8,765                      $9,222
     12/31/2002              $9,905                $8,419                      $9,003
      1/31/2003              $9,714                $8,249                      $8,754
      2/28/2003              $9,533                $8,140                      $8,608
      3/31/2003              $9,654                $8,220                      $8,638
      4/30/2003             $10,367                $8,817                      $9,295
      5/31/2003             $11,464                $9,624                     $10,113
      6/30/2003             $11,383                $9,722                     $10,183
      7/31/2003             $11,836               $10,042                     $10,500
      8/31/2003             $12,459               $10,478                     $10,873
      9/30/2003             $12,117               $10,347                     $10,788
     10/31/2003             $12,952               $11,137                     $11,580
     11/30/2003             $13,173               $11,449                     $11,916
     12/31/2003             $13,845               $11,792                     $12,430

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      8/14/01            AS OF 12/31/03
-------------------------------------------------------------------------------------------
Mid Cap Value Fund                    39.78%       14.62%                 $13,845
Russell MidCap Index                  40.06%        7.16%                 $11,792
Russell MidCap Value Index            38.07%        9.56%                 $13,430

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST CAPITAL GROWTH FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

PERFORMANCE REVIEW

For the 12-month period ended December 31, 2003, LSA Variable Series Trust Capital Growth Fund had a total net return of 23.54%, underperforming the S&P 500 Index benchmark, which had a total return of 28.67%.

The underperformance in 2003 is attributable to the fact that we did not invest in the lower quality, smaller cap, speculative names that drove the market's return. Despite a difficult start to the year due to economic and geopolitical turmoil and uncertainty, media companies finished the year in positive territory. Although national advertising showed earlier signs of increasing strength, recovery of local advertising lagged and caused concern for companies exposed to this sector. In the latter part of the year, the Fund's media holdings benefited from several indicators that a full advertising recovery is underway. Although many of the Fund's technology holdings had positive absolute performance this year, relative performance suffered, as we did not own many of the more speculative, aggressive names that suffered the most in the last three years, but led the tech rally this year. These are companies in which we choose not to invest, as most of them do not meet our criteria for high-quality, long-term growth investments. Our disciplined investment philosophy is to buy high quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects, excellent management, and strong financials. We are long-term investors and believe that the companies we own will produce superior growth and outperform over the full market cycle.

The Fund's companies in the consumer discretionary sector fared well as travel and lodging related companies rebounded this year when the fear of SARS and geopolitical tensions eased. In the second quarter, travel volumes reached pre-war volumes and remained strong the rest of the year. The Fund was hurt by the underperformance of many large pharmaceutical companies. The group was down due to lackluster new product launches, competition from generic producers, and impending patent expirations. Most of the Fund's healthcare holdings are in the pharmaceutical industry because these companies fit our criteria for long-term growth such as pricing power, free cash flow, high return on invested capital, and long product life cycles.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN CAPITAL GROWTH FUND,
AND THE S&P 500 INDEX

                 CAPITAL GROWTH FUND  S&P 500 INDEX
        10/1/99              $10,000        $10,000
       10/31/99              $10,850        $10,632
       11/30/99              $11,120        $10,848
       12/31/99              $12,080        $11,486
      1/31/2000              $11,499        $10,909
      2/29/2000              $11,309        $10,703
      3/31/2000              $12,350        $11,749
      4/30/2000              $11,979        $11,396
      5/31/2000              $11,729        $11,162
      6/30/2000              $12,340        $11,437
      7/31/2000              $12,100        $11,259
      8/31/2000              $12,730        $11,958
      9/30/2000              $12,080        $11,326
     10/31/2000              $11,989        $11,278
     11/30/2000              $11,129        $10,390
     12/31/2000              $11,061        $10,441
      1/31/2001              $11,424        $10,811
      2/28/2001              $10,324         $9,826
      3/31/2001               $9,577         $9,204
      4/30/2001              $10,459         $9,918
      5/31/2001              $10,490         $9,985
      6/30/2001              $10,272         $9,742
      7/31/2001              $10,013         $9,646
      8/31/2001               $9,349         $9,043
      9/30/2001               $8,591         $8,313
     10/31/2001               $8,747         $8,471
     11/30/2001               $9,421         $9,121
     12/31/2001               $9,484         $9,201
      1/31/2002               $9,235         $9,067
      2/28/2002               $9,038         $8,892
      3/31/2002               $9,287         $9,226
      4/30/2002               $8,591         $8,667
      5/31/2002               $8,550         $8,604
      6/30/2002               $7,886         $7,991
      7/31/2002               $7,346         $7,368
      8/31/2002               $7,377         $7,416
      9/30/2002               $6,620         $6,611
     10/31/2002               $7,305         $7,192
     11/30/2002               $7,689         $7,615
     12/31/2002               $7,173         $7,168
      1/31/2003               $6,986         $6,981
      2/28/2003               $6,851         $6,876
      3/31/2003               $6,975         $6,942
      4/30/2003               $7,557         $7,514
      5/31/2003               $7,837         $7,910
      6/30/2003               $7,878         $8,011
      7/31/2003               $8,024         $8,152
      8/31/2003               $8,190         $8,311
      9/30/2003               $8,076         $8,223
     10/31/2003               $8,480         $8,688
     11/30/2003               $8,470         $8,764
     12/31/2003               $8,861         $9,223

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/03
---------------------------------------------------------------------------------------------
Capital Growth Fund                   23.54%       (2.81)%                 $8,861
S&P 500 Index                         28.67%       (1.88)%                 $9,223

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BLUE CHIP FUND
ADVISED BY: AIM CAPITAL MANAGEMENT, INC.

MARKET OVERVIEW

In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets managed to finish the period with gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. GDP growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5%, and GDP growth for the year should come in near 4.5%.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, at the end of the first half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial average was up 28.27%, the NASDAQ was up 50.78%, and the S&P was up 28.67%.

PERFORMANCE REVIEW

During the 12-months ending December 31, 2003, the LSA Blue Chip Fund returned 25.23%. The Fund underperformed its benchmark, the S&P 500 Index, which posted a return of 28.67% for the same period. All ten sectors within the S&P 500 Index posted positive gains for the year. The economic recovery brought improved earnings fundamentals and a positive outlook for many of the companies in this portfolio's universe, and almost all holdings were rewarded with positive returns for the year. On average, the Fund held an overweight position in the information technology sector, and held slight underweight positions in industrials, consumer staples, telecommunication services, materials, and utilities relative to the S&P 500 Index.

In terms of sectors, the Fund's underperformance relative to its benchmark was largely due to its underweight position in industrials, as this sector performed very well during 2003. Stock selections in financials and consumer staples also detracted from performance when compared to the S&P 500 Index. Alternatively, the Fund's overweight position in the information technology sector greatly helped performance relative to the benchmark, as did good stock picks in health care. Within the information technology sector, semiconductors and semiconductor equipment companies benefited the portfolio the most, as this industry surged during 2003.

As the economy was turning towards a recovery during 2003, investors focused on the most economically sensitive segment of the market. Therefore, more volatile, lower quality cyclical stocks were favored; and these companies are predominantly found in the mid and small capitalization segment of the market. While the portfolio was positioned for an economic recovery, and followed the improving earnings fundamentals in many sectors, the overall strategy continued to focus on large capitalization, high-quality, long-term market leaders from all sectors of the market. Ultimately, this limited the Fund's ability to fully participate in the rally, which was characterized by more economically sensitive and speculative stocks in the lower market-capitalization range of the S&P 500 Index.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF AIM CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BLUE CHIP FUND,
AND THE S&P 500 INDEX

                 BLUE CHIP FUND  S&P 500 INDEX
      8/14/2001         $10,000        $10,000
      8/31/2001          $9,400         $9,559
      9/30/2001          $8,550         $8,787
     10/31/2001          $8,880         $8,955
     11/30/2001          $9,610         $9,642
     12/31/2001          $9,620         $9,726
      1/31/2002          $9,420         $9,584
      2/28/2002          $9,090         $9,399
      3/31/2002          $9,460         $9,753
      4/30/2002          $8,760         $9,162
      5/31/2002          $8,560         $9,095
      6/30/2002          $7,980         $8,447
      7/31/2002          $7,420         $7,789
      8/31/2002          $7,470         $7,840
      9/30/2002          $6,730         $6,988
     10/31/2002          $7,310         $7,603
     11/30/2002          $7,530         $8,050
     12/31/2002          $7,100         $7,577
      1/31/2003          $6,900         $7,379
      2/28/2003          $6,870         $7,268
      3/31/2003          $6,990         $7,339
      4/30/2003          $7,500         $7,943
      5/31/2003          $7,840         $8,361
      6/30/2003          $7,860         $8,468
      7/31/2003          $8,060         $8,617
      8/31/2003          $8,200         $8,785
      9/30/2003          $8,060         $8,692
     10/31/2003          $8,480         $9,183
     11/30/2003          $8,570         $9,264
     12/31/2003          $8,892         $9,750

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/03
---------------------------------------------------------------------------------------------
Blue Chip Fund                        25.23%       (4.81)%                 $8,892
S&P 500 Index                         28.67%       (1.06)%                 $9,750

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC

MARKET OVERVIEW

The U.S. equity market finally reversed course in 2003 after three years of negative returns. All the major indices posted double-digit gains, with the S&P 500 Index returning 28.67% and the NASDAQ Composite Index rebounding 50.78%. Many investors were rewarded handsomely for taking risks during the year, as evidenced by the Nasdaq's strong return. We believe aggressive monetary and fiscal stimulus spurred market participants to focus on more risky stocks that had underperformed significantly in prior years. These "higher-beta" stocks led the market's rebound in 2003. Continued signs of an economic recovery helped to sustain equity market gains and to increase market breadth as the year progressed.

PERFORMANCE REVIEW

The LSA Value Equity Fund returned 30.44% for the 12-month period ending December 31, 2003 compared to a return of 28.67% for its benchmark, the S&P 500 Index.

Sectors that contributed most to the Fund's performance for the year included financials, technology and consumer discretionary. Within the financials sector, the Fund benefited from an overweight position in capital-markets sensitive stocks, like the brokers and securities processors. These stocks rallied strongly as investors responded to increased capital markets activity and more favorable market conditions. Merrill Lynch, our largest position among that group, gained more than 50% last year. One of our regional bank holdings, FleetBoston Financial, reacted quite positively to Bank of America's agreement to purchase the company.

Similar to the broad market, technology stocks also provided a boost to Fund performance. In particular, the Fund's exposure to telecom equipment and hardware stocks contributed noticeably. Several of these stocks, such as Lucent Technologies and Comverse Technology, rebounded strongly from depressed levels in 2002. Within the consumer discretionary sector, McDonald's and Home Depot also rallied from oversold conditions at the beginning of the year. McDonald's benefited from new product introductions that aided same-store sales; Home Depot's stock responded to an improving economy and new management initiatives.

Three of the Fund's sectors that lagged last year included healthcare, telecommunications and utilities. The fact that utilities lagged in a year when the equity markets rebounded strongly is not a surprise, given the group's lower growth prospects. Within the healthcare sector, all of our large-cap pharmaceutical holdings underperformed. The pharmaceutical stocks in general have been hurt due to concerns about patent expirations and a slowing pipeline of new drugs. In particular, two of the Fund's laggards included Schering-Plough and Merck. Schering-Plough suffered from the expiration of its Claritin allergy drug patent as well as increased competition in the hepatitis market. Merck suffered after terminating two drugs in late-stage development. We continue to hold both of these stocks as well as Pfizer, our largest pharmaceutical holding. Tenet Healthcare, a hospital stock that we sold earlier in the year, also penalized performance.

Unlike technology, the telecom sector did not rebound last year. Concerns about increased competition on all fronts continue to worry investors. In addition to existing wireline and wireless competitors, the group faces renewed competition from cable companies in the form of cable telephony. Although cable telephony is in the early stages of adoption, we believe its impact will likely lead to continued deflationary pressures in the sector. The traditional regional bell operating companies plan to compete more effectively by bundling services to consumers and cutting costs. Excess capacity in the industry may lead to further consolidation, particularly in the wireless sector. AT&T, Verizon Communications and SBC Communications were three of the Fund's telecom holdings that underperformed last year. We continue to hold each of these stocks based on their favorable valuation and strong cash flow.

We have taken advantage of recent strength in the U.S. equity market to reduce selected positions as a result of increased valuations, particularly in the technology sector. Given our favorable view of the economy, we have added some additional cyclical exposure to the portfolio. We also continue to focus on high-quality stocks that lagged last year, which has led us to increase our weighting in consumer staples and healthcare, particularly the pharmaceutical stocks.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF SALOMON BROTHERS ASSET MANAGEMENT INC, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN VALUE EQUITY FUND,
AND THE S&P 500 INDEX

                 VALUE EQUITY FUND  S&P 500 INDEX
        10/1/99            $10,000        $10,000
       10/31/99            $10,300        $10,632
       11/30/99            $10,550        $10,848
       12/31/99            $10,756        $11,486
      1/31/2000            $10,456        $10,909
      2/29/2000            $10,145        $10,703
      3/31/2000            $11,227        $11,749
      4/30/2000            $11,137        $11,396
      5/31/2000            $11,597        $11,162
      6/30/2000            $11,728        $11,437
      7/31/2000            $11,577        $11,259
      8/31/2000            $12,338        $11,958
      9/30/2000            $12,178        $11,326
     10/31/2000            $12,629        $11,278
     11/30/2000            $11,818        $10,390
     12/31/2000            $12,408        $10,441
      1/31/2001            $13,317        $10,811
      2/28/2001            $12,537         $9,826
      3/31/2001            $12,007         $9,204
      4/30/2001            $12,700         $9,918
      5/31/2001            $12,765         $9,985
      6/30/2001            $12,299         $9,742
      7/31/2001            $12,429         $9,646
      8/31/2001            $11,758         $9,043
      9/30/2001            $10,664         $8,313
     10/31/2001            $10,773         $8,471
     11/30/2001            $11,585         $9,121
     12/31/2001            $11,803         $9,201
      1/31/2002            $11,635         $9,067
      2/28/2002            $11,257         $8,892
      3/31/2002            $11,847         $9,226
      4/30/2002            $11,435         $8,667
      5/31/2002            $11,402         $8,604
      6/30/2002            $10,277         $7,991
      7/31/2002             $9,409         $7,368
      8/31/2002             $9,509         $7,416
      9/30/2002             $8,195         $6,611
     10/31/2002             $8,952         $7,192
     11/30/2002             $9,965         $7,615
     12/31/2002             $9,186         $7,168
      1/31/2003             $9,041         $6,981
      2/28/2003             $8,785         $6,876
      3/31/2003             $8,785         $6,942
      4/30/2003             $9,487         $7,514
      5/31/2003            $10,288         $7,910
      6/30/2003            $10,455         $8,011
      7/31/2003            $10,533         $8,152
      8/31/2003            $10,756         $8,311
      9/30/2003            $10,600         $8,223
     10/31/2003            $11,201         $8,688
     11/30/2003            $11,357         $8,764
     12/31/2003            $11,982         $9,223

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF $10,000 INVESTMENT
                                     ONE YEAR      10/1/99            AS OF 12/31/03
-------------------------------------------------------------------------------------------
Value Equity Fund                     30.44%        4.35%                 $11,982
S&P 500 Index                         28.67%       (1.88)%                $ 9,223

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BASIC VALUE FUND
ADVISED BY: AIM CAPITAL MANAGEMENT, INC.

MARKET OVERVIEW

In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets managed to finish the period with gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. GDP growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5%, and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates. Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and showed improvement by the end of the year at 5.7%. The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, at the end of the first half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial average was up 28.27%, the NASDAQ was up 50.78%, and the S&P was up 28.67%.

PERFORMANCE REVIEW

During the 12-months ending December 31, 2003, the LSA Basic Value Fund returned 33.42%. The Fund outperformed its benchmark, the S&P 500 Index, which posted a return of 28.67% for the same period.

Strong stock selection in the Industrials and Health Care sectors and an overweight position in the Technology and Consumer Discretionary sectors contributed positively to relative performance. Poor stock selection in the Utilities sector, specifically in the multi-utilities and unregulated power industry, detracted from relative performance. Poor stock selection in the Consumer Staples and Energy sector also hurt relative performance.

Rather than constantly shifting the portfolio to take advantage of minor and relatively uncertain near-term opportunities, fund managers concentrated on major long-term trends. The Fund's investment approach, which is rooted in the belief that companies have a measurable value independent of the market and based on cash flows generated by the business, has led managers to many compelling opportunities. Managers' estimates of the portfolio's discount to intrinsic value continued to be favorable.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF AIM CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BASIC VALUE FUND,
AND THE S&P 500 INDEX

                 BASIC VALUE FUND  S&P 500 INDEX
      8/14/2001           $10,000        $10,000
      8/31/2001            $9,730         $9,559
      9/30/2001            $8,450         $8,787
     10/31/2001            $8,630         $8,955
     11/30/2001            $9,340         $9,642
     12/31/2001            $9,631         $9,726
      1/31/2002            $9,561         $9,584
      2/28/2002            $9,381         $9,399
      3/31/2002           $10,071         $9,753
      4/30/2002            $9,721         $9,162
      5/31/2002            $9,671         $9,095
      6/30/2002            $8,711         $8,447
      7/31/2002            $7,811         $7,789
      8/31/2002            $7,941         $7,840
      9/30/2002            $6,981         $6,988
     10/31/2002            $7,431         $7,603
     11/30/2002            $8,041         $8,050
     12/31/2002            $7,541         $7,577
      1/31/2003            $7,371         $7,379
      2/28/2003            $7,111         $7,268
      3/31/2003            $7,081         $7,339
      4/30/2003            $7,721         $7,943
      5/31/2003            $8,501         $8,361
      6/30/2003            $8,541         $8,468
      7/31/2003            $8,791         $8,617
      8/31/2003            $9,091         $8,785
      9/30/2003            $8,901         $8,692
     10/31/2003            $9,341         $9,183
     11/30/2003            $9,521         $9,264
     12/31/2003           $10,061         $9,750

                          AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED DECEMBER 31,
           2003

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      8/14/01             AS OF 12/31/03
---------------------------------------------------------------------------------------------
Basic Value Fund                      33.42%        0.26%                  $10,061
S&P 500 Index                         28.67%       (1.06)%                 $ 9,750

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

LSA VARIABLE SERIES TRUST BALANCED FUND
ADVISED BY: OPCAP ADVISORS

PERFORMANCE REVIEW

The LSA Balanced Fund enjoyed a strong year, outperforming its benchmark in a sharply higher stock market. The Fund returned 29.22% in the year compared with 20.36% for the benchmark, a 60% weighting of the S&P 500 Index and a 40% weighting of the Merrill Lynch Corporate Master Bond Index. The Fund invests in stocks for growth and bonds for income. About 67% of the Fund's assets were invested in stocks at year-end, 26% in bonds and 7% in cash and equivalents.

Our stocks did extremely well, returning 43.1% in the year compared with 28.7% for the S&P 500 Index, as we benefited from good stock selection across a range of market sectors. At year-end, the Fund was overweight in consumer discretionary stocks (including retailing and entertainment issues) and materials stocks (such as metals and paper companies) versus their representation in the S&P 500 because of the opportunities we find there in an improving economy. Our consumer discretionary stocks returned 68.9% in 2003 compared with 36.7% for the consumer discretionary sector of the S&P 500 while our materials stocks returned 49.3% compared with 38.2% for the materials sector of the index, helping drive performance.

We also did well with our technology stocks even though we are underweight in the sector. Our banking, insurance and other financial stocks detracted slightly from relative performance, returning 27.0% in 2003 versus 31.1% for the financial sector of the index.

Among individual stocks, EMC (data storage equipment) was the top contributor, rising approximately 100% on new products and improving earnings. We reduced our position in the second and third quarters, taking profits as the share price increased, and eliminated our investment in the fourth quarter as the stock became fully valued, in our view. Other top contributors included Hughes Electronics (satellite TV), Sears Roebuck (retailing), Dollar General (discount retailing) and Alcan (aluminum). Tenet Healthcare (hospitals) was the biggest detractor.

We invest in stocks priced below our estimate of intrinsic value. DuPont (chemicals) was one of our larger new positions. We believe investors are underestimating the company's earnings power, which should improve with the economic recovery and cost cutting. Other purchases included AT&T Wireless (telecom services), Aetna (health benefits provider), Nokia (telecom equipment) and Dell (computers).

The Fund's fixed income investments returned 10.5% in 2003 compared with 8.3% for the Merrill Lynch Corporate Master Bond Index. We maintained a short duration throughout the fourth quarter to reduce the portfolio's exposure to the possibility of higher rates.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF OPCAP ADVISORS, THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A $10,000 INVESTMENT IN BALANCED FUND,
THE S&P 500 INDEX, THE MERRILL LYNCH CORPORATE MASTER BOND INDEX,
AND A COMPOSITE INDEX

                                               MERRILL LYNCH CORPORATE
                 BALANCED FUND  S&P 500 INDEX     MASTER BOND INDEX     COMPOSITE INDEX
        10/1/99        $10,000        $10,000                  $10,000          $10,000
       10/31/99        $10,480        $10,632                  $10,079          $10,411
       11/30/99        $10,430        $10,848                  $10,097          $10,545
       12/31/99        $10,340        $11,486                  $10,089          $10,914
      1/31/2000        $10,199        $10,909                  $10,027          $10,558
      2/29/2000         $9,626        $10,703                  $10,105          $10,471
      3/31/2000        $10,511        $11,749                  $10,217          $11,132
      4/30/2000        $10,420        $11,396                  $10,086          $10,874
      5/31/2000        $10,460        $11,162                  $10,035          $10,718
      6/30/2000        $10,490        $11,437                  $10,285          $10,983
      7/31/2000        $10,159        $11,259                  $10,406          $10,932
      8/31/2000        $10,470        $11,958                  $10,541          $11,396
      9/30/2000        $10,651        $11,326                  $10,622          $11,070
     10/31/2000        $11,044        $11,278                  $10,618          $11,041
     11/30/2000        $10,953        $10,390                  $10,770          $10,582
     12/31/2000        $11,258        $10,441                  $10,976          $10,694
      1/31/2001        $11,818        $10,811                  $11,270          $11,036
      2/28/2001        $11,699         $9,826                  $11,380          $10,476
      3/31/2001        $11,721         $9,204                  $11,467          $10,110
      4/30/2001        $12,066         $9,918                  $11,408          $10,560
      5/31/2001        $12,367         $9,985                  $11,525          $10,646
      6/30/2001        $12,033         $9,742                  $11,575          $10,509
      7/31/2001        $12,001         $9,646                  $11,901          $10,565
      8/31/2001        $11,667         $9,043                  $12,030          $10,215
      9/30/2001        $11,322         $8,313                  $12,059           $9,729
     10/31/2001        $11,215         $8,471                  $12,329           $9,928
     11/30/2001        $11,570         $9,121                  $12,221          $10,350
     12/31/2001        $11,510         $9,201                  $12,155          $10,382
      1/31/2002        $11,268         $9,067                  $12,218          $10,313
      2/28/2002        $10,805         $8,892                  $12,310          $10,225
      3/31/2002        $11,302         $9,226                  $12,074          $10,377
      4/30/2002        $10,747         $8,667                  $12,237          $10,056
      5/31/2002        $10,539         $8,604                  $12,395          $10,063
      6/30/2002         $9,717         $7,991                  $12,392           $9,632
      7/31/2002         $8,989         $7,368                  $12,290           $9,150
      8/31/2002         $9,301         $7,416                  $12,730           $9,317
      9/30/2002         $8,514         $6,611                  $12,942           $8,772
     10/31/2002         $8,919         $7,192                  $12,750           $9,183
     11/30/2002         $9,833         $7,615                  $12,953           $9,565
     12/31/2002         $9,404         $7,168                  $13,392           $9,358
      1/31/2003         $9,404         $6,981                  $13,423           $9,220
      2/28/2003         $9,299         $6,876                  $13,718           $9,218
      3/31/2003         $9,392         $6,942                  $13,731           $9,275
      4/30/2003        $10,096         $7,514                  $13,992           $9,804
      5/31/2003        $10,776         $7,910                  $14,436          $10,238
      6/30/2003        $10,788         $8,011                  $14,414          $10,310
      7/31/2003        $10,905         $8,152                  $13,805          $10,245
      8/31/2003        $11,292         $8,311                  $13,910          $10,396
      9/30/2003        $11,175         $8,223                  $14,410          $10,479
     10/31/2003        $11,655         $8,688                  $14,249          $10,788
     11/30/2003        $11,784         $8,764                  $14,313          $10,864
     12/31/2003        $12,152         $9,223                  $14,504          $11,264

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003

                                               SINCE INCEPTION  VALUE OF A $10,000 INVESTMENT
                                     ONE YEAR      10/1/99             AS OF 12/31/03
---------------------------------------------------------------------------------------------
Balanced Fund                          29.22%           4.69%              $12,152
S&P 500 Index                          28.67%          (1.88)%             $ 9,223
Merrill Lynch Corporate Master Bond
  Index                                 8.31%           9.13%              $14,504
Composite Index *                      20.36%           2.84%              $11,264

  * Composed of 60% of the return of the S&P 500 Index and 40% of the return of the Merrill Lynch Corporate Master Bond Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS - 95.5%
         ADVERTISING - 0.8%
 13,150  Valueclick, Inc.* ......................  $   119,402
                                                   -----------
         AEROSPACE & DEFENSE - 0.7%
  1,250  Engineered Support Systems .............       68,825
  1,250  MTC Technologies, Inc.* ................       40,275
                                                   -----------
                                                       109,100
                                                   -----------
         AIRLINES - 0.5%
  6,000  Pinnacle Airlines Corp.* ...............       83,340
                                                   -----------
         APPAREL RETAILERS - 2.7%
  2,000  Aeropostale, Inc.* .....................       54,840
  1,900  bebe stores, Inc.* .....................       49,381
  4,050  Christopher & Banks Corp. ..............       79,096
  1,425  Pacific Sunwear of California,                 30,096
           Inc.* ................................
  5,600  Urban Outfitters, Inc.* ................      207,480
                                                   -----------
                                                       420,893
                                                   -----------
         AUTOMOTIVE - 0.9%
  4,300  United Auto Group, Inc. ................      134,590
                                                   -----------
         BANKING - 3.7%
  2,950  AmeriCredit Corp.* .....................       46,993
  6,800  Boston Private Financial Holdings,            168,912
           Inc. .................................
  1,900  Franklin Bank Corp.* ...................       36,100
  8,300  Net.B@nk, Inc. .........................      110,805
  2,150  PrivateBancorp, Inc. ...................       97,868
  2,250  Silicon Valley Bancshares* .............       81,157
  1,850  World Acceptance Corp.* ................       36,833
                                                   -----------
                                                       578,668
                                                   -----------
         BEVERAGES, FOOD & TOBACCO - 0.3%
  2,850  Peet's Coffee & Tea, Inc.* .............       49,618
                                                   -----------
         CHEMICALS - 0.8%
  4,000  Applied Films Corp.* ...................      132,080
                                                   -----------
         COMMERCIAL SERVICES - 7.7%
  3,850  Atrix Labs, Inc.* ......................       92,554
    900  BioReliance Corp.* .....................       43,038
  2,050  Bright Horizons Family Solutions,              86,100
           Inc.* ................................
  7,200  Digitas, Inc.* .........................       67,104
  6,600  eResearch Technology, Inc.* ............      167,772
  5,650  Exact Sciences Corp.* ..................       57,178
 14,100  Navigant Consulting, Inc.* .............      265,926
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMERCIAL SERVICES (CONTINUED)
  8,200  Omnicell, Inc.* ........................  $   132,840
  3,000  Pharmaceutical Product Development,            80,910
           Inc.* ................................
  7,850  Regeneration Technologies, Inc.* .......       86,036
  5,650  Telik, Inc.* ...........................      130,006
                                                   -----------
                                                     1,209,464
                                                   -----------
         COMMUNICATIONS - 3.0%
  5,050  Alvarion Ltd.* .........................       58,327
  8,900  AudioCodes Ltd.* .......................       92,916
  3,550  Ditech Communications Corp.* ...........       67,805
 15,250  Mindspeed Technologies, Inc.* ..........      104,462
  9,550  Sonus Networks, Inc.* ..................       72,198
  5,400  Verisity Ltd.* .........................       68,850
                                                   -----------
                                                       464,558
                                                   -----------
         COMPUTER PROGRAMMING SERVICES - 2.4%
  5,200  Business Objects SA - ADR* .............      180,284
    700  Callidus Software, Inc.* ...............       12,383
  1,750  Cognizant Technology Solutions                 79,870
           Corp.* ...............................
  5,750  Macromedia, Inc.* ......................      102,580
                                                   -----------
                                                       375,117
                                                   -----------
         COMPUTER RELATED SERVICES - 3.5%
  1,950  Carreker Corp.* ........................       27,319
  3,100  Checkfree Corp.* .......................       85,715
  2,650  Espeed, Inc. - Class A* ................       62,036
  6,950  Ixia* ..................................       81,315
  1,750  NetFlix.com, Inc.* .....................       95,707
 10,150  WebEx Communications, Inc.* ............      204,015
                                                   -----------
                                                       556,107
                                                   -----------
         COMPUTER SOFTWARE & PROCESSING - 3.2%
  5,100  Agile Software Corp.* ..................       50,490
  6,700  Anteon International Corp.* ............      241,535
 15,750  CNET Networks, Inc.* ...................      107,415
  2,500  SRA International, Inc. - Class A* .....      107,750
                                                   -----------
                                                       507,190
                                                   -----------
         COMPUTERS & INFORMATION - 3.9%
  4,000  Emulex Corp.* ..........................      106,720
  4,150  iPass, Inc.* ...........................       66,524
 14,000  M-Systems Flash Disk Pioneers Ltd.* ....      241,920

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS (CONTINUED)
         COMPUTERS & INFORMATION (CONTINUED)
  5,000  NetScreen Technologies, Inc.* ..........  $   123,750
  3,800  Scientific Games Corp. - Class A* ......       64,638
                                                   -----------
                                                       603,552
                                                   -----------
         DATA PROCESSING AND PREPARATION - 0.1%
  3,250  Homestore.com, Inc.* ...................       15,372
                                                   -----------
         ELECTRICAL EQUIPMENT - 0.2%
  5,000  Superconductor Technologies* ...........       27,900
                                                   -----------
         ELECTRONICS - 7.1%
  6,550  August Technology Corp.* ...............      121,502
  2,200  Ceradyne, Inc.* ........................       74,932
  4,400  ESS Technology, Inc.* ..................       74,844
  5,000  Exar Corp.* ............................       85,400
  6,250  Mobility Electronics, Inc.* ............       55,881
  1,800  OmniVision Technologies, Inc.* .........       99,450
    200  Pixelworks, Inc.* ......................        2,208
  8,500  PLX Technology, Inc.* ..................       75,225
  4,500  Power Integrations, Inc.* ..............      150,570
  4,000  Sigmatel, Inc.* ........................       98,720
  1,050  Silicon Laboratories, Inc.* ............       45,381
  4,800  Silicon Storage Technology, Inc.* ......       52,800
    850  Tessera Technologies, Inc.* ............       15,989
  4,900  Trident Microsystems, Inc.* ............       85,358
  7,050  Virage Logic Corp.* ....................       71,699
                                                   -----------
                                                     1,109,959
                                                   -----------
         ENTERTAINMENT & LEISURE - 2.0%
  7,200  Alliance Gaming Corp.* .................      177,480
  2,000  Multimedia Games, Inc.* ................       82,200
  2,000  Penn National Gaming, Inc.* ............       46,160
                                                   -----------
                                                       305,840
                                                   -----------
         FINANCIAL SERVICES - 1.8%
  2,800  Accredited Home Lenders Holding Co.* ...       85,680
  1,050  Affiliated Managers Group, Inc.* .......       73,070
  2,900  CapitalSource, Inc.* ...................       62,872
  3,000  Saxon Capital, Inc.* ...................       62,850
                                                   -----------
                                                       284,472
                                                   -----------
         HEALTH CARE PROVIDERS - 5.4%
  4,400  Accredo Health, Inc.* ..................      139,084
  3,800  American Healthways, Inc.* .............       90,706
  2,350  Covance, Inc.* .........................       62,980
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         HEALTH CARE PROVIDERS (CONTINUED)
  3,650  Inveresk Research Group, Inc.* .........  $    90,265
  1,600  Odyssey Healthcare, Inc.* ..............       46,816
  3,800  Sunrise Senior Living, Inc.* ...........      147,212
  6,450  United Surgical Partners International,       215,946
           Inc.* ................................
  1,500  VistaCare, Inc. - Class A* .............       52,725
                                                   -----------
                                                       845,734
                                                   -----------
         HEAVY MACHINERY - 1.5%
  4,250  FormFactor, Inc.* ......................       84,150
  5,300  Ultratech, Inc.* .......................      155,661
                                                   -----------
                                                       239,811
                                                   -----------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.7%
  4,200  Select Comfort Corp.* ..................      103,992
                                                   -----------
         INFORMATION RETRIEVAL SERVICES - 4.2%
 11,800  Ask Jeeves, Inc.* ......................      213,816
  5,150  Autobytel, Inc.* .......................       46,762
  4,100  CoStar Group, Inc.* ....................      170,888
  9,650  Infospace, Inc.* .......................      222,433
    300  NIC, Inc.* .............................        2,409
                                                   -----------
                                                       656,308
                                                   -----------
         INSURANCE - 0.9%
  1,150  AMERIGROUP Corp.* ......................       49,048
  1,600  Infinity Property & Casualty Corp. .....       52,880
  1,400  ProAssurance Corp.* ....................       45,010
                                                   -----------
                                                       146,938
                                                   -----------
         LODGING - 0.4%
  2,250  Station Casinos, Inc. ..................       68,918
                                                   -----------
         MEDICAL SUPPLIES - 7.0%
  1,525  Advanced Neuromodulation Systems,              70,120
           Inc.* ................................
  4,700  Align Technology, Inc.* ................       77,644
  4,700  Closure Medical Corp.* .................      159,471
 10,600  Credence Systems Corp.* ................      139,496
  3,400  I-Flow Corp.* ..........................       47,294
  4,650  Intuitive Surgical, Inc.* ..............       79,469
  4,150  Kyphon, Inc.* ..........................      103,045
  3,900  LTX Corp.* .............................       58,617
  7,900  Orthologic Corp.* ......................       48,427
  3,350  Photon Dynamics, Inc.* .................      134,804

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
ADVISED BY: RS INVESTMENT MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS (CONTINUED)
         MEDICAL SUPPLIES (CONTINUED)
  3,150  Ventana Medical Systems* ...............  $   124,110
  1,750  Wright Medical Group, Inc.* ............       53,270
                                                   -----------
                                                     1,095,767
                                                   -----------
         METALS - 0.9%
  5,800  Steel Dynamics, Inc.* ..................      136,242
                                                   -----------
         PHARMACEUTICALS - 12.1%
  5,500  Adolor Corp.* ..........................      110,110
  6,000  Alexion Pharmaceuticals, Inc.* .........      102,120
  2,100  Angiotech Pharmaceuticals, Inc.* .......       96,600
 10,950  Atherogenics, Inc.* ....................      163,703
  7,000  Discovery Laboratories, Inc.* ..........       73,430
  5,750  Epix Medical, Inc.* ....................       93,610
  2,500  Ilex Oncology, Inc.* ...................       53,125
  2,700  Impax Laboratories, Inc.* ..............       38,853
  4,500  Inspire Pharmaceuticals, Inc.* .........       63,720
  5,500  K-V Pharmaceutical Co. -                      140,250
           Class A* .............................
  1,900  Martek Biosciences Corp.* ..............      123,443
  8,650  Nabi Biopharmaceuticals* ...............      109,942
  4,500  Onyx Pharmaceuticals, Inc.* ............      127,035
  7,750  Penwest Pharmaceuticals Co.* ...........      133,920
 10,200  Salix Pharmaceuticals Ltd.* ............      231,234
  1,500  Serologicals Corp.* ....................       27,900
  5,900  The Medicines Co.* .....................      173,814
  2,200  Vicuron Pharmaceuticals, Inc.* .........       41,030
                                                   -----------
                                                     1,903,839
                                                   -----------
         PREPACKAGED SOFTWARE - 9.1%
  5,950  Altiris, Inc.* .........................      217,056
  4,100  Chordiant Software, Inc.* ..............       22,345
  6,850  Dendrite International, Inc.* ..........      107,340
  4,050  Informatica Corp.* .....................       41,715
  8,300  Magma Design Automation, Inc.* .........      193,722
  4,050  Merge Technologies, Inc.* ..............       71,442
  7,750  Micromuse, Inc.* .......................       53,475
  3,200  MicroStrategy, Inc. - Class A* .........      167,936
  3,950  Packeteer, Inc.* .......................       67,071
  6,750  Quest Software, Inc.* ..................       95,850
  7,800  Red Hat, Inc.* .........................      146,406
 10,650  Retek, Inc.* ...........................       98,832
  8,800  United Online, Inc.* ...................      147,752
                                                   -----------
                                                     1,430,942
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         RESTAURANTS - 1.3%
  7,400  Chicago Pizza & Brewery, Inc.* .........  $   110,408
  4,025  Rare Hospitality International,                98,371
           Inc.* ................................
                                                   -----------
                                                       208,779
                                                   -----------
         RETAILERS - 4.8%
  7,800  1-800-FLOWERS.COM, Inc. - Class A* .....       86,268
  4,250  Cost Plus, Inc.* .......................      174,250
  2,700  Csk Auto Corp.* ........................       50,679
  3,800  Kenneth Cole Productions, Inc. - Class        111,720
           A ....................................
  4,650  Kirkland's, Inc.* ......................       82,119
  4,491  Priceline.com, Inc.* ...................       80,389
  5,400  Restoration Hardware, Inc.* ............       25,650
  3,700  The Sports Authority, Inc.* ............      142,080
                                                   -----------
                                                       753,155
                                                   -----------
         TEXTILES, CLOTHING & FABRICS - 1.4%
  1,450  Deckers Outdoor Corp.* .................       29,725
  4,550  Guess?, Inc.* ..........................       54,919
  2,550  K-Swiss, Inc. - Class A ................       61,353
  2,350  Oxford Industries, Inc. ................       79,618
                                                   -----------
                                                       225,615
                                                   -----------
         TRANSPORTATION - 0.5%
  2,800  Forward Air Corp.* .....................       77,000
                                                   -----------
         TOTAL COMMON STOCKS
           (Cost $13,941,949) ...................  $14,980,262
                                                   -----------
         RIGHTS AND WARRANTS - 0.1%
         MEDIA - BROADCASTING & PUBLISHING - 0.1%
    398  InterActiveCorp Warrants,                 $    16,995
           Expires 02/04/2009*
           (Cost $2,478) ........................
                                                   -----------

         TOTAL INVESTMENTS - 95.6%
           (Cost $13,944,427) ...................  $14,997,257
         Other Assets and Liabilities
           (net) - 4.4% .........................      696,376
                                                   -----------
         TOTAL NET ASSETS - 100.0% ..............  $15,693,633
                                                   ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 94.1%
            ADVERTISING - 0.8%
   1,540    Omnicom Group .................................................  $   134,488
                                                                             -----------
            AEROSPACE & DEFENSE - 1.3%
   2,080    Engineered Support Systems ....................................      114,525
   1,020    Northrop Grumman Corp. ........................................       97,512
                                                                             -----------
                                                                                 212,037
                                                                             -----------
            APPAREL RETAILERS - 2.4%
   3,070    Aeropostale, Inc.* ............................................       84,179
   3,070    AnnTaylor Stores Corp.* .......................................      119,730
   2,560    Chico's FAS, Inc.* ............................................       94,592
   3,070    Nordstrom, Inc. ...............................................      105,301
                                                                             -----------
                                                                                 403,802
                                                                             -----------
            AUTOMOTIVE - 1.2%
   1,540    Lear Corp. ....................................................       94,448
   3,070    Rockwell International Corp. ..................................      109,292
                                                                             -----------
                                                                                 203,740
                                                                             -----------
            BANKING - 3.7%
   2,560    CIT Group, Inc. ...............................................       92,032
   2,050    Commerce Bancorp, Inc. ........................................      107,994
   1,540    Golden West Financial Corp. ...................................      158,913
   4,090    New York Community Bancorp, Inc. ..............................      155,624
   2,050    State Street Corp. ............................................      106,764
                                                                             -----------
                                                                                 621,327
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 1.1%
   3,070    RJ Reynolds Tobacco Holdings, Inc. ............................      178,520
                                                                             -----------
            COMMERCIAL SERVICES - 4.1%
   3,070    Career Education Corp.* .......................................      123,015
   7,170    Cendant Corp.* ................................................      159,676
   4,090    eBay, Inc.* ...................................................      264,173
   3,070    Manpower, Inc. ................................................      144,536
                                                                             -----------
                                                                                 691,400
                                                                             -----------
            COMMUNICATIONS - 2.6%
   8,190    Juniper Networks, Inc.* .......................................      152,989
  10,240    Nextel Communications, Inc. - Class A* ........................      287,334
                                                                             -----------
                                                                                 440,323
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 0.7%
   5,130    Autodesk, Inc. ................................................      126,095
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMPUTER RELATED SERVICES - 2.2%
   4,090    Checkfree Corp.* ..............................................  $   113,088
   3,070    GTECH Holdings Corp. ..........................................      151,934
   2,050    NetFlix.com, Inc.* ............................................      112,114
                                                                             -----------
                                                                                 377,136
                                                                             -----------
            COMPUTERS & INFORMATION - 4.1%
   1,540    CDW Corp. .....................................................       88,950
   6,140    Foundry Networks, Inc.* .......................................      167,990
   5,120    International Game Technology .................................      182,784
   4,090    Jabil Circuit, Inc.* ..........................................      115,747
   2,050    Sandisk Corp.* ................................................      125,337
                                                                             -----------
                                                                                 680,808
                                                                             -----------
            CONTAINERS & PACKAGING - 0.7%
   2,050    Ball Corp. ....................................................      122,118
                                                                             -----------
            COSMETICS & PERSONAL CARE - 1.4%
   1,540    Alberto-Culver Co. - Class B ..................................       97,143
   2,050    Avon Products .................................................      138,354
                                                                             -----------
                                                                                 235,497
                                                                             -----------
            ELECTRONICS - 9.5%
   4,090    American Power Conversion .....................................      100,000
   7,170    ASML Holding NV* ..............................................      143,758
   6,140    Broadcom Corp. - Class A* .....................................      209,313
   5,610    Cypress Semiconductor Corp.* ..................................      119,830
   5,140    Fairchild Semiconductor Corp. - Class A* ......................      128,346
   2,050    International Rectifier Corp.* ................................      101,291
   2,810    Nam Tai Electronics, Inc. .....................................       78,905
   4,090    National Semiconductor Corp.* .................................      161,187
   3,070    Novellus Systems, Inc.* .......................................      129,094
   2,050    OmniVision Technologies, Inc.* ................................      113,263
   2,050    QLogic Corp.* .................................................      105,780
   8,190    Sanmina Corp.* ................................................      103,276
   2,050    Silicon Laboratories, Inc.* ...................................       88,601
                                                                             -----------
                                                                               1,582,644
                                                                             -----------
            ENTERTAINMENT & LEISURE - 1.1%
   3,070    Brunswick Corp. ...............................................       97,718
   4,090    Hasbro, Inc. ..................................................       87,035
                                                                             -----------
                                                                                 184,753
                                                                             -----------
            FINANCIAL SERVICES - 3.3%
   6,200    Ameritrade Holding Corp. - Class A* ...........................       87,234
   8,190    E*TRADE Financial Corp.* ......................................      103,604

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            FINANCIAL SERVICES (CONTINUED)
   1,540    Legg Mason, Inc. ..............................................  $   118,857
   3,070    Lehman Brothers Holdings, Inc. ................................      237,065
                                                                             -----------
                                                                                 546,760
                                                                             -----------
            FOREST PRODUCTS & PAPER - 0.7%
   4,090    Georgia - Pacific Group .......................................      125,440
                                                                             -----------
            HEALTH CARE PROVIDERS - 2.0%
   2,050    AdvancePCS* ...................................................      107,953
   2,050    Coventry Health Care, Inc.* ...................................      132,205
   4,090    Humana, Inc.* .................................................       93,457
                                                                             -----------
                                                                                 333,615
                                                                             -----------
            HEAVY CONSTRUCTION - 1.8%
   1,540    Centex Corp. ..................................................      165,781
   1,540    Hovnanian Enterprises, Inc. - Class A* ........................      134,072
                                                                             -----------
                                                                                 299,853
                                                                             -----------
            HEAVY MACHINERY - 4.9%
   2,050    Black & Decker Corp. ..........................................      101,106
   2,050    Deere & Co. ...................................................      133,353
   4,090    Dover Corp. ...................................................      162,578
   4,090    Lam Research Corp.* ...........................................      132,107
   2,050    Parker Hannifin Corp. .........................................      121,975
   4,090    Smith International, Inc.* ....................................      169,817
                                                                             -----------
                                                                                 820,936
                                                                             -----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.4%
   2,050    Harman International Industries, Inc. .........................      151,659
   2,050    Toll Brothers, Inc.* ..........................................       81,508
                                                                             -----------
                                                                                 233,167
                                                                             -----------
            HOUSEHOLD PRODUCTS - 2.3%
  12,280    Corning, Inc.* ................................................      128,080
   1,020    Fortune Brands, Inc. ..........................................       72,920
   2,050    Rohm & Haas Co. ...............................................       87,556
   2,050    Tiffany & Co. .................................................       92,660
                                                                             -----------
                                                                                 381,216
                                                                             -----------
            INFORMATION RETRIEVAL SERVICES - 1.1%
   4,090    Yahoo!, Inc.* .................................................      184,745
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            INSURANCE - 1.4%
   1,540    PacifiCare Health Systems, Inc.* ..............................  $   104,104
   3,070    Prudential Financial, Inc. ....................................      128,234
                                                                             -----------
                                                                                 232,338
                                                                             -----------
            LODGING - 1.4%
   3,070    Mandalay Resort Group .........................................      137,290
   2,050    Marriott International, Inc. - Class A ........................       94,710
                                                                             -----------
                                                                                 232,000
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 3.1%
   4,090    Cox Communications, Inc. - Class A* ...........................      140,901
   2,050    Dow Jones & Co., Inc. .........................................      102,193
   2,050    Entercom Communications Corp.* ................................      108,568
   4,090    Univision Communications, Inc. - Class A* .....................      162,332
                                                                             -----------
                                                                                 513,994
                                                                             -----------
            MEDICAL SUPPLIES - 4.1%
   4,090    Boston Scientific Corp.* ......................................      150,348
   1,020    Eaton Corp. ...................................................      110,140
   2,050    Fisher Scientific International, Inc.* ........................       84,809
   6,190    Microchip Technology, Inc. ....................................      206,498
   1,540    Stryker Corp. .................................................      130,915
                                                                             -----------
                                                                                 682,710
                                                                             -----------
            METALS - 1.3%
   3,070    Alcoa, Inc. ...................................................      116,660
   6,140    Placer Dome, Inc. .............................................      109,967
                                                                             -----------
                                                                                 226,627
                                                                             -----------
            OIL & GAS - 3.1%
   5,320    Chesapeake Energy Corp. .......................................       72,246
   2,150    Kerr-McGee Corp. ..............................................       99,954
   2,050    Newfield Exploration Co.* .....................................       91,307
   3,200    Patterson - UTI Energy, Inc.* .................................      105,344
   5,113    XTO Energy, Inc. ..............................................      144,698
                                                                             -----------
                                                                                 513,549
                                                                             -----------
            PHARMACEUTICALS - 11.4%
   3,070    Biogen Idec, Inc.* ............................................      112,915
   3,070    Celgene Corp.* ................................................      138,211
   2,050    Chiron Corp.* .................................................      116,830
   1,540    Eon Labs, Inc.* ...............................................       78,463
   2,040    Forest Laboratories - Class A* ................................      126,072
   1,020    Genentech, Inc.* ..............................................       95,441

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS (CONTINUED)
   2,050    Gilead Sciences, Inc.* ........................................  $   119,187
   1,540    Henry Schein, Inc.* ...........................................      104,073
   2,060    Invitrogen Corp.* .............................................      144,200
   2,050    MGI Pharma, Inc.* .............................................       84,358
   1,540    Pharmaceutical Resources, Inc.* ...............................      100,331
   1,540    Taro Pharmaceuticals Industries Ltd.* .........................       99,330
   3,590    Teva Pharmaceutical Industries Ltd. - ADR .....................      203,589
   3,590    Watson Pharmaceuticals, Inc.* .................................      165,140
   3,070    Zimmer Holdings, Inc.* ........................................      216,128
                                                                             -----------
                                                                               1,904,268
                                                                             -----------
            PREPACKAGED SOFTWARE - 4.6%
   5,120    BMC Software, Inc.* ...........................................       95,488
   3,070    Electronic Arts, Inc.* ........................................      146,685
   5,120    Peoplesoft, Inc.* .............................................      116,736
   5,120    Symantec Corp.* ...............................................      177,408
   6,140    Veritas Software Corp.* .......................................      228,162
                                                                             -----------
                                                                                 764,479
                                                                             -----------
            RETAILERS - 5.2%
   1,540    Advanced Auto Parts, Inc.* ....................................      125,356
   3,070    Amazon.com, Inc.* .............................................      161,605
   3,070    Bed Bath & Beyond, Inc.* ......................................      133,085
   4,090    Best Buy Co., Inc. ............................................      213,662
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            RETAILERS (CONTINUED)
   4,090    BJ's Wholesale Club, Inc.* ....................................  $    93,906
   5,120    Staples, Inc.* ................................................      139,776
                                                                             -----------
                                                                                 867,390
                                                                             -----------
            TELEPHONE COMMUNICATIONS, EXCL. RADIO - 0.8%
   4,100    ADTRAN, Inc. ..................................................      127,100
                                                                             -----------
            TELEPHONE SYSTEMS - 1.2%
   3,070    Research In Motion Ltd.* ......................................      205,168
                                                                             -----------
            TEXTILES, CLOTHING & FABRICS - 1.6%
   7,180    Coach, Inc.* ..................................................      271,045
                                                                             -----------
            TRANSPORTATION - 0.5%
   2,390    Royal Caribbean Cruises Ltd. ..................................       83,148
                                                                             -----------

            TOTAL INVESTMENTS - 94.1%
              (Cost $13,444,840) ..........................................  $15,744,236
            Other Assets and Liabilities (net) - 5.9% .....................      978,720
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $16,722,956
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 81.6%
            AIRLINES - 1.2%
   1,255    FedEx Corp. ...................................................  $   84,712
                                                                             ----------
            APPAREL RETAILERS - 1.5%
   2,400    Kohl's Corp.* .................................................     107,856
                                                                             ----------
            BANKING - 5.0%
     785    Fannie Mae ....................................................      58,922
   6,660    MBNA Corp. ....................................................     165,501
   1,250    Northern Trust Corp. ..........................................      58,025
   1,940    SLM Corp. .....................................................      73,099
                                                                             ----------
                                                                                355,547
                                                                             ----------
            COMMERCIAL SERVICES - 3.6%
   5,010    Cendant Corp.* ................................................     111,573
   2,175    eBay, Inc.* ...................................................     140,483
                                                                             ----------
                                                                                252,056
                                                                             ----------
            COMMUNICATIONS - 1.5%
   3,315    Avaya, Inc.* ..................................................      42,896
   3,570    Nokia Oyj - ADR ...............................................      60,690
                                                                             ----------
                                                                                103,586
                                                                             ----------
            COMPUTERS & INFORMATION - 5.6%
   7,660    Cisco Systems, Inc.* ..........................................     186,061
   3,815    International Game Technology .................................     136,196
     980    Lexmark International, Inc.* ..................................      77,067
                                                                             ----------
                                                                                399,324
                                                                             ----------
            COSMETICS & PERSONAL CARE - 0.9%
     670    Procter & Gamble Co. ..........................................      66,920
                                                                             ----------
            ELECTRONICS - 4.5%
   3,005    Intel Corp. ...................................................      96,761
   2,535    Maxim Integrated Products .....................................     126,243
   2,375    Xilinx, Inc.* .................................................      92,008
                                                                             ----------
                                                                                315,012
                                                                             ----------
            ENTERTAINMENT & LEISURE - 4.8%
  28,237    Liberty Media Corp. - Class A* ................................     335,738
                                                                             ----------
            FINANCIAL SERVICES - 2.5%
      10    Berkshire Hathaway, Inc. - Class B* ...........................      28,150
   1,955    Citigroup, Inc. ...............................................      94,896
     705    Legg Mason, Inc. ..............................................      54,412
                                                                             ----------
                                                                                177,458
                                                                             ----------
            HEALTH CARE PROVIDERS - 3.6%
   4,350    UnitedHealth Group, Inc. ......................................     253,083
                                                                             ----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            HOUSEHOLD PRODUCTS - 0.6%
            HOUSEHOLD PRODUCTS (CONTINUED)
     905    Tiffany & Co. .................................................  $   40,906
                                                                             ----------
            INDUSTRIAL - DIVERSIFIED - 1.0%
     840    3M Co. ........................................................      71,425
                                                                             ----------
            INFORMATION RETRIEVAL SERVICES - 3.8%
   5,925    Yahoo!, Inc.* .................................................     267,632
                                                                             ----------
            LODGING - 4.2%
   3,395    Mandalay Resort Group .........................................     151,824
   1,575    Marriott International, Inc. - Class A ........................      72,765
   1,940    Starwood Hotels & Resorts World ...............................      69,782
                                                                             ----------
                                                                                294,371
                                                                             ----------
            MEDIA - BROADCASTING & PUBLISHING - 5.0%
   7,565    Clear Channel Communications ..................................     354,269
                                                                             ----------
            MEDICAL SUPPLIES - 8.3%
   1,880    Alcon, Inc. ...................................................     113,815
   1,980    Biomet, Inc. ..................................................      72,092
   1,220    Boston Scientific Corp.* ......................................      44,847
   5,800    Medtronics, Inc. ..............................................     281,938
   3,025    Teradyne, Inc.* ...............................................      76,986
                                                                             ----------
                                                                                589,678
                                                                             ----------
            PHARMACEUTICALS - 12.3%
   3,160    Amgen, Inc.* ..................................................     195,288
   1,500    Celgene Corp.* ................................................      67,530
   3,570    Forest Laboratories - Class A* ................................     220,626
   2,620    Genentech, Inc.* ..............................................     245,153
   1,615    Genzyme Corp.* ................................................      79,684
   1,135    Teva Pharmaceutical Industries Ltd. - ADR .....................      64,366
                                                                             ----------
                                                                                872,647
                                                                             ----------
            PREPACKAGED SOFTWARE - 4.3%
   3,585    Check Point Software Technologies Ltd.* .......................      60,300
   3,180    Electronic Arts, Inc.* ........................................     151,940
   2,535    Veritas Software Corp.* .......................................      94,201
                                                                             ----------
                                                                                306,441
                                                                             ----------
            RESTAURANTS - 2.4%
   1,885    Krispy Kreme Doughnuts, Inc.* .................................      68,991
   3,980    McDonald's Corp. ..............................................      98,823
                                                                             ----------
                                                                                167,814
                                                                             ----------

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
ADVISED BY: JANUS CAPITAL MANAGEMENT LLC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            RETAILERS - 5.0%
            COMMON STOCKS (CONTINUED)
            RETAILERS (CONTINUED)
   1,140    Advanced Auto Parts, Inc.* ....................................  $   92,796
   2,595    Amazon.com, Inc.* .............................................     136,601
   4,505    Staples, Inc.* ................................................     122,987
                                                                             ----------
                                                                                352,384
                                                                             ----------

            TOTAL INVESTMENTS - 81.6%
              (Cost $4,664,745) ...........................................  $5,768,859
            Other Assets and Liabilities (net) - 18.4% ....................   1,304,261
                                                                             ----------
            TOTAL NET ASSETS - 100.0% .....................................  $7,073,120
                                                                             ==========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS - 98.7%
         APPAREL RETAILERS - 0.7%
  2,400  Abercrombie & Fitch Co. - Class A* .....  $    59,304
  2,031  Chico's FAS, Inc.* .....................       75,045
                                                   -----------
                                                       134,349
                                                   -----------
         BANKING - 3.7%
  5,050  American Express Co. ...................      243,561
  5,300  Bank of New York Co., Inc. .............      175,536
  4,275  Wells Fargo Co. ........................      251,755
                                                   -----------
                                                       670,852
                                                   -----------
         BEVERAGES, FOOD & TOBACCO - 4.3%
  2,100  Altria Group, Inc. .....................      114,282
  2,600  Anheuser-Busch Cos., Inc. ..............      136,968
  7,075  Coca-Cola Co. ..........................      359,056
  3,500  Pepsico, Inc. ..........................      163,170
                                                   -----------
                                                       773,476
                                                   -----------
         BUILDING MATERIALS - 2.3%
  8,800  Home Depot, Inc. .......................      312,312
  1,800  Lowe's Cos. ............................       99,702
                                                   -----------
                                                       412,014
                                                   -----------
         COMMERCIAL SERVICES - 4.2%
  6,900  Accenture Ltd. - Class A* ..............      181,608
  2,000  Apollo Group, Inc. - Class A* ..........      136,000
  5,950  eBay, Inc.* ............................      384,310
  1,700  Paychex, Inc. ..........................       63,240
                                                   -----------
                                                       765,158
                                                   -----------
         COMMUNICATIONS - 2.4%
  4,000  EchoStar Communications Corp. -               136,000
           Class A* .............................
  2,400  Juniper Networks, Inc.* ................       44,832
  5,900  Network Appliance, Inc.* ...............      121,127
  2,400  Qualcomm, Inc. .........................      129,432
                                                   -----------
                                                       431,391
                                                   -----------
         COMPUTER PROGRAMMING SERVICES - 1.0%
  3,700  Mercury Interactive Corp.* .............      179,968
                                                   -----------
         COMPUTERS & INFORMATION - 6.1%
 20,250  Cisco Systems, Inc.* ...................      491,872
  8,050  Dell, Inc.* ............................      273,378
  5,900  EMC Corp.* .............................       76,228
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
  2,250  International Business Machines               208,530
           Corp. ................................
         COMPUTERS & INFORMATION (CONTINUED)
  1,000  Sandisk Corp.* .........................  $    61,140
    900  Seagate Technology, Inc.(a)* ...........            0
                                                   -----------
                                                     1,111,148
                                                   -----------
         COSMETICS & PERSONAL CARE - 2.5%
  2,300  Colgate-Palmolive Co. ..................      115,115
  3,425  Procter & Gamble Co. ...................      342,089
                                                   -----------
                                                       457,204
                                                   -----------
         DATA PROCESSING AND PREPARATION - 0.6%
  2,825  First Data Corp. .......................      116,079
                                                   -----------
         ELECTRICAL EQUIPMENT - 0.7%
  2,100  Emerson Electric Co. ...................      135,975
                                                   -----------
         ELECTRONICS - 8.8%
  1,000  Amphenol Corp. - Class A* ..............       63,930
  5,700  Analog Devices, Inc. ...................      260,205
  1,600  Broadcom Corp. - Class A* ..............       54,544
 17,925  Intel Corp. ............................      577,185
  4,175  Linear Technology Corp. ................      175,642
  3,000  Marvell Technology Group Ltd.* .........      113,790
  1,200  Maxim Integrated Products ..............       59,760
  1,700  Novellus Systems, Inc.* ................       71,485
  6,175  Texas Instruments, Inc. ................      181,422
  1,200  Xilinx, Inc.* ..........................       46,488
                                                   -----------
                                                     1,604,451
                                                   -----------
         ENTERTAINMENT & LEISURE - 0.4%
  2,400  News Corp. Ltd. - ADR ..................       72,600
                                                   -----------
         FINANCIAL SERVICES - 7.2%
 13,664  Citigroup, Inc. ........................      663,251
  3,550  Goldman Sachs Group, Inc. ..............      350,492
  2,500  Lehman Brothers Holdings, Inc. .........      193,050
  8,200  Schwab (Charles) Corp. .................       97,088
                                                   -----------
                                                     1,303,881
                                                   -----------
         HEALTH CARE PROVIDERS - 2.4%
  2,380  Anthem, Inc.* ..........................      178,500
  2,900  Caremark RX, Inc.* .....................       73,457
  3,300  UnitedHealth Group, Inc. ...............      191,994
                                                   -----------
                                                       443,951
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
ADVISED BY: VAN KAMPEN
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         HEAVY MACHINERY - 1.8%
  7,425  Applied Materials, Inc.* ...............      166,691
  3,810  Smith International, Inc.* .............      158,191
                                                   -----------
                                                       324,882
                                                   -----------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 5.4%
         COMMON STOCKS (CONTINUED)
         HOME CONSTRUCTION, FURNISHINGS &
         APPLIANCES - 5.4%(CONTINUED)
 31,650  General Electric Co. ...................  $   980,517
                                                   -----------
         HOUSEHOLD PRODUCTS - 0.6%
  2,227  Tiffany & Co. ..........................      100,660
                                                   -----------
         INDUSTRIAL - DIVERSIFIED - 2.1%
  4,450  3M Co. .................................      378,384
                                                   -----------
         INFORMATION RETRIEVAL SERVICES - 1.1%
  4,300  Yahoo!, Inc.* ..........................      194,231
                                                   -----------
         INSURANCE - 2.9%
  8,050  American International Group ...........      533,554
                                                   -----------
         MEDIA - BROADCASTING & PUBLISHING - 4.1%
  4,125  Clear Channel Communications ...........      193,174
  5,900  InterActiveCorp* .......................      200,187
  3,075  Univision Communications, Inc. -              122,047
           Class A* .............................
  5,200  Viacom, Inc. - Class B .................      230,776
                                                   -----------
                                                       746,184
                                                   -----------
         MEDICAL SUPPLIES - 2.8%
    600  Allergan, Inc. .........................       46,086
  3,900  Boston Scientific Corp.* ...............      143,364
  1,500  Guidant Corp. ..........................       90,300
  1,015  Inamed Corp.* ..........................       48,781
  1,925  Medtronics, Inc. .......................       93,574
  1,500  St. Jude Medical, Inc.* ................       92,025
                                                   -----------
                                                       514,130
                                                   -----------
         OIL & GAS - 1.0%
  4,275  Exxon Mobil Corp. ......................      175,275
                                                   -----------
         PHARMACEUTICALS - 12.6%
  3,500  Abbott Laboratories ....................      163,100
  6,162  Amgen, Inc.* ...........................      380,812
    800  Biogen Idec, Inc.* .....................       29,424
  2,200  Bristol-Myers Squibb Co. ...............       62,920
  1,600  Genzyme Corp.* .........................       78,944
  1,050  Gilead Sciences, Inc.* .................       61,047
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
  7,375  Johnson & Johnson ......................      380,993
  1,775  Lilly (Eli) & Co. ......................      124,836
  1,775  Merck & Co., Inc. ......................       82,005
 24,775  Pfizer, Inc. ...........................      875,301
  1,120  Wyeth ..................................       47,544
                                                   -----------
                                                     2,286,926
                                                   -----------
         PREPACKAGED SOFTWARE - 8.6%
         PREPACKAGED SOFTWARE (CONTINUED)
 38,100  Microsoft Corp. ........................  $ 1,049,274
 11,600  Novell, Inc.* ..........................      122,032
 13,400  Oracle Corp.* ..........................      176,880
  3,700  Peoplesoft, Inc.* ......................       84,360
  3,350  Veritas Software Corp.* ................      124,486
                                                   -----------
                                                     1,557,032
                                                   -----------
         RESTAURANTS - 1.0%
  4,400  McDonald's Corp. .......................      109,252
  2,170  Yum! Brands, Inc.* .....................       74,648
                                                   -----------
                                                       183,900
                                                   -----------
         RETAILERS - 6.0%
  2,575  Bed Bath & Beyond, Inc.* ...............      111,626
  5,900  Dollar Tree Stores, Inc.* ..............      177,354
  7,189  Target Corp. ...........................      276,058
  2,900  TJX Cos., Inc. .........................       63,945
  7,725  Wal-Mart Stores, Inc. ..................      409,811
  1,324  Walgreen Co. ...........................       48,167
                                                   -----------
                                                     1,086,961
                                                   -----------
         TRANSPORTATION - 1.4%
  3,000  Carnival Corp. .........................      119,190
  1,800  United Parcel Service, Inc. -                 134,190
           Class B ..............................
                                                   -----------
                                                       253,380
                                                   -----------

         TOTAL INVESTMENTS - 98.7%
           (Cost $16,195,080) ...................  $17,928,513
         Other Assets and Liabilities
           (net) - 1.3% .........................      240,213
                                                   -----------
         TOTAL NET ASSETS - 100.0% ..............  $18,168,726
                                                   ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.
         (a) Shares held in escrow.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 95.6%
            ADVERTISING - 0.3%
     730    Lamar Advertising Co.* ........................................  $    27,244
     340    Monster Worldwide, Inc.* ......................................        7,466
                                                                             -----------
                                                                                  34,710
                                                                             -----------
            AEROSPACE & DEFENSE - 0.6%
   1,340    Goodrich (B.F.) Co. ...........................................       39,785
     426    Northrop Grumman Corp. ........................................       40,726
                                                                             -----------
                                                                                  80,511
                                                                             -----------
            APPAREL RETAILERS - 0.8%
     640    Aeropostale, Inc.* ............................................       17,549
   1,100    Nordstrom, Inc. ...............................................       37,730
   1,980    Ross Stores, Inc. .............................................       52,331
                                                                             -----------
                                                                                 107,610
                                                                             -----------
            AUTOMOTIVE - 2.8%
   1,290    American Axle & Manufacturing Holdings, Inc.* .................       52,142
     500    BorgWarner, Inc. ..............................................       42,535
     700    Carmax, Inc.* .................................................       21,651
     800    ITT Industries, Inc. ..........................................       59,368
   1,810    Keystone Automotive Industries, Inc.* .........................       45,902
   1,000    Lear Corp. ....................................................       61,330
     500    Navistar International Corp.* .................................       23,945
     700    Smith (A.O.) Corp .............................................       24,535
     800    TBC Corp.* ....................................................       20,648
     210    Winnebago Industries, Inc. ....................................       14,437
                                                                             -----------
                                                                                 366,493
                                                                             -----------
            BANKING - 7.2%
     700    Bank of Hawaii Corp. ..........................................       29,540
   2,200    Banknorth Group, Inc. .........................................       71,566
   1,800    CIT Group, Inc. ...............................................       64,710
     710    City National Corp. ...........................................       44,105
     400    Community Bank System, Inc. ...................................       19,600
   1,100    East West Bancorp, Inc. .......................................       59,048
     370    M&T Bank Corp. ................................................       36,371
   2,280    National Commerce Financial Corp. .............................       62,198
   1,500    New York Community Bancorp, Inc. ..............................       57,075
   1,400    Northern Trust Corp. ..........................................       64,988
   1,800    Popular, Inc. .................................................       80,892
   5,340    Sovereign Bancorp, Inc. .......................................      126,825
   2,870    Synovus Financial Corp. .......................................       83,000
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            BANKING (CONTINUED)
     600    UnionBanCal Corp. .............................................  $    34,524
   1,110    Valley National Bancorp .......................................       32,412
   1,830    W Holding Company, Inc. .......................................       34,056
     800    Zions Bancorporation ..........................................       49,064
                                                                             -----------
                                                                                 949,974
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 2.2%
   1,600    Dean Foods Co.* ...............................................       52,592
     800    Hershey Foods Corp. ...........................................       61,592
     700    J. M. Smucker Co. .............................................       31,703
   1,590    McCormick & Co., Inc. .........................................       47,859
   2,700    Safeway, Inc.* ................................................       59,157
   1,380    Tyson Foods, Inc. - Class A ...................................       18,271
     280    Wrigley (Wm.) Jr. Co. .........................................       15,739
                                                                             -----------
                                                                                 286,913
                                                                             -----------
            BUILDING MATERIALS - 0.7%
     300    Cabot Microelectronics Corp.* .................................       14,700
     860    Fastenal Co. ..................................................       42,948
   1,000    Omnicare, Inc. ................................................       40,390
                                                                             -----------
                                                                                  98,038
                                                                             -----------
            CHEMICALS - 2.2%
   1,620    Cytec Industries, Inc.* .......................................       62,192
   1,790    Ferro Corp. ...................................................       48,706
     970    Georgia Gulf Corp. ............................................       28,014
   2,810    Millennium Chemicals, Inc. ....................................       35,631
   3,020    Praxair, Inc. .................................................      115,364
                                                                             -----------
                                                                                 289,907
                                                                             -----------
            COAL - 0.6%
   1,000    Arch Coal, Inc. ...............................................       31,170
   1,000    Peabody Energy Corp. ..........................................       41,710
                                                                             -----------
                                                                                  72,880
                                                                             -----------
            COMMERCIAL SERVICES - 4.2%
     800    Career Education Corp.* .......................................       32,056
     900    Cephalon, Inc.* ...............................................       43,569
     600    Corinthian Colleges, Inc.* ....................................       33,336
   1,000    DeVry, Inc.* ..................................................       25,130
     240    Dun & Bradstreet Corp.* .......................................       12,170
   2,830    Equifax, Inc. .................................................       69,335
     820    Fluor Corp. ...................................................       32,505
   3,460    IKON Office Solutions, Inc. ...................................       41,036
   1,080    Labor Ready, Inc.* ............................................       14,148
     910    Manpower, Inc. ................................................       42,843

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            COMMERCIAL SERVICES (CONTINUED)
     615    Monro Muffler, Inc.* ..........................................  $    12,306
   1,360    National Processing, Inc.* ....................................       32,028
     700    Regis Corp. ...................................................       27,664
   1,760    Republic Services, Inc. .......................................       45,109
   2,010    Robert Half International, Inc.* ..............................       46,913
   1,210    Tech Data Corp.* ..............................................       48,025
                                                                             -----------
                                                                                 558,173
                                                                             -----------
            COMMUNICATIONS - 2.1%
   1,860    American Tower Corp. - Class A* ...............................       20,125
   6,000    Avaya, Inc.* ..................................................       77,640
   4,600    Ciena Corp.* ..................................................       30,544
   2,690    Comverse Technology, Inc.* ....................................       47,317
     610    Harris Corp. ..................................................       23,149
   1,700    Scientific-Atlanta, Inc. ......................................       46,410
     900    UTStarcom, Inc.* ..............................................       33,363
                                                                             -----------
                                                                                 278,548
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.9%
   2,300    Autodesk, Inc. ................................................       56,534
   2,290    Cadence Design Systems, Inc.* .................................       41,174
   1,710    Computer Sciences Corp.* ......................................       75,633
   1,100    ManTech International Corp.* ..................................       27,445
     470    Radisys Corp.* ................................................        7,924
   1,180    Synopsys, Inc.* ...............................................       39,837
                                                                             -----------
                                                                                 248,547
                                                                             -----------
            COMPUTER PROGRAMMING SERVICES - 0.2%
     700    Cognizant Technology Solutions Corp.* .........................       31,948
                                                                             -----------
            COMPUTER RELATED SERVICES - 0.3%
     700    GTECH Holdings Corp. ..........................................       34,643
                                                                             -----------
            COMPUTER SOFTWARE & PROCESSING - 0.2%
     600    Anteon International Corp.* ...................................       21,630
     320    Ingram Micro, Inc. - Class A* .................................        5,088
                                                                             -----------
                                                                                  26,718
                                                                             -----------
            COMPUTERS & INFORMATION - 3.1%
   2,800    Apple Computer, Inc.* .........................................       59,836
     370    Diebold, Inc. .................................................       19,932
   1,000    Foundry Networks, Inc.* .......................................       27,360
   2,420    International Game Technology .................................       86,394
     800    Lexmark International, Inc.* ..................................       62,912
   1,600    Maxtor Corp.* .................................................       17,760
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMPUTERS & INFORMATION (CONTINUED)
   1,600    Storage Technology Corp.* .....................................  $    41,200
   4,050    Symbol Technologies, Inc. .....................................       68,405
   2,000    Western Digital Corp.* ........................................       23,580
                                                                             -----------
                                                                                 407,379
                                                                             -----------
            CONTAINERS & PACKAGING - 0.5%
   3,130    Owens-Illinois, Inc.* .........................................       37,216
   1,140    Packaging Corp of America .....................................       24,920
                                                                             -----------
                                                                                  62,136
                                                                             -----------
            COSMETICS & PERSONAL CARE - 0.0%
      80    Avon Products .................................................        5,399
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 1.4%
   1,200    Affiliated Computer Services, Inc. - Class A* .................       65,352
   1,800    BISYS Group, Inc.* ............................................       26,784
   2,480    Ceridian Corp.* ...............................................       51,931
   4,500    WebMD Corp.* ..................................................       40,455
                                                                             -----------
                                                                                 184,522
                                                                             -----------
            ELECTRIC UTILITIES - 6.3%
   4,600    AES Corp.* ....................................................       43,424
   2,100    Allegheny Energy, Inc.* .......................................       26,796
   1,320    Ameren Corp. ..................................................       60,720
   5,060    Citizens Communications Co.* ..................................       62,845
   2,600    Edison International* .........................................       57,018
     550    Entergy Corp. .................................................       31,422
   1,280    FirstEnergy Corp. .............................................       45,056
   1,410    KeySpan Corp. .................................................       51,888
   3,200    PG&E Corp.* ...................................................       88,864
     700    Pinnacle West Capital Corp. ...................................       28,014
   1,800    PPL Corp. .....................................................       78,750
   1,390    SCANA Corp. ...................................................       47,608
   4,300    Sierra Pacific Resources* .....................................       31,562
   2,900    TXU Corp. .....................................................       68,788
   1,290    Wisconsin Energy Corp. ........................................       43,151
   4,200    XCEL Energy, Inc. .............................................       71,316
                                                                             -----------
                                                                                 837,222
                                                                             -----------
            ELECTRONICS - 2.6%
     680    Amphenol Corp. - Class A* .....................................       43,472
   2,170    Avnet, Inc.* ..................................................       47,002
   1,080    Intersil Holding Corp. ........................................       26,838
   1,990    National Semiconductor Corp.* .................................       78,426
   1,440    Nvidia Corp.* .................................................       33,480
     220    QLogic Corp.* .................................................       11,352

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            ELECTRONICS (CONTINUED)
   4,100    Sanmina Corp.* ................................................  $    51,701
   2,280    Vishay Intertechnology, Inc.* .................................       52,212
                                                                             -----------
                                                                                 344,483
                                                                             -----------
            ENTERTAINMENT & LEISURE - 1.1%
   1,000    Brunswick Corp. ...............................................       31,830
     500    Harrah's Entertainment, Inc. ..................................       24,885
     400    Polaris Industries, Inc. ......................................       35,432
   1,000    Regal Entertainment Group - Class A ...........................       20,520
   1,070    SCP Pool Corp.* ...............................................       34,968
                                                                             -----------
                                                                                 147,635
                                                                             -----------
            FINANCIAL SERVICES - 8.0%
   1,240    Apartment Investment & Management Co. - Class A REIT ..........       42,780
     750    Avalonbay Communities, Inc. REIT ..............................       35,850
     680    Bear Stearns Cos., Inc. .......................................       54,366
      12    Berkshire Hathaway, Inc. - Class B* ...........................       33,780
   1,000    Boston Properties, Inc. REIT ..................................       48,190
   1,464    Catellus Development Corp. ....................................       35,312
     700    CenterPoint Properties Trust REIT .............................       52,430
   1,033    Countrywide Financial Corp. ...................................       78,353
   1,000    Developers Diversified Realty Corp. REIT ......................       33,570
   1,200    Doral Financial Corp. .........................................       38,736
   1,680    Duke Realty Corp. REIT ........................................       52,080
   1,590    Equity Residential REIT .......................................       46,921
   1,310    Federated Investors, Inc. - Class B ...........................       38,462
   1,200    Franklin Resources, Inc. ......................................       62,472
   1,410    General Growth Properties, Inc. REIT ..........................       39,128
     420    Lehman Brothers Holdings, Inc. ................................       32,432
   1,240    Prologis Trust REIT ...........................................       39,792
   1,470    Public Storage, Inc. REIT .....................................       63,783
   1,730    Reckson Associates Realty Corp. REIT ..........................       42,039
     400    Shurgard Storage Centers, Inc. - Class A REIT .................       15,060
   1,380    Simon Property Group, Inc. REIT ...............................       63,949
     520    T. Rowe Price Group, Inc. .....................................       24,653
     910    Vornado Realty Trust REIT .....................................       49,823
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            FINANCIAL SERVICES (CONTINUED)
   1,480    Waddell & Reed Financial, Inc. - Class A ......................  $    34,721
                                                                             -----------
                                                                               1,058,682
                                                                             -----------
            FOOD RETAILERS - 0.3%
     600    Whole Foods Market, Inc.* .....................................       40,278
                                                                             -----------
            FOREST PRODUCTS & PAPER - 1.3%
     810    Bowater, Inc. .................................................       37,511
   3,580    Pactiv Corp.* .................................................       85,562
   2,300    Smurfit-Stone Container Corp. .................................       42,711
     170    Temple-Inland, Inc. ...........................................       10,654
                                                                             -----------
                                                                                 176,438
                                                                             -----------
            HEALTH CARE PROVIDERS - 3.6%
   1,550    Accredo Health, Inc.* .........................................       48,996
   2,780    Community Health Systems, Inc.* ...............................       73,892
     700    Coventry Health Care, Inc.* ...................................       45,143
     700    DaVita, Inc.* .................................................       27,300
     900    Edwards Lifesciences Corp.* ...................................       27,072
   2,240    Health Management Associates, Inc. - Class A ..................       53,760
   2,600    Humana, Inc.* .................................................       59,410
   1,000    Lincare Holdings, Inc.* .......................................       30,030
   1,200    Manor Care, Inc. ..............................................       41,484
   1,210    Universal Health Services - Class B ...........................       65,001
                                                                             -----------
                                                                                 472,088
                                                                             -----------
            HEAVY CONSTRUCTION - 0.5%
     440    Centex Corp. ..................................................       47,366
     180    Lennar Corp. - Class A ........................................       17,280
                                                                             -----------
                                                                                  64,646
                                                                             -----------
            HEAVY MACHINERY - 3.6%
   2,120    AGCO Corp.* ...................................................       42,697
     680    American Standard Cos.* .......................................       68,476
     700    Cummins, Inc. .................................................       34,258
     970    Grainger (W.W.), Inc. .........................................       45,968
   1,160    Grant Prideco, Inc.* ..........................................       15,103
     300    Kennametal, Inc. ..............................................       11,925
   1,400    Lam Research Corp.* ...........................................       45,220
     140    NACCO Industries, Inc. - Class A ..............................       12,527
     240    National-Oilwell, Inc.* .......................................        5,366
   1,230    Parker Hannifin Corp. .........................................       73,185

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            HEAVY MACHINERY (CONTINUED)
   1,800    Pentair, Inc. .................................................  $    82,260
     790    Smith International, Inc.* ....................................       32,801
                                                                             -----------
                                                                                 469,786
                                                                             -----------
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.3%
   2,020    D.R. Horton, Inc. .............................................       87,385
     200    Harman International Industries, Inc. .........................       14,796
     800    HON Industries, Inc. ..........................................       34,656
     760    KB Home .......................................................       55,115
   1,650    Leggett & Platt, Inc. .........................................       35,690
     100    Pulte Homes, Inc. .............................................        9,362
     450    Ryland Group, Inc. ............................................       39,888
     450    Standard-Pacific Corp. ........................................       21,848
                                                                             -----------
                                                                                 298,740
                                                                             -----------
            HOUSEHOLD PRODUCTS - 0.7%
   1,300    Fortune Brands, Inc. ..........................................       92,937
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 0.3%
     800    Martin Marietta Materials, Inc. ...............................       37,576
                                                                             -----------
            INFORMATION RETRIEVAL SERVICES - 0.0%
      93    Choicepoint, Inc.* ............................................        3,542
                                                                             -----------
            INSURANCE - 5.0%
     600    ACE Ltd. ......................................................       24,852
   1,200    Aetna, Inc. ...................................................       81,096
     160    Allmerica Financial Corp.* ....................................        4,923
     780    AMBAC Financial Group, Inc. ...................................       54,124
     300    Everest Re Group Ltd. .........................................       25,380
   1,837    Fidelity National Financial, Inc. .............................       71,239
     870    Hartford Financial Services Group .............................       51,356
     790    HCC Insurance Holdings, Inc. ..................................       25,122
   1,750    MBIA, Inc. ....................................................      103,653
     700    MGIC Investment Corp. .........................................       39,858
   1,000    Nationwide Financial Services - Class A .......................       33,060
   3,495    Old Republic International Corp. ..............................       88,633
   1,500    The PMI Group, Inc. ...........................................       55,845
                                                                             -----------
                                                                                 659,141
                                                                             -----------
            LODGING - 0.3%
     900    Mandalay Resort Group .........................................       40,248
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            LODGING (CONTINUED)
      70    Marriott International, Inc. - Class A ........................  $     3,234
                                                                             -----------
                                                                                  43,482
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 2.9%
     450    Belo (A.H.) Corp. - Series A ..................................       12,753
     260    Cablevision Systems Corp. - Class A* ..........................        6,081
   1,010    Clear Channel Communications ..................................       47,298
     400    Emmis Communications Corp.* ...................................       10,820
   2,330    Fox Entertainment Group, Inc. - Class A* ......................       67,920
     800    Radio One, Inc. - Class D* ....................................       15,440
     960    Scripps (E.W.) Co. ............................................       90,374
     100    The Washington Post Co. - Class B .............................       79,140
   1,300    Univision Communications, Inc. - Class A* .....................       51,597
                                                                             -----------
                                                                                 381,423
                                                                             -----------
            MEDICAL SUPPLIES - 4.1%
   1,300    Agilent Technologies, Inc.* ...................................       38,012
     800    Allergan, Inc. ................................................       61,448
     900    Bausch & Lomb, Inc. ...........................................       46,710
   1,880    Biomet, Inc. ..................................................       68,451
     250    Eaton Corp. ...................................................       26,995
     700    Fisher Scientific International, Inc.* ........................       28,959
   1,290    KLA - Tencor Corp.* ...........................................       75,684
     600    Patterson Dental Co.* .........................................       38,496
   1,040    St. Jude Medical, Inc.* .......................................       63,804
   1,300    Steris Corp.* .................................................       29,380
     400    Teradyne, Inc.* ...............................................       10,180
   2,030    Thermo Electron Corp.* ........................................       51,156
                                                                             -----------
                                                                                 539,275
                                                                             -----------
            METALS - 2.4%
   1,020    Alcan, Inc. ...................................................       47,889
   2,140    Freeport-McMoran Copper & Gold, Inc. - Class B ................       90,158
   1,680    Goldcorp, Inc. ................................................       26,796
     700    Nucor Corp. ...................................................       39,200
     800    Phelps Dodge Corp.* ...........................................       60,872
   1,100    Precision Castparts Corp. .....................................       49,951
                                                                             -----------
                                                                                 314,866
                                                                             -----------
            OIL & GAS - 5.3%
     904    Apache Corp. ..................................................       73,314

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
     750    BJ Services Co.* ..............................................       26,925
            COMMON STOCKS (CONTINUED)
            OIL & GAS (CONTINUED)
   1,050    Burlington Resources, Inc. ....................................  $    58,149
   3,600    Chesapeake Energy Corp. .......................................       48,888
       6    Cross Timbers Royalty Trust ...................................          171
   1,212    Devon Energy Corp. ............................................       69,399
   1,100    Ensco International, Inc. .....................................       29,887
   1,620    Equitable Resources, Inc. .....................................       69,530
     950    Noble Corp.* ..................................................       33,991
   1,190    Pioneer Natural Resources Co.* ................................       37,997
     900    Pogo Producing Co. ............................................       43,470
   1,100    Pride International, Inc.* ....................................       20,504
     700    Rowan Cos., Inc.* .............................................       16,219
     680    Talisman Energy, Inc. .........................................       38,488
   1,350    Valero Energy Corp. ...........................................       62,559
   1,020    Weatherford International Ltd.* ...............................       36,720
   1,240    XTO Energy, Inc. ..............................................       35,092
                                                                             -----------
                                                                                 701,303
                                                                             -----------
            PHARMACEUTICALS - 3.2%
     920    AmerisourceBergen Corp. .......................................       51,658
     800    Angiotech Pharmaceuticals, Inc.* ..............................       36,800
   1,230    Charles River Laboratories International, Inc.* ...............       42,226
   1,100    Endo Pharmaceuticals Holdings, Inc.* ..........................       21,186
     440    Gilead Sciences, Inc.* ........................................       25,582
     600    Henry Schein, Inc.* ...........................................       40,548
     800    Invitrogen Corp.* .............................................       56,000
   1,500    Ivax Corp.* ...................................................       35,820
   1,600    Protein Design Labs, Inc.* ....................................       28,640
   1,000    Sepracor, Inc.* ...............................................       23,930
     600    Shire Pharmaceuticals Plc - ADR* ..............................       17,430
     800    Watson Pharmaceuticals, Inc.* .................................       36,800
                                                                             -----------
                                                                                 416,620
                                                                             -----------
            PREPACKAGED SOFTWARE - 3.0%
   2,700    BEA Systems, Inc.* ............................................       33,210
   1,400    DST Systems, Inc.* ............................................       58,464
     600    Electronic Arts, Inc.* ........................................       28,668
   1,140    Intuit, Inc.* .................................................       60,317
   2,510    Network Associates, Inc.* .....................................       37,750
     400    Pixar, Inc.* ..................................................       27,716
   1,560    Quest Software, Inc.* .........................................       22,152
   3,100    SonicWall, Inc.* ..............................................       24,180
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
   2,000    Symantec Corp.* ...............................................       69,300
            PREPACKAGED SOFTWARE (CONTINUED)
     300    United Online, Inc.* ..........................................  $     5,037
     610    Veritas Software Corp.* .......................................       22,668
                                                                             -----------
                                                                                 389,462
                                                                             -----------
            RESTAURANTS - 1.7%
     900    Applebee's International, Inc. ................................       35,343
   1,100    Brinker International, Inc.* ..................................       36,476
   1,770    Darden Restaurants, Inc. ......................................       37,241
     500    Krispy Kreme Doughnuts, Inc.* .................................       18,300
     610    Outback Steakhouse, Inc. ......................................       26,968
   1,320    Wendy's International, Inc. ...................................       51,797
     660    Yum! Brands, Inc.* ............................................       22,704
                                                                             -----------
                                                                                 228,829
                                                                             -----------
            RETAILERS - 2.7%
     855    Best Buy Co., Inc. ............................................       44,665
   2,740    Big Lots, Inc.* ...............................................       38,935
   1,960    CVS Corp. .....................................................       70,795
   1,200    Federated Department Stores ...................................       56,556
   1,900    Foot Locker, Inc. .............................................       44,555
   1,590    PETsMART, Inc. ................................................       37,842
   2,000    Saks, Inc.* ...................................................       30,080
   1,000    Tuesday Morning Corp.* ........................................       30,250
                                                                             -----------
                                                                                 353,678
                                                                             -----------
            TELEPHONE COMMUNICATIONS, EXCL. RADIO - 0.6%
     800    ADTRAN, Inc. ..................................................       24,800
     710    NTL, Inc.* ....................................................       49,523
                                                                             -----------
                                                                                  74,323
                                                                             -----------
            TELEPHONE SYSTEMS - 0.7%
   1,390    CenturyTel, Inc. ..............................................       45,342
  11,260    Qwest Communications International* ...........................       48,643
                                                                             -----------
                                                                                  93,985
                                                                             -----------
            TEXTILES, CLOTHING & FABRICS - 0.7%
   1,200    Jones Apparel Group, Inc. .....................................       42,276
     600    Kellwood Co. ..................................................       24,600
     900    Liz Claiborne, Inc. ...........................................       31,914
                                                                             -----------
                                                                                  98,790
                                                                             -----------
            TRANSPORTATION - 1.1%
     520    Canadian National Railway Co. .................................       32,906
     930    CSX Corp. .....................................................       33,424
   1,530    Fleetwood Enterprises, Inc.* ..................................       15,698

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
ADVISED BY: FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            TRANSPORTATION (CONTINUED)
     800    Genesee & Wyoming, Inc. - Class A* ............................  $    25,200
   1,300    United Defense Industries, Inc.* ..............................       41,444
                                                                             -----------
                                                                                 148,672
                                                                             -----------
            WATER COMPANIES - 0.0%
     168    Philadelphia Suburban Corp. ...................................        3,713
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $10,949,103) ..........................................  $12,616,664
                                                                             -----------
            MUTUAL FUNDS - 2.6%
            FINANCIAL SERVICES - 2.6%
   5,100    iShares Russell Midcap Index Fund (Cost $340,027) .............  $   342,312
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------

            TOTAL INVESTMENTS - 98.2%
              (Cost $11,289,130) ..........................................  $12,958,976
            Other Assets and Liabilities
              (net) - 1.8% ................................................      234,159
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $13,193,135
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         REIT - Real Estate Investment Trust
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
ADVISED BY: VAN KAMPEN ASSET MANAGEMENT INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS - 95.0%
         ADVERTISING - 2.4%
 53,220  Interpublic Group Cos., Inc.* ..........  $   830,232
                                                   -----------
         AEROSPACE & DEFENSE - 3.4%
 40,060  Goodrich (B.F.) Co. ....................    1,189,381
                                                   -----------
         BANKING - 5.7%
 26,850  National Commerce Financial Corp. ......      732,468
  3,830  Nelnet, Inc. - Class A* ................       85,792
 49,320  Sovereign Bancorp, Inc. ................    1,171,350
                                                   -----------
                                                     1,989,610
                                                   -----------
         BEVERAGES, FOOD & TOBACCO - 1.9%
 26,340  Hormel Foods Corp. .....................      679,835
                                                   -----------
         CHEMICALS - 6.5%
 41,340  Hercules, Inc.* ........................      504,348
 29,140  International Flavors & Fragrances .....    1,017,569
 44,690  Lyondell Chemical Co. ..................      757,495
                                                   -----------
                                                     2,279,412
                                                   -----------
         COMMERCIAL SERVICES - 11.2%
 68,070  Bearingpoint, Inc.* ....................      686,826
 51,610  Convergys Corp.* .......................      901,111
 27,490  Equifax, Inc. ..........................      673,505
 16,190  Manpower, Inc. .........................      762,225
 29,930  Valassis Communications, Inc.* .........      878,446
                                                   -----------
                                                     3,902,113
                                                   -----------
         COMPUTER INTEGRATED SYSTEMS DESIGN - 3.0%
 58,160  Cadence Design Systems, Inc.* ..........    1,045,717
                                                   -----------
         DATA PROCESSING AND PREPARATION - 4.5%
 50,480  BISYS Group, Inc.* .....................      751,142
 32,360  IMS Health, Inc. .......................      804,470
                                                   -----------
                                                     1,555,612
                                                   -----------
         ELECTRIC UTILITIES - 7.4%
 45,270  Edison International* ..................      992,771
 17,140  Pinnacle West Capital Corp. ............      685,943
 26,790  Wisconsin Energy Corp. .................      896,126
                                                   -----------
                                                     2,574,840
                                                   -----------
         FINANCIAL SERVICES - 1.2%
 11,510  Edwards (A.G.), Inc. ...................      417,007
                                                   -----------
         FOREST PRODUCTS & PAPER - 2.2%
 12,480  Temple-Inland, Inc. ....................      782,122
                                                   -----------
         HEALTH CARE PROVIDERS - 2.4%
 52,680  Tenet Healthcare Corp.* ................      845,514
                                                   -----------
         INSURANCE - 14.5%
 32,840  ACE Ltd. ...............................    1,360,233
 42,240  AON Corp. ..............................    1,011,226
 21,350  Arthur J. Gallagher & Co. ..............      693,662
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         INSURANCE (CONTINUED)
  3,730  Aspen Insurance Holdings Ltd.* .........  $    92,541
 13,860  Chubb Corp. ............................      943,866
 16,270  Horace Mann Educators ..................      227,292
 46,000  UnumProvident Corp. ....................      725,420
                                                   -----------
                                                     5,054,240
                                                   -----------
         LODGING - 1.0%
  9,360  Starwood Hotels & Resorts World ........      336,679
                                                   -----------
         MEDIA - BROADCASTING & PUBLISHING - 3.2%
 11,780  Reuters Group Plc - ADR ................      298,976
 23,840  Scholastic Corp.* ......................      811,514
                                                   -----------
                                                     1,110,490
                                                   -----------
         MEDICAL SUPPLIES - 5.2%
 33,500  Applera Corp. - Applied Biosystems            693,785
           Group ................................
 21,600  Bausch & Lomb, Inc. ....................    1,121,040
                                                   -----------
                                                     1,814,825
                                                   -----------
         METALS - 2.8%
 22,020  Hubbell, Inc. - Class B ................      971,082
                                                   -----------
         OIL & GAS - 5.7%
 29,140  GlobalSantaFe Corp. ....................      723,546
 19,700  Transocean Sedco Forex, Inc.* ..........      472,997
 17,410  Valero Energy Corp. ....................      806,779
                                                   -----------
                                                     2,003,322
                                                   -----------
         PHARMACEUTICALS - 3.3%
 25,360  Watson Pharmaceuticals, Inc.* ..........    1,166,560
                                                   -----------
         RESTAURANTS - 2.6%
 22,770  Wendy's International, Inc. ............      893,495
                                                   -----------
         RETAILERS - 2.8%
 30,340  Borders Group, Inc.* ...................      665,053
 18,640  Office Depot, Inc.* ....................      311,474
                                                   -----------
                                                       976,527
                                                   -----------
         TRANSPORTATION - 2.1%
 33,180  Sabre Holdings Corp. ...................      716,356
                                                   -----------

         TOTAL INVESTMENTS - 95.0%
           (Cost $28,505,796) ...................  $33,134,971
         Other Assets and Liabilities
           (net) - 5.0% .........................    1,745,415
                                                   -----------
         TOTAL NET ASSETS - 100.0% ..............  $34,880,386
                                                   ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS - 97.4%
         ADVERTISING - 1.2%
  3,700  Lamar Advertising Co.* .................  $   138,084
                                                   -----------
         AEROSPACE & DEFENSE - 0.4%
  1,000  Lockheed Martin Corp. ..................       51,400
                                                   -----------
         BANKING - 6.2%
  3,300  Fannie Mae .............................      247,698
    500  Golden West Financial Corp. ............       51,595
  6,450  MBNA Corp. .............................      160,283
  1,400  SLM Corp. ..............................       52,752
  1,300  State Street Corp. .....................       67,704
  2,400  Wells Fargo Co. ........................      141,336
                                                   -----------
                                                       721,368
                                                   -----------
         BEVERAGES, FOOD & TOBACCO - 4.0%
  2,300  Coca-Cola Co. ..........................      116,725
  5,160  Pepsico, Inc. ..........................      240,559
  1,900  Wrigley (Wm.) Jr. Co. ..................      106,799
                                                   -----------
                                                       464,083
                                                   -----------
         BUILDING MATERIALS - 0.8%
  1,700  Lowe's Cos. ............................       94,163
                                                   -----------
         CHEMICALS - 1.0%
  2,400  Du Pont (E.I.) de Nemours ..............      110,136
                                                   -----------
         COMMERCIAL SERVICES - 3.7%
 12,200  Cendant Corp.* .........................      271,694
  1,000  eBay, Inc.* ............................       64,590
    900  Moody's Corp. ..........................       54,495
  1,100  Valassis Communications, Inc.* .........       32,285
                                                   -----------
                                                       423,064
                                                   -----------
         COMMUNICATIONS - 4.1%
  4,500  Crown Castle International Corp.* ......       49,635
  2,900  EchoStar Communications Corp. -                98,600
           Class A* .............................
  6,040  Qualcomm, Inc. .........................      325,737
                                                   -----------
                                                       473,972
                                                   -----------
         COMPUTER RELATED SERVICES - 0.4%
  1,700  Checkfree Corp.* .......................       47,005
                                                   -----------
         COMPUTERS & INFORMATION - 6.6%
 14,800  Cisco Systems, Inc.* ...................      359,492
  7,300  Dell, Inc.* ............................      247,908
 11,800  EMC Corp.* .............................      152,456
                                                   -----------
                                                       759,856
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COSMETICS & PERSONAL CARE - 3.9%
  2,400  Avon Products ..........................  $   161,976
  2,300  Colgate-Palmolive Co. ..................      115,115
  1,700  Procter & Gamble Co. ...................      169,796
                                                   -----------
                                                       446,887
                                                   -----------
         DATA PROCESSING AND PREPARATION - 2.3%
  6,400  First Data Corp. .......................      262,976
                                                   -----------
         ELECTRONICS - 6.1%
  1,400  Energizer Holdings, Inc.* ..............       52,584
 11,900  Intel Corp. ............................      383,180
  6,800  Texas Instruments, Inc. ................      199,784
  1,700  Xilinx, Inc.* ..........................       65,858
                                                   -----------
                                                       701,406
                                                   -----------
         ENTERTAINMENT & LEISURE - 3.0%
    500  Harrah's Entertainment, Inc. ...........       24,885
  7,000  Liberty Media Corp. - Class A* .........       83,230
  1,678  Metro-Goldwyn-Mayer, Inc.* .............       28,677
 11,750  Time Warner, Inc.* .....................      211,383
                                                   -----------
                                                       348,175
                                                   -----------
         FINANCIAL SERVICES - 7.5%
  6,700  Citigroup, Inc. ........................      325,218
  4,300  Freddie Mac ............................      250,776
  1,500  Merrill Lynch & Co. ....................       87,975
  1,800  Morgan Stanley .........................      104,166
  7,750  Schwab (Charles) Corp. .................       91,760
                                                   -----------
                                                       859,895
                                                   -----------
         FOREST PRODUCTS & PAPER - 0.4%
    800  Weyerhaeuser Co. .......................       51,200
                                                   -----------
         HEALTH CARE PROVIDERS - 0.7%
  3,000  Caremark RX, Inc.* .....................       75,990
                                                   -----------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.0%
 11,000  General Electric Co. ...................      340,780
                                                   -----------
         INDUSTRIAL - DIVERSIFIED - 1.5%
  2,000  3M Co. .................................      170,060
                                                   -----------
         INSURANCE - 0.9%
  1,500  AMBAC Financial Group, Inc. ............      104,085
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
ADVISED BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS (CONTINUED)
         LODGING - 1.6%
  2,700  Marriott International, Inc. -            $   124,740
           Class A ..............................
  1,800  Starwood Hotels & Resorts World ........       64,746
                                                   -----------
                                                       189,486
                                                   -----------
         MEDIA - BROADCASTING & PUBLISHING - 10.5%
  2,862  Cablevision Systems Corp. -                    66,942
           Class A* .............................
  6,376  Clear Channel Communications ...........      298,588
    800  Cox Communications, Inc. -                     27,560
           Class A* .............................
    700  Gannett Co., Inc. ......................       62,412
  2,400  Mcgraw-Hill Cos., Inc. .................      167,808
  1,300  Tribune Co. ............................       67,080
  5,100  Univision Communications, Inc. -              202,419
           Class A* .............................
  7,136  Viacom, Inc. - Class B .................      316,696
                                                   -----------
                                                     1,209,505
                                                   -----------
         OIL & GAS - 6.0%
    900  Anadarko Petroleum Corp. ...............       45,909
    620  Apache Corp. ...........................       50,282
  1,785  ChevronTexaco Corp. ....................      154,206
 10,020  Exxon Mobil Corp. ......................      410,820
    600  Schlumberger Ltd. ......................       32,832
                                                   -----------
                                                       694,049
                                                   -----------
         PHARMACEUTICALS - 10.0%
  1,800  Amgen, Inc.* ...........................      111,240
  2,900  Johnson & Johnson ......................      149,814
  2,700  Lilly (Eli) & Co. ......................      189,891
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         PHARMACEUTICALS (CONTINUED)
  1,800  Merck & Co., Inc. ......................  $    83,160
 11,425  Pfizer, Inc. ...........................      403,645
  2,500  Schering-Plough Corp. ..................       43,475
  4,200  Wyeth ..................................      178,290
                                                   -----------
                                                     1,159,515
                                                   -----------
         PREPACKAGED SOFTWARE - 5.7%
  1,300  Electronic Arts, Inc.* .................       62,114
  1,900  Intuit, Inc.* ..........................      100,529
 18,100  Microsoft Corp. ........................      498,474
                                                   -----------
                                                       661,117
                                                   -----------
         RETAILERS - 5.1%
  3,000  Dollar Tree Stores, Inc.* ..............       90,180
  1,800  Family Dollar Stores ...................       64,584
  8,100  Wal-Mart Stores, Inc. ..................      429,705
                                                   -----------
                                                       584,469
                                                   -----------
         TRANSPORTATION - 0.8%
  4,500  Sabre Holdings Corp. ...................       97,155
                                                   -----------

         TOTAL INVESTMENTS - 97.4%
           (Cost $10,921,461) ...................  $11,239,881
         Other Assets and Liabilities
           (net) - 2.6% .........................      296,771
                                                   -----------
         TOTAL NET ASSETS - 100.0% ..............  $11,536,652
                                                   ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS - 94.2%
         ADVERTISING - 1.1%
  1,500  Omnicom Group ..........................  $   130,995
                                                   -----------
         AEROSPACE & DEFENSE - 0.5%
  1,200  Lockheed Martin Corp. ..................       61,680
                                                   -----------
         APPAREL RETAILERS - 0.7%
  3,600  Gap, Inc. ..............................       83,556
                                                   -----------
         BANKING - 6.9%
  3,400  American Express Co. ...................      163,982
  1,500  Bank of America Corp. ..................      120,645
  1,700  Fannie Mae .............................      127,602
  1,400  Fifth Third Bancorp ....................       82,740
  3,450  MBNA Corp. .............................       85,732
  2,200  SLM Corp. ..............................       82,896
  2,850  Wells Fargo Co. ........................      167,836
                                                   -----------
                                                       831,433
                                                   -----------
         BEVERAGES, FOOD & TOBACCO - 2.6%
  1,100  Anheuser-Busch Cos., Inc. ..............       57,948
  1,500  Coca-Cola Co. ..........................       76,125
  1,700  Pepsico, Inc. ..........................       79,254
  2,900  Sysco Corp. ............................      107,967
                                                   -----------
                                                       321,294
                                                   -----------
         BUILDING MATERIALS - 1.7%
  5,900  Home Depot, Inc. .......................      209,391
                                                   -----------
         CHEMICALS - 0.8%
  1,300  Air Products & Chemicals, Inc. .........       68,679
    750  Du Pont (E.I.) de Nemours ..............       34,417
                                                   -----------
                                                       103,096
                                                   -----------
         COMMERCIAL SERVICES - 2.8%
  1,950  Apollo Group, Inc. - Class A* ..........      132,600
  1,150  eBay, Inc.* ............................       74,278
  1,300  H&R Block, Inc. ........................       71,981
  2,000  Waste Management, Inc. .................       59,200
                                                   -----------
                                                       338,059
                                                   -----------
         COMPUTERS & INFORMATION - 7.2%
 15,000  Cisco Systems, Inc.* ...................      364,350
  5,500  Dell, Inc.* ............................      186,780
  9,000  EMC Corp.* .............................      116,280
  1,350  International Business Machines               125,118
           Corp. ................................
  2,200  International Game Technology ..........       78,540
                                                   -----------
                                                       871,068
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COSMETICS & PERSONAL CARE - 2.6%
  1,700  Colgate-Palmolive Co. ..................  $    85,085
  2,350  Procter & Gamble Co. ...................      234,718
                                                   -----------
                                                       319,803
                                                   -----------
         DATA PROCESSING AND PREPARATION - 1.7%
  3,100  First Data Corp. .......................      127,379
  2,100  Fiserv, Inc.* ..........................       82,971
                                                   -----------
                                                       210,350
                                                   -----------
         ELECTRIC UTILITIES - 1.5%
    950  Dominion Resources, Inc. ...............       60,639
    900  FPL Group, Inc. ........................       58,878
  1,900  Southern Co. ...........................       57,475
                                                   -----------
                                                       176,992
                                                   -----------
         ELECTRONICS - 6.2%
  2,300  Analog Devices, Inc. ...................      104,995
  9,400  Intel Corp. ............................      302,680
  2,100  Linear Technology Corp. ................       88,347
  1,950  Novellus Systems, Inc.* ................       81,998
  2,300  Texas Instruments, Inc. ................       67,574
  2,850  Xilinx, Inc.* ..........................      110,409
                                                   -----------
                                                       756,003
                                                   -----------
         FINANCIAL SERVICES - 10.3%
  9,100  Citigroup, Inc. ........................      441,714
  1,300  Franklin Resources, Inc. ...............       67,678
  1,900  Goldman Sachs Group, Inc. ..............      187,587
  5,500  JP Morgan Chase & Co. ..................      202,015
  3,000  Merrill Lynch & Co. ....................      175,950
  3,000  Morgan Stanley .........................      173,610
                                                   -----------
                                                     1,248,554
                                                   -----------
         HEALTH CARE PROVIDERS - 1.5%
  3,200  UnitedHealth Group, Inc. ...............      186,176
                                                   -----------
         HEAVY MACHINERY - 2.4%
  5,100  Applied Materials, Inc.* ...............      114,495
  1,800  United Technologies Corp. ..............      170,586
                                                   -----------
                                                       285,081
                                                   -----------
         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.5%
  9,700  General Electric Co. ...................      300,506
                                                   -----------
         INDUSTRIAL - DIVERSIFIED - 1.7%
    850  3M Co. .................................       72,276
    800  Danaher Corp. ..........................       73,400
  2,400  Tyco International Ltd. ................       63,600
                                                   -----------
                                                       209,276
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         COMMON STOCKS (CONTINUED)
         INSURANCE - 2.5%
  3,600  American International Group ...........  $   238,608
  1,500  Prudential Financial, Inc. .............       62,655
                                                   -----------
                                                       301,263
                                                   -----------
         MEDIA - BROADCASTING & PUBLISHING - 2.2%
  1,400  Clear Channel Communications ...........       65,562
  4,500  Viacom, Inc. - Class B .................      199,710
                                                   -----------
                                                       265,272
                                                   -----------
         MEDICAL SUPPLIES - 5.7%
  1,200  Allergan, Inc. .........................       92,172
  5,300  Boston Scientific Corp.* ...............      194,828
  1,400  KLA - Tencor Corp.* ....................       82,138
  3,250  Medtronics, Inc. .......................      157,983
  2,900  Microchip Technology, Inc. .............       96,744
  1,000  St. Jude Medical, Inc.* ................       61,350
                                                   -----------
                                                       685,215
                                                   -----------
         METALS - 0.8%
  2,450  Alcoa, Inc. ............................       93,100
                                                   -----------
         OIL & GAS - 4.1%
  2,100  Ensco International, Inc. ..............       57,057
  6,800  Exxon Mobil Corp. ......................      278,800
  1,500  Nabors Industries Ltd.* ................       62,250
  1,750  Schlumberger Ltd. ......................       95,760
                                                   -----------
                                                       493,867
                                                   -----------
         PHARMACEUTICALS - 8.2%
  3,400  Amgen, Inc.* ...........................      210,120
  2,250  Johnson & Johnson ......................      116,235
  9,000  Pfizer, Inc. ...........................      317,970
  1,400  Teva Pharmaceutical Industries Ltd. -          79,394
           ADR ..................................
  2,900  Wyeth ..................................      123,105
  2,000  Zimmer Holdings, Inc.* .................      140,800
                                                   -----------
                                                       987,624
                                                   -----------
         PREPACKAGED SOFTWARE - 6.4%
  2,500  Computer Associates International,             68,350
           Inc. .................................
 14,900  Microsoft Corp. ........................      410,346
  9,500  Oracle Corp.* ..........................      125,400
  4,700  Veritas Software Corp.* ................      174,652
                                                   -----------
                                                       778,748
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
------                                              --------
         RADIO TELEPHONE COMMUNICATIONS - 0.8%
  3,800  Vodafone Group Plc - ADR ...............  $    95,152
                                                   -----------
         RESTAURANTS - 0.5%
  2,400  McDonald's Corp. .......................       59,592
                                                   -----------
         RETAILERS - 5.8%
  2,600  Bed Bath & Beyond, Inc.* ...............      112,710
  1,900  Best Buy Co., Inc. .....................       99,256
  3,100  Staples, Inc.* .........................       84,630
  2,250  Target Corp. ...........................       86,400
  6,000  Wal-Mart Stores, Inc. ..................      318,300
                                                   -----------
                                                       701,296
                                                   -----------
         TELEPHONE SYSTEMS - 0.8%
  4,200  AT&T Wireless Services, Inc.* ..........       33,558
  2,350  SBC Communications, Inc. ...............       61,265
                                                   -----------
                                                        94,823
                                                   -----------
         TEXTILES, CLOTHING & FABRICS - 0.5%
    900  NIKE, Inc. - Class B ...................       61,614
                                                   -----------
         TRANSPORTATION - 1.2%
  1,150  Canadian National Railway Co. ..........       72,772
  1,800  Carnival Corp. .........................       71,514
                                                   -----------
                                                       144,286
                                                   -----------
         TOTAL COMMON STOCKS
           (Cost $10,120,059) ...................  $11,405,165
                                                   -----------

  PAR
 VALUE
 -----

         SHORT TERM INSTRUMENTS - 0.4%
         U.S. GOVERNMENT - 0.4%
         U.S. Treasury Bill, 0.865%, due 03/18/04
           (Cost $49,907) .......................
 50,000                                            $    49,907
                                                   -----------

         TOTAL INVESTMENTS - 94.6%
           (Cost $10,169,966) ...................  $11,455,072
         Other Assets and Liabilities (net) -
           5.4% .................................      656,444
                                                   -----------
         TOTAL NET ASSETS - 100.0% ..............  $12,111,516
                                                   ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 94.8%
            AEROSPACE & DEFENSE - 3.5%
   4,900    Boeing Co. ....................................................  $   206,486
   9,400    Honeywell International, Inc. .................................      314,242
   2,800    Lockheed Martin Corp. .........................................      143,920
                                                                             -----------
                                                                                 664,648
                                                                             -----------
            BANKING - 11.1%
   4,300    American Express Co. ..........................................      207,389
   2,500    Bank of America Corp. .........................................      201,075
   8,200    Bank of New York Co., Inc. ....................................      271,584
   7,300    Fleet Boston Financial Corp. ..................................      318,645
   9,500    MBNA Corp. ....................................................      236,075
   9,100    U.S. Bancorp ..................................................      270,998
   4,600    Wachovia Corp. ................................................      214,314
   4,500    Washington Mutual, Inc. .......................................      180,540
   3,700    Wells Fargo Co. ...............................................      217,893
                                                                             -----------
                                                                               2,118,513
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 6.7%
   9,100    Altria Group, Inc. ............................................      495,222
   7,800    Kraft Foods, Inc. - Class A ...................................      251,316
   4,300    RJ Reynolds Tobacco Holdings, Inc. ............................      250,045
  12,900    Safeway, Inc.* ................................................      282,639
                                                                             -----------
                                                                               1,279,222
                                                                             -----------
            BUILDING MATERIALS - 1.1%
   5,700    Home Depot, Inc. ..............................................      202,293
                                                                             -----------
            CHEMICALS - 1.6%
   3,400    Avery Dennison Corp. ..........................................      190,468
   2,900    Dow Chemical Co. ..............................................      120,553
                                                                             -----------
                                                                                 311,021
                                                                             -----------
            COMMERCIAL SERVICES - 0.9%
   5,700    Waste Management, Inc. ........................................      168,720
                                                                             -----------
            COMMUNICATIONS - 2.9%
   7,100    Comverse Technology, Inc.* ....................................      124,889
  67,800    Lucent Technologies, Inc.* ....................................      192,552
  13,900    Nokia Oyj - ADR ...............................................      236,300
                                                                             -----------
                                                                                 553,741
                                                                             -----------
            COMPUTER INTEGRATED SYSTEMS DESIGN - 1.6%
  11,200    3Com Corp.* ...................................................       91,504
  48,700    Sun Microsystems, Inc.* .......................................      218,663
                                                                             -----------
                                                                                 310,167
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMPUTERS & INFORMATION - 3.9%
  16,700    Hewlett-Packard Co. ...........................................  $   383,599
   1,900    International Business Machines Corp. .........................      176,092
  30,500    Solectron Corp.* ..............................................      180,255
                                                                             -----------
                                                                                 739,946
                                                                             -----------
            ELECTRIC UTILITIES - 3.5%
   6,500    FirstEnergy Corp. .............................................      228,800
   9,900    NiSource, Inc. ................................................      217,206
     600    PPL Corp. .....................................................       26,250
   4,400    Progress Energy, Inc. .........................................      199,144
                                                                             -----------
                                                                                 671,400
                                                                             -----------
            ELECTRONICS - 0.7%
   8,900    Celestica, Inc.* ..............................................      134,123
                                                                             -----------
            ENTERTAINMENT & LEISURE - 3.3%
  22,400    Liberty Media Corp. - Class A* ................................      266,336
   8,800    News Corp. Ltd. - ADR .........................................      266,200
   5,600    Time Warner, Inc.* ............................................      100,744
                                                                             -----------
                                                                                 633,280
                                                                             -----------
            FINANCIAL SERVICES - 7.4%
   8,400    Equity Office Properties Trust REIT ...........................      240,660
   2,400    Goldman Sachs Group, Inc. .....................................      236,952
   5,900    JP Morgan Chase & Co. .........................................      216,707
   5,200    Merrill Lynch & Co. ...........................................      304,980
   4,000    Morgan Stanley ................................................      231,480
   7,600    Waddell & Reed Financial, Inc. - Class A ......................      178,296
                                                                             -----------
                                                                               1,409,075
                                                                             -----------
            FOOD RETAILERS - 1.6%
  16,900    Kroger Co.* ...................................................      312,819
                                                                             -----------
            FOREST PRODUCTS & PAPER - 3.1%
   6,500    International Paper Co. .......................................      280,215
   5,300    Kimberly-Clark Corp. ..........................................      313,177
                                                                             -----------
                                                                                 593,392
                                                                             -----------
            HEALTH CARE PROVIDERS - 1.5%
   6,400    HCA - The Healthcare Co. ......................................      274,944
                                                                             -----------
            HEAVY MACHINERY - 1.3%
   2,600    United Technologies Corp. .....................................      246,402
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
ADVISED BY: SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.8%
   6,600    Newell Rubbermaid, Inc. .......................................  $   150,282
                                                                             -----------
            INSURANCE - 5.4%
   5,600    American International Group ..................................      371,168
   2,700    Hartford Financial Services Group .............................      159,381
   4,800    Loews Corp. ...................................................      237,360
   4,600    St. Paul Cos. .................................................      182,390
   1,100    XL Capital Ltd. - Class A .....................................       85,305
                                                                             -----------
                                                                               1,035,604
                                                                             -----------
            LODGING - 0.5%
   2,400    MGM Mirage, Inc.* .............................................       90,264
                                                                             -----------
            MEDIA - BROADCASTING & PUBLISHING - 1.7%
   4,900    Comcast Corp - Class A* .......................................      161,063
   5,300    Comcast Corp - Special Class A* ...............................      165,784
                                                                             -----------
                                                                                 326,847
                                                                             -----------
            METALS - 1.9%
   9,500    Alcoa, Inc. ...................................................      361,000
                                                                             -----------
            OIL & GAS - 9.2%
   7,700    BP Plc - ADR ..................................................      379,995
   4,100    ChevronTexaco Corp. ...........................................      354,199
   9,000    Ensco International, Inc. .....................................      244,530
   6,900    GlobalSantaFe Corp. ...........................................      171,327
   3,700    Total S.A. ....................................................      342,287
  10,800    Transocean Sedco Forex, Inc.* .................................      259,308
                                                                             -----------
                                                                               1,751,646
                                                                             -----------
            PHARMACEUTICALS - 7.3%
   3,600    Johnson & Johnson .............................................      185,976
   5,800    Merck & Co., Inc. .............................................      267,960
  15,000    Pfizer, Inc. ..................................................      529,950
  11,700    Schering-Plough Corp. .........................................      203,463
   4,600    Wyeth .........................................................      195,270
                                                                             -----------
                                                                               1,382,619
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            PREPACKAGED SOFTWARE - 1.7%
   8,200    Microsoft Corp. ...............................................  $   225,828
   9,000    Novell, Inc.* .................................................       94,680
                                                                             -----------
                                                                                 320,508
                                                                             -----------
            RESTAURANTS - 1.9%
  14,800    McDonald's Corp. ..............................................      367,484
                                                                             -----------
            RETAILERS - 2.9%
   3,500    Costco Wholesale Corp.* .......................................      130,130
   3,900    Federated Department Stores ...................................      183,807
   6,400    Target Corp. ..................................................      245,760
                                                                             -----------
                                                                                 559,697
                                                                             -----------
            TELEPHONE COMMUNICATIONS, EXCL. RADIO - 1.0%
   9,100    AT&T Corp. ....................................................      184,730
                                                                             -----------
            TELEPHONE SYSTEMS - 4.8%
  33,700    AT&T Wireless Services, Inc.* .................................      269,263
  11,900    SBC Communications, Inc. ......................................      310,233
   9,300    Verizon Communications ........................................      326,244
                                                                             -----------
                                                                                 905,740
                                                                             -----------

            TOTAL INVESTMENTS - 94.8%
              (Cost $15,880,237) ..........................................  $18,060,127
            Other Assets and Liabilities
              (net) - 5.2% ................................................      991,633
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $19,051,760
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         REIT - Real Estate Investment Trust
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 96.4%
            ADVERTISING - 5.6%
  39,800    Interpublic Group Cos., Inc.* .................................  $   620,880
   7,550    Omnicom Group .................................................      659,341
                                                                             -----------
                                                                               1,280,221
                                                                             -----------
            AEROSPACE & DEFENSE - 1.5%
  10,200    Honeywell International, Inc. .................................      340,986
                                                                             -----------
            APPAREL RETAILERS - 2.4%
  24,050    Gap, Inc. .....................................................      558,200
                                                                             -----------
            BANKING - 7.8%
  14,650    Bank of New York Co., Inc. ....................................      485,208
  12,750    Bank One Corp. ................................................      581,272
   9,550    Fannie Mae ....................................................      716,823
                                                                             -----------
                                                                               1,783,303
                                                                             -----------
            BEVERAGES, FOOD & TOBACCO - 0.9%
   9,450    Safeway, Inc.* ................................................      207,049
                                                                             -----------
            COMMERCIAL SERVICES - 9.6%
  26,000    Cendant Corp.* ................................................      579,020
   8,900    H&R Block, Inc. ...............................................      492,793
   9,200    Halliburton Co. ...............................................      239,200
   8,200    Robert Half International, Inc.* ..............................      191,388
  23,350    Waste Management, Inc. ........................................      691,160
                                                                             -----------
                                                                               2,193,561
                                                                             -----------
            COMMUNICATIONS - 2.5%
   9,950    Koninklijke (Royal) Philips Electronics NV - ADR ..............      289,445
  20,700    Motorola, Inc. ................................................      291,249
                                                                             -----------
                                                                                 580,694
                                                                             -----------
            DATA PROCESSING AND PREPARATION - 6.6%
  21,400    Ceridian Corp.* ...............................................      448,116
  14,800    First Data Corp. ..............................................      608,132
  18,400    IMS Health, Inc. ..............................................      457,424
                                                                             -----------
                                                                               1,513,672
                                                                             -----------
            ELECTRIC UTILITIES - 0.3%
   2,300    FirstEnergy Corp. .............................................       80,960
                                                                             -----------
            ELECTRONICS - 1.8%
  10,100    Novellus Systems, Inc.* .......................................      424,705
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            ENTERTAINMENT & LEISURE - 2.6%
  19,500    Disney (Walt) Co. .............................................  $   454,935
   7,100    Mattel, Inc. ..................................................      136,817
                                                                             -----------
                                                                                 591,752
                                                                             -----------
            FINANCIAL SERVICES - 10.4%
  13,600    Citigroup, Inc. ...............................................      660,144
  12,190    Janus Capital Group, Inc. .....................................      200,038
  12,590    JP Morgan Chase & Co. .........................................      462,431
   9,250    Merrill Lynch & Co. ...........................................      542,512
   8,700    Morgan Stanley ................................................      503,469
                                                                             -----------
                                                                               2,368,594
                                                                             -----------
            FOOD RETAILERS - 2.2%
  27,250    Kroger Co.* ...................................................      504,397
                                                                             -----------
            HEALTH CARE PROVIDERS - 3.8%
  10,400    HCA - The Healthcare Co. ......................................      446,784
   7,200    UnitedHealth Group, Inc. ......................................      418,896
                                                                             -----------
                                                                                 865,680
                                                                             -----------
            HEAVY MACHINERY - 3.5%
   5,100    American Standard Cos.* .......................................      513,570
   4,700    Parker Hannifin Corp. .........................................      279,650
                                                                             -----------
                                                                                 793,220
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 4.4%
  37,600    Tyco International Ltd. .......................................      996,400
                                                                             -----------
            INSURANCE - 4.7%
  12,950    ACE Ltd. ......................................................      536,389
   4,500    MGIC Investment Corp. .........................................      256,230
   5,850    Radian Group, Inc. ............................................      285,188
                                                                             -----------
                                                                               1,077,807
                                                                             -----------
            LODGING - 1.8%
  11,350    Starwood Hotels & Resorts World ...............................      408,260
                                                                             -----------
            MEDICAL SUPPLIES - 2.3%
  15,650    Waters Corp.* .................................................      518,954
                                                                             -----------
            METALS - 1.9%
  16,050    Masco Corp. ...................................................      439,931
                                                                             -----------
            OIL & GAS - 4.9%
  12,650    Ensco International, Inc. .....................................      343,701
  18,250    Transocean Sedco Forex, Inc.* .................................      438,183
   9,200    Weatherford International Ltd.* ...............................      331,200
                                                                             -----------
                                                                               1,113,084
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------
            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS - 8.9%
   7,800    Aventis SA ....................................................  $   514,865
   8,600    Cardinal Health, Inc. .........................................      525,976
  16,250    McKesson Corp. ................................................      522,600
  11,200    Wyeth .........................................................      475,440
                                                                             -----------
                                                                               2,038,881
                                                                             -----------
            PREPACKAGED SOFTWARE - 3.8%
  31,500    Computer Associates International, Inc. .......................      861,210
                                                                             -----------
            RETAILERS - 2.2%
  13,250    Target Corp. ..................................................      508,800
                                                                             -----------
                                                                               VALUE
 SHARES                                                                      (NOTE 1)
 ------                                                                      --------

            TOTAL INVESTMENTS - 96.4%
              (Cost $18,540,254) ..........................................  $22,050,321
            Other Assets and Liabilities
              (net) - 3.6% ................................................      815,727
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $22,866,048
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                                                VALUE
  SHARES                                                                      (NOTE 1)
  ------                                                                      --------
            COMMON STOCKS - 67.1%
            ADVERTISING - 2.0%
    6,600   Omnicom Group .................................................  $   576,378
                                                                             -----------
            BANKING - 6.5%
   15,100   Bank of New York Co., Inc. ....................................      500,112
    8,600   Commerce Bancorp, Inc. ........................................      453,048
    6,600   Fannie Mae ....................................................      495,396
    8,600   Fleet Boston Financial Corp. ..................................      375,390
                                                                             -----------
                                                                               1,823,946
                                                                             -----------
            CHEMICALS - 3.2%
   19,900   Du Pont (E.I.) de Nemours .....................................      913,211
                                                                             -----------
            COMMERCIAL SERVICES - 1.7%
    6,600   Quest Diagnostics, Inc.* ......................................      482,526
                                                                             -----------
            COMMUNICATIONS - 2.6%
   55,800   JDS Uniphase Corp.* ...........................................      203,670
   30,600   Nokia Oyj - ADR ...............................................      520,200
                                                                             -----------
                                                                                 723,870
                                                                             -----------
            COMPUTER SOFTWARE & PROCESSING - 1.9%
   22,000   Electronic Data Systems Corp. .................................      539,880
                                                                             -----------
            COMPUTERS & INFORMATION - 1.5%
   12,900   Dell, Inc.* ...................................................      438,084
                                                                             -----------
            COSMETICS & PERSONAL CARE - 3.1%
    8,800   Procter & Gamble Co. ..........................................      878,944
                                                                             -----------
            ELECTRONICS - 1.2%
   23,600   Flextronics International Ltd.* ...............................      350,224
                                                                             -----------
            ENTERTAINMENT & LEISURE - 0.8%
    7,513   News Corp. Ltd. - ADR .........................................      227,268
                                                                             -----------
            FINANCIAL SERVICES - 5.9%
   28,400   Freddie Mac ...................................................    1,656,288
                                                                             -----------
            FOREST PRODUCTS & PAPER - 3.7%
   24,100   International Paper Co. .......................................    1,038,951
                                                                             -----------
            HEALTH CARE PROVIDERS - 1.4%
    5,200   Anthem, Inc.* .................................................      390,000
                                                                             -----------
            INDUSTRIAL - DIVERSIFIED - 2.1%
   22,000   Tyco International Ltd. .......................................      583,000
                                                                             -----------
            INFORMATION RETRIEVAL SERVICES - 0.9%
    6,400   Choicepoint, Inc.* ............................................      243,776
                                                                             -----------
            INSURANCE - 7.1%
   13,200   Aetna, Inc. ...................................................      892,056
   43,600   UnumProvident Corp. ...........................................      687,572
    4,300   Wellpoint Health Networks* ....................................      417,057
                                                                             -----------
                                                                               1,996,685
                                                                             -----------
                                                                               VALUE
 SHARES                                                                       (NOTE 1)
 ------                                                                       --------
            MEDIA - BROADCASTING & PUBLISHING - 5.4%
    8,600   Clear Channel Communications ..................................  $   402,738
   68,600   Hughes Electronics Corp.* .....................................    1,135,330
                                                                             -----------
                                                                               1,538,068
                                                                             -----------
            METALS - 4.7%
   17,700   Inco Ltd.* ....................................................      704,814
   11,200   Nucor Corp. ...................................................      627,200
                                                                             -----------
                                                                               1,332,014
                                                                             -----------
            PHARMACEUTICALS - 2.5%
   11,200   Pfizer, Inc. ..................................................      395,696
    8,600   Sanofi-Synthelabo SA - ADR ....................................      324,650
                                                                             -----------
                                                                                 720,346
                                                                             -----------
            RETAILERS - 4.3%
   28,400   Dollar General Corp. ..........................................      596,116
   37,500   Office Depot, Inc.* ...........................................      626,625
                                                                             -----------
                                                                               1,222,741
                                                                             -----------
            TELEPHONE SYSTEMS - 1.9%
   65,700   AT&T Wireless Services, Inc.* .................................      524,943
                                                                             -----------
            TRANSPORTATION - 2.7%
   22,000   Royal Caribbean Cruises Ltd. ..................................      765,380
                                                                             -----------
            TOTAL COMMON STOCKS
              (Cost $16,310,498) ..........................................  $18,966,523
                                                                             -----------

   PAR
  VALUE
  -----

            DEBT OBLIGATIONS - 25.7%
            CORPORATE DEBT - 12.4%
            American Express Co., 5.5%, due 09/12/06 ......................
   70,000                                                                    $    75,376
            AOL Time Warner, Inc., 5.625%, due 05/01/05 ...................
  105,000                                                                        109,955
            AT&T Corp., 6.5%, due 11/15/06 ................................
   50,000                                                                         55,335
            AT&T Corp., 7.3%, due 11/15/11 ................................
   15,000                                                                         17,296
            AT&T Wireless Services, Inc., 7.35%, due 03/01/06 .............
   50,000                                                                         54,709
            Bear Stearns Cos., Inc., 6.25%, due 07/15/05 ..................
   80,000                                                                         85,339
            Boeing Capital Corp., 6.5%, due 02/15/12 ......................
   25,000                                                                         27,377
            Cendant Corp., 6.875%, due 08/15/06 ...........................
   40,000                                                                         43,917
            ChevronTexaco Capital Co., 3.5%, due 09/17/07 .................
  150,000                                                                        152,903
            CIT Group, Inc., 7.125%, due 10/15/04 .........................
   45,000                                                                         46,947
            CIT Group, Inc., 7.75%, due 04/02/12 ..........................
   50,000                                                                         59,165

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
ADVISED BY: OPCAP ADVISORS
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2003

   PAR                                                                         VALUE
  VALUE                                                                       (NOTE 1)
  -----                                                                       --------

            DEBT OBLIGATIONS (CONTINUED)
            CORPORATE DEBT (CONTINUED)
            Citigroup, Inc., 5%, due 03/06/07 .............................
   70,000                                                                    $    74,369
            Citigroup, Inc., 6%, due 02/21/12 .............................
   50,000                                                                         54,726
            Coca-Cola Enterprises, 5.25%, due 05/15/07 ....................
   70,000                                                                         75,149
            ConocoPhillips, 3.625%, due 10/15/07 ..........................
   40,000                                                                         40,360
            Conseco Finance Trust III, 8.796%, due 04/01/27(a)* ...........
  275,000                                                                              0
            DaimlerChrysler NA Holding Corp., 3.4%, due 12/15/04 ..........
   70,000                                                                         70,742
            Dominion Resources, Inc., 7.625%, due 07/15/05 ................
   60,000                                                                         64,844
            Ford Motor Co., 7.45%, due 07/16/31 ...........................
   15,000                                                                         15,202
            Ford Motor Credit Co., 6.125%, due 01/09/06 ...................
   75,000                                                                         77,974
            General Dynamics Corp., 2.125%, due 05/15/06 ..................
   60,000                                                                         59,686
            General Electric Capital Corp., 5.35%, due 03/30/06 ...........
  100,000                                                                        106,741
            General Electric Capital Corp., 6%, due 06/15/12 ..............
   55,000                                                                         59,744
            General Mills, Inc., 2.625%, due 10/24/06 .....................
  160,000                                                                        159,229
            General Motors Acceptance Corp., 6.75%, due 01/15/06 ..........
  145,000                                                                        155,739
            Goldman Sachs Group, Inc., 5.7%, due 09/01/12 .................
   75,000                                                                         78,956
            Household Finance Corp., 7%, due 05/15/12 .....................
   75,000                                                                         85,666
            International Lease Finance Corp., 5.54%, due 03/21/05 ........
   35,000                                                                         36,458
            John Deere Capital Corp., 3.125%, due 12/15/05 ................
   70,000                                                                         71,417
            JP Morgan Chase & Co., 5.25%, due 05/30/07 ....................
  150,000                                                                        160,238
            Kraft Foods, Inc., 4.625%, due 11/01/06 .......................
  120,000                                                                        125,306
            News America Holdings, Inc., 9.25%, due 02/01/13 ..............
   25,000                                                                         32,303
            Procter & Gamble Co., 3.5%, due 12/15/08 ......................
   50,000                                                                         49,905
            Safeway, Inc., 7.25%, due 09/15/04 ............................
   55,000                                                                         57,063
            SBC Communications, Inc., 5.75%, due 05/02/06 .................
  135,000                                                                        144,954
            Sprint Capital Corp., 8.375%, due 03/15/12 ....................
   70,000                                                                         81,911
            Tenet Healthcare Corp., 5%, due 07/01/07 ......................
  100,000                                                                         97,250
   PAR                                                                         VALUE
  VALUE                                                                       (NOTE 1)
  -----                                                                       --------

            CORPORATE DEBT (CONTINUED)
            Tenet Healthcare Corp., 6.5%, due 06/01/12 ....................
  165,000                                                                    $   159,019
            Tenet Healthcare Corp., 6.875%, due 11/15/31 ..................
   60,000                                                                         54,000
            US Bank NA, 2.85%, due 11/15/06 ...............................
  100,000                                                                        100,552
            Verizon Global Funding Corp., 6.75%, due 12/01/05 .............
   90,000                                                                         97,709
            Verizon Global Funding Corp., 7.375%, due 09/01/12 ............
   50,000                                                                         58,052
            Walt Disney Co., 7.3%, due 02/08/05 ...........................
   85,000                                                                         90,162
            Waste Management, Inc., 6.5%, due 11/15/08 ....................
   25,000                                                                         27,542
            Weyerhaeuser Co., 5.5%, due 03/15/05 ..........................
  145,000                                                                        150,997
                                                                             -----------
                                                                               3,502,284
                                                                             -----------
            U.S. GOVERNMENT - 13.3%
            Fannie Mae, 6.25%, due 02/01/11* ..............................
   25,000                                                                         27,676
            U. S. Treasury Note, 3.625%, due 03/31/04* ....................
2,295,000                                                                      2,310,599
            U.S. Treasury Inflation Indexed Bond, 3.375%, due 01/15/12* ...
  182,334                                                                        204,086
            U.S. Treasury Inflation Indexed Bond, 3.375%, due 04/15/32* ...
  364,802                                                                        450,943
            U.S. Treasury Inflation Indexed Bond, 3.875%, due 04/15/29* ...
  596,457                                                                        772,971
                                                                             -----------
                                                                               3,766,275
                                                                             -----------
            TOTAL DEBT OBLIGATIONS
              (Cost $6,940,785) ...........................................  $ 7,268,559
                                                                             -----------

 SHARES
 ------

            RIGHTS AND WARRANTS - 0.0%
            FINANCIAL SERVICES - 0.0%
      869   Conseco Inc. - Warrants Expire 9/10/08*                          $     6,257
              (Cost $111,537) .............................................
                                                                             -----------

            TOTAL INVESTMENTS - 92.8%
              (Cost $23,362,820) ..........................................  $26,241,339
            Other Assets and Liabilities (net) - 7.2% .....................    2,039,657
                                                                             -----------
            TOTAL NET ASSETS - 100.0% .....................................  $28,280,996
                                                                             ===========

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR - American Depository Receipt
         * Non-income producing security.
         (a) Shares held in escrow.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                     EMERGING
                                                      GROWTH     AGGRESSIVE     CAPITAL       EQUITY     DIVERSIFIED    MID CAP
                                                      EQUITY       GROWTH     APPRECIATION    GROWTH       MID-CAP       VALUE
                                                       FUND         FUND          FUND         FUND         FUND         FUND
                                                    -----------  -----------  ------------  -----------  -----------  -----------
ASSETS:
  Investments, at value (Note 1)*.................  $14,997,257  $15,744,236   $5,768,859   $17,928,513  $12,958,976  $33,134,971
  Cash............................................    1,600,652      947,296    1,297,240       419,193      543,095    2,217,622
  Receivable from:
    Securities sold...............................      632,773      216,129        4,440       310,896       93,587           --
    Capital stock subscriptions...................           --       43,524       26,925        10,151       80,138      200,436
    Dividends and Interest........................          770        6,086        4,309        11,950       13,975       52,724
    Manager (Note 2)..............................       15,864          653        9,716            --        8,548           --
    Broker (Note 2)...............................           --        1,064           88         1,795          392        3,218
    Daily variation margin on open financial
      futures contracts...........................           --           --           --            --           --           --
  Prepaid insurance...............................        3,462        3,598        1,906         4,483        2,777        6,679
                                                    -----------  -----------   ----------   -----------  -----------  -----------
      Total assets................................   17,250,778   16,962,586    7,113,483    18,686,981   13,701,488   35,615,650
                                                    -----------  -----------   ----------   -----------  -----------  -----------
LIABILITIES:
  Payable for:
    Securities purchased..........................    1,451,587      196,253        9,968       416,486      470,143      664,512
    Capital stock redemptions.....................       57,817           --           --        39,745           --           --
  ACCRUED EXPENSES:
    Management fees (Note 2)......................           --           --           --        10,054           --        7,439
    Other.........................................       47,741       43,377       30,395        51,970       38,210       63,313
                                                    -----------  -----------   ----------   -----------  -----------  -----------
      Total liabilities...........................    1,557,145      239,630       40,363       518,255      508,353      735,264
                                                    -----------  -----------   ----------   -----------  -----------  -----------
NET ASSETS........................................  $15,693,633  $16,722,956   $7,073,120   $18,168,726  $13,193,135  $34,880,386
                                                    ===========  ===========   ==========   ===========  ===========  ===========
NET ASSETS CONSIST OF:
  Paid-in capital.................................  $18,954,349  $14,775,297   $6,765,589   $20,827,085  $11,735,603  $29,708,101
  Undistributed net investment income (loss)......           --           --           --            --        2,585           --
  Accumulated net realized gain (loss) on
    investments...................................   (4,313,546)    (351,737)    (796,583)   (4,391,792)    (214,899)     543,110
  Net unrealized appreciation (depreciation) on
    investments...................................    1,052,830    2,299,396    1,104,114     1,733,433    1,669,846    4,629,175
                                                    -----------  -----------   ----------   -----------  -----------  -----------
NET ASSETS........................................  $15,693,633  $16,722,956   $7,073,120   $18,168,726  $13,193,135  $34,880,386
                                                    ===========  ===========   ==========   ===========  ===========  ===========
SHARES OUTSTANDING................................    2,258,247    1,881,311      772,759     2,431,447    1,227,111    2,634,525
                                                    ===========  ===========   ==========   ===========  ===========  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................  $      6.95  $      8.89   $     9.15   $      7.47  $     10.75  $     13.24
                                                    ===========  ===========   ==========   ===========  ===========  ===========
*Cost of investments..............................  $13,944,427  $13,444,840   $4,664,745   $16,195,080  $11,289,130  $28,505,796

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                      CAPITAL       BLUE         VALUE        BASIC
                                                      GROWTH        CHIP        EQUITY        VALUE      BALANCED
                                                       FUND         FUND         FUND         FUND         FUND
                                                    -----------  -----------  -----------  -----------  -----------
ASSETS:
  Investments, at value (Note 1)*.................  $11,239,881  $11,455,072  $18,060,127  $22,050,321  $26,241,339
  Cash............................................      273,908      656,693      980,243    1,814,624    2,220,877
  Receivable from:
    Securities sold...............................           --        9,073           --      172,342           --
    Capital stock subscriptions...................       39,955       46,100       12,015       73,399      130,389
    Dividends and Interest........................        9,971        7,489       35,190       25,664       93,778
    Manager (Note 2)..............................        4,766        5,957        6,311        4,307           --
    Unrealized appreciation on forward foreign
      currency contracts..........................           --           --           --           76           --
    Broker (Note 2)...............................          402          329           --          987        2,212
    Daily variation margin on open financial
      futures contracts...........................           --          580           --           --           --
  Prepaid insurance...............................        3,258        2,506        4,735        4,983        6,751
                                                    -----------  -----------  -----------  -----------  -----------
      Total assets................................   11,572,141   12,183,799   19,098,621   24,146,703   28,695,346
                                                    -----------  -----------  -----------  -----------  -----------
LIABILITIES:
  Payable for:
    Securities purchased..........................           --       36,833           --    1,226,613      351,307
    Capital stock redemptions.....................            8           --           --           --           --
  ACCRUED EXPENSES:
    Management fees (Note 2)......................           --           --           --           --        3,705
    Other.........................................       35,481       35,450       46,861       54,042       59,338
                                                    -----------  -----------  -----------  -----------  -----------
      Total liabilities...........................       35,489       72,283       46,861    1,280,655      414,350
                                                    -----------  -----------  -----------  -----------  -----------
NET ASSETS........................................  $11,536,652  $12,111,516  $19,051,760  $22,866,048  $28,280,996
                                                    ===========  ===========  ===========  ===========  ===========
NET ASSETS CONSIST OF:
  Paid-in capital.................................  $13,105,318  $11,494,291  $18,270,922  $19,964,393  $26,427,406
  Undistributed net investment income (loss)......           --           --          544           --        5,136
  Accumulated net realized gain (loss) on
    investments...................................   (1,887,086)    (669,473)  (1,399,596)    (608,390)  (1,030,065)
  Net unrealized appreciation (depreciation) on
    investments...................................      318,420    1,286,698    2,179,890    3,510,045    2,878,519
                                                    -----------  -----------  -----------  -----------  -----------
NET ASSETS........................................  $11,536,652  $12,111,516  $19,051,760  $22,866,048  $28,280,996
                                                    ===========  ===========  ===========  ===========  ===========
SHARES OUTSTANDING................................    1,354,619    1,362,878    1,793,672    2,272,766    2,760,150
                                                    ===========  ===========  ===========  ===========  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE.................................  $      8.52  $      8.89  $     10.62  $     10.06  $     10.25
                                                    ===========  ===========  ===========  ===========  ===========
*Cost of investments..............................  $10,921,461  $10,169,966  $15,880,237  $18,540,254  $23,362,820

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                            EMERGING
                             GROWTH    AGGRESSIVE    CAPITAL       EQUITY    DIVERSIFIED   MID CAP
                             EQUITY      GROWTH    APPRECIATION    GROWTH      MID-CAP      VALUE
                              FUND        FUND         FUND         FUND        FUND         FUND
                           ----------  ----------  ------------  ----------  -----------  ----------
INVESTMENT INCOME:
  Interest...............  $    3,065  $   2,370    $    2,221   $    1,504  $      552   $    3,279
  Dividends*.............       3,170     32,726        24,422      127,084     105,074      234,363
                           ----------  ----------   ----------   ----------  ----------   ----------
    Total investment
      income.............       6,235     35,096        26,643      128,588     105,626      237,642
                           ----------  ----------   ----------   ----------  ----------   ----------
EXPENSES:
  Investment management
    fee (Note 2).........      85,191     87,966        45,114      110,008      70,402      156,454
  Custody and
    administration
    fees.................     205,623    164,252       154,370      164,609     167,836      153,304
  Audit fees.............      15,453     14,196         8,826       26,955       9,774       24,428
  Legal fees.............      16,126     18,853        11,700       22,526      15,762       35,602
  Trustees' fees.........       2,784      3,171         1,859        3,760       2,860        6,500
  Printing fees..........         868      3,960           707        4,092       1,682        3,846
  Insurance..............       2,362      2,042         1,350        4,397       2,201        4,477
  Other..................         317        342           223          461         351          724
                           ----------  ----------   ----------   ----------  ----------   ----------
    Total Expenses.......     328,724    294,782       224,149      336,808     270,868      385,335
  Expenses
    waived/reimbursed by
    the Manager
    (Note 2).............    (219,194)  (174,782)     (163,646)    (184,879)   (175,429)    (160,789)
  Less reductions (Note
    2)...................          --     (4,256)         (350)      (7,182)     (1,569)     (12,873)
                           ----------  ----------   ----------   ----------  ----------   ----------
    Total waivers and
      reductions.........    (219,194)  (179,038)     (163,996)    (192,061)   (176,998)    (173,662)
                           ----------  ----------   ----------   ----------  ----------   ----------
  Net operating
    expenses.............     109,530    115,744        60,153      144,747      93,870      211,673
                           ----------  ----------   ----------   ----------  ----------   ----------
NET INVESTMENT INCOME
  (LOSS).................    (103,295)   (80,648)      (33,510)     (16,159)     11,756       25,969
                           ----------  ----------   ----------   ----------  ----------   ----------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain
    (loss)
    Investment
      transactions.......   1,419,685    791,762       (41,605)     679,083     244,079    2,370,166
    Financial futures
      contracts..........          --         --            --           --          --           --
                           ----------  ----------   ----------   ----------  ----------   ----------
    Net realized gain
      (loss).............   1,419,685    791,762       (41,605)     679,083     244,079    2,370,166
                           ----------  ----------   ----------   ----------  ----------   ----------
  Net change in
    unrealized
    appreciation
    (depreciation)
    Investments..........   1,401,523  2,331,673     1,378,035    1,955,888   2,173,659    4,365,618
    Financial futures
      contracts..........          --         --            --           --          --           --
                           ----------  ----------   ----------   ----------  ----------   ----------
    Net change in
      unrealized
      appreciation
      (depreciation).....   1,401,523  2,331,673     1,378,035    1,955,888   2,173,659    4,365,618
                           ----------  ----------   ----------   ----------  ----------   ----------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS).................   2,821,208  3,123,435     1,336,430    2,634,971   2,417,738    6,735,784
                           ----------  ----------   ----------   ----------  ----------   ----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $2,717,913  $3,042,787   $1,302,920   $2,618,812  $2,429,494   $6,761,753
                           ==========  ==========   ==========   ==========  ==========   ==========
*Net of foreign taxes
  withheld of:...........  $        6  $     413    $      268   $       --  $      249   $      462

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                            CAPITAL       BLUE       VALUE       BASIC
                             GROWTH       CHIP       EQUITY      VALUE      BALANCED
                              FUND        FUND        FUND        FUND        FUND
                           ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME:
  Interest...............  $      411  $    1,809  $    8,814  $    2,252  $  222,632
  Dividends*.............     129,570      87,807     298,165     133,523     180,570
                           ----------  ----------  ----------  ----------  ----------
    Total investment
      income.............     129,981      89,616     306,979     135,775     403,202
                           ----------  ----------  ----------  ----------  ----------
EXPENSES:
  Investment management
    fee (Note 2).........      81,865      65,669     111,150     120,963     155,669
  Custody and
    administration
    fees.................     153,090     159,063     154,447     166,549     158,793
  Audit fees.............      18,878       9,873      27,044      19,294      34,531
  Legal fees.............      17,720      14,847      30,305      28,229      35,753
  Trustees' fees.........       3,745       2,640       5,324       4,810       7,321
  Printing fees..........       2,527       1,004       1,980       1,805       2,751
  Insurance..............       3,103       1,814       4,312       3,265       5,406
  Other..................         569         305         664         539         878
                           ----------  ----------  ----------  ----------  ----------
    Total Expenses.......     281,497     255,215     335,226     345,454     401,102
  Expenses
    waived/reimbursed by
    the Manager (Note
    2)...................    (169,130)   (166,340)   (182,396)   (180,220)   (178,210)
  Less reductions (Note
    2)...................      (1,608)     (1,316)         --      (3,950)     (8,848)
                           ----------  ----------  ----------  ----------  ----------
    Total waivers and
      reductions.........    (170,738)   (167,656)   (182,396)   (184,170)   (187,058)
                           ----------  ----------  ----------  ----------  ----------
  Net operating
    expenses.............     110,759      87,559     152,830     161,284     214,044
                           ----------  ----------  ----------  ----------  ----------
NET INVESTMENT INCOME
  (LOSS).................      19,222       2,057     154,149     (25,509)    189,158
                           ----------  ----------  ----------  ----------  ----------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Net realized gain
    (loss)
    Investment
      transactions.......    (405,769)   (188,218)   (228,678)   (106,314)  1,725,051
    Financial futures
      contracts..........          --      33,802          --          --          --
    Foreign currency
      transactions.......          --          --          --         266          --
                           ----------  ----------  ----------  ----------  ----------
    Net realized gain
      (loss).............    (405,769)   (154,416)   (228,678)   (106,048)  1,725,051
                           ----------  ----------  ----------  ----------  ----------
  Net change in
    unrealized
    appreciation
    (depreciation)
    Investments..........   2,460,428   1,925,678   3,938,977   4,524,592   3,147,250
    Financial futures
      contracts..........          --       4,053          --          --          --
    Foreign currency.....          --          --          --         (22)         --
                           ----------  ----------  ----------  ----------  ----------
    Net change in
      unrealized
      appreciation
      (depreciation).....   2,460,428   1,929,731   3,938,977   4,524,570   3,147,250
                           ----------  ----------  ----------  ----------  ----------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS).................   2,054,659   1,775,315   3,710,299   4,418,522   4,872,301
                           ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $2,073,881  $1,777,372  $3,864,448  $4,393,013  $5,061,459
                           ==========  ==========  ==========  ==========  ==========
    *Net of foreign taxes
      withheld of:.......  $       --  $      295  $    3,223  $      330  $    1,488

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                EMERGING GROWTH                AGGRESSIVE                   CAPITAL
                                  EQUITY FUND                 GROWTH FUND              APPRECIATION FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2003          2002          2003          2002          2003          2002
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss).............  $  (103,295)  $   (71,921)  $   (80,648)  $   (24,370)  $   (33,510)  $   (21,793)
    Net realized gain
      (loss).............    1,419,685    (2,204,623)      791,762      (805,062)      (41,605)     (686,704)
    Net change in
      unrealized
      appreciation
      (depreciation).....    1,401,523      (961,405)    2,331,673      (226,754)    1,378,035      (308,479)
                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    2,717,913    (3,237,949)    3,042,787    (1,056,186)    1,302,920    (1,016,976)
                           -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............           --            --            --            --            --            --
                           -----------   -----------   -----------   -----------   -----------   -----------
        Total
          distributions
          to
          shareholders...           --            --            --            --            --            --
                           -----------   -----------   -----------   -----------   -----------   -----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............   11,396,684     1,516,146    10,239,924     7,427,322     3,630,484     1,294,218
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......           --            --            --            --            --            --
    Cost of shares
      repurchased........   (3,209,015)     (914,400)     (757,177)   (4,707,575)   (1,084,389)      (99,350)
                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from Fund share
      transactions.......    8,187,669       601,746     9,482,747     2,719,747     2,546,095     1,194,868
                           -----------   -----------   -----------   -----------   -----------   -----------
TOTAL CHANGE IN NET
  ASSETS.................   10,905,582    (2,636,203)   12,525,534     1,663,561     3,849,015       177,892
NET ASSETS:
    Beginning of year....    4,788,051     7,424,254     4,197,422     2,533,861     3,224,105     3,046,213
                           -----------   -----------   -----------   -----------   -----------   -----------
    End of year*.........  $15,693,633   $ 4,788,051   $16,722,956   $ 4,197,422   $ 7,073,120   $ 3,224,105
                           ===========   ===========   ===========   ===========   ===========   ===========
    *Including
      undistibuted net
      investment income
      (loss),
      (distributions in
      excess of net
      investment income)
      of:................  $        --   $        --   $        --   $        --   $        --   $        --

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                     EQUITY                   DIVERSIFIED                   MID CAP
                                  GROWTH FUND                 MID-CAP FUND                 VALUE FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2003          2002          2003          2002          2003          2002
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss).............  $   (16,159)  $   (15,887)  $    11,756    $    5,551   $    25,969   $    22,341
    Net realized gain
      (loss).............      679,083    (2,050,599)      244,079      (366,912)    2,370,166      (514,618)
    Net change in
      unrealized
      appreciation
      (depreciation).....    1,955,888      (265,405)    2,173,659      (629,664)    4,365,618        61,820
                           -----------   -----------   -----------    ----------   -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    2,618,812    (2,331,891)    2,429,494      (991,025)    6,761,753      (430,457)
                           -----------   -----------   -----------    ----------   -----------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............           --            --        (8,338)       (5,208)      (26,106)      (22,169)
    From net realized
      capital gains......           --            --            --            --    (1,284,833)           --
                           -----------   -----------   -----------    ----------   -----------   -----------
        Total
          distributions
          to
          shareholders...           --            --        (8,338)       (5,208)   (1,310,939)      (22,169)
                           -----------   -----------   -----------    ----------   -----------   -----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    5,891,299     1,630,832     5,927,121     3,727,979    18,705,524     9,464,054
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......           --            --         8,338         5,208     1,310,939        22,169
    Cost of shares
      repurchased........   (1,129,978)   (1,113,529)     (700,497)     (461,311)   (1,216,551)   (1,210,727)
    Value of shares
      issued in exchange
      for the net assets
      of the Disciplined
      Equity Fund........    5,048,150            --            --            --            --            --
                           -----------   -----------   -----------    ----------   -----------   -----------
    Net increase in net
      assets resulting
      from Fund share
      transactions.......    9,809,471       517,303     5,234,962     3,271,876    18,799,912     8,275,496
                           -----------   -----------   -----------    ----------   -----------   -----------
TOTAL CHANGE IN NET
  ASSETS.................   12,428,283    (1,814,588)    7,656,118     2,275,643    24,250,726     7,822,870
NET ASSETS:
    Beginning of year....    5,740,443     7,555,031     5,537,017     3,261,374    10,629,660     2,806,790
                           -----------   -----------   -----------    ----------   -----------   -----------
    End of year*.........  $18,168,726   $ 5,740,443   $13,193,135    $5,537,017   $34,880,386   $10,629,660
                           ===========   ===========   ===========    ==========   ===========   ===========
    *Including
      undistributed net
      investment income
      (loss),
      (distributions in
      excess of net
      investment income)
      of:................  $        --   $        --   $     2,585    $      343   $        --   $       141

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                    CAPITAL                    BLUE CHIP                     VALUE
                                  GROWTH FUND                     FUND                    EQUITY FUND
                           --------------------------  --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2003          2002          2003          2002          2003          2002
                           ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss).............  $    19,222   $     5,680   $     2,057   $    (2,139)  $   154,149   $    95,914
    Net realized gain
      (loss).............     (405,769)     (842,626)     (154,416)     (457,192)     (228,678)     (975,252)
    Net change in
      unrealized
      appreciation
      (depreciation).....    2,460,428    (1,524,859)    1,929,731      (610,733)    3,938,977    (1,879,556)
                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    2,073,881    (2,361,805)    1,777,372    (1,070,064)    3,864,448    (2,758,894)
                           -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............      (21,968)       (3,126)       (2,230)           --      (248,862)           --
                           -----------   -----------   -----------   -----------   -----------   -----------
      Total distributions
        to
        shareholders.....      (21,968)       (3,126)       (2,230)           --      (248,862)           --
                           -----------   -----------   -----------   -----------   -----------   -----------
FUND SHARE TRANSACTIONS
  (NOTE 4):
    Proceeds from shares
      sold...............    2,739,999     3,495,475     6,093,863     3,131,504     5,705,064     4,648,269
    Net asset value of
      shares issued to
      shareholders on
      reinvestment of
      distributions......       21,968         3,126         2,230            --       248,862            --
    Cost of shares
      repurchased........   (1,547,357)   (1,512,736)     (291,040)     (146,910)   (1,843,580)     (839,225)
                           -----------   -----------   -----------   -----------   -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from Fund share
      transactions.......    1,214,610     1,985,865     5,805,053     2,984,594     4,110,346     3,809,044
                           -----------   -----------   -----------   -----------   -----------   -----------
TOTAL CHANGE IN NET
  ASSETS.................    3,266,523      (379,066)    7,580,195     1,914,530     7,725,932     1,050,150
NET ASSETS:
    Beginning of year....    8,270,129     8,649,195     4,531,321     2,616,791    11,325,828    10,275,678
                           -----------   -----------   -----------   -----------   -----------   -----------
    End of year*.........  $11,536,652   $ 8,270,129   $12,111,516   $ 4,531,321   $19,051,760   $11,325,828
                           ===========   ===========   ===========   ===========   ===========   ===========
    *Including
      undistibuted net
      investment income
      (loss),
      (distribution in
      excess of net
      investment income)
      of:................  $        --   $     2,554   $        --   $        --   $       544   $    95,914

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                          BASIC                      BALANCED
                                        VALUE FUND                     FUND
                                --------------------------  --------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2003          2002          2003          2002
                                ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
    Net investment income
      (loss)..................  $   (25,509)  $      (230)  $   189,158   $   238,405
    Net realized gain
      (loss)..................     (106,048)     (387,341)    1,725,051    (2,676,501)
    Net change in unrealized
      appreciation
      (depreciation)..........    4,524,570    (1,064,152)    3,147,250        82,901
                                -----------   -----------   -----------   -----------
    Net increase (decrease) in
      net assets resulting
      from operations.........    4,393,013    (1,451,723)    5,061,459    (2,355,195)
                                -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment
      income..................           --            --      (305,240)     (118,695)
    From net realized capital
      gains...................           --            --            --       (75,606)
                                -----------   -----------   -----------   -----------
        Total distributions to
          shareholders........           --            --      (305,240)     (194,301)
                                -----------   -----------   -----------   -----------
FUND SHARE TRANSACTIONS (NOTE
  4):
    Proceeds from shares
      sold....................   11,459,313     7,307,587    10,935,470     7,458,603
    Net asset value of shares
      issued to shareholders
      on reinvestment of
      distributions...........           --            --       305,240       194,301
    Cost of shares
      repurchased.............     (817,173)     (866,567)   (1,851,600)   (1,608,117)
                                -----------   -----------   -----------   -----------
    Net increase in net assets
      resulting from Fund
      share transactions......   10,642,140     6,441,020     9,389,110     6,044,787
                                -----------   -----------   -----------   -----------
TOTAL CHANGE IN NET ASSETS....   15,035,153     4,989,297    14,145,329     3,495,291
NET ASSETS:
    Beginning of year.........    7,830,895     2,841,598    14,135,667    10,640,376
                                -----------   -----------   -----------   -----------
    End of year*..............  $22,866,048   $ 7,830,895   $28,280,996   $14,135,667
                                ===========   ===========   ===========   ===========
    *Including undistributed
      net investment income
      (loss), (distributions
      in excess of net
      investment income)
      of:.....................  $        --   $        --   $     5,136   $   119,716

   The accompanying notes are an integral part of these financial statements.

EMERGING GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                            ----------------------------------------------------    DECEMBER 31,
                                               2003          2002          2001          2000         1999(A)
                                            ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  4.73        $ 8.14        $ 9.89        $17.49         $10.00
                                             -------        ------        ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................       (0.05)        (0.07)        (0.09)        (0.16)+        (0.03)
    Net realized and unrealized gain
      (loss)............................        2.27         (3.34)        (1.66)        (5.06)          7.52
                                             -------        ------        ------        ------         ------
        Total from investment
          operations....................        2.22         (3.41)        (1.75)        (5.22)          7.49
                                             -------        ------        ------        ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....          --            --         (0.00)(b)     (2.38)            --
                                             -------        ------        ------        ------         ------
        Total distributions.............          --            --         (0.00)        (2.38)            --
                                             -------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD..........     $  6.95        $ 4.73        $ 8.14        $ 9.89         $17.49
                                             =======        ======        ======        ======         ======
TOTAL RETURN............................       46.93%       (41.89)%      (17.84)%      (30.13)%        74.90%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $15,694        $4,788        $7,424        $8,715         $9,119
    Net expenses to average daily net
      assets............................        1.35%         1.35%         1.35%         1.35%          1.35%**
    Net investment loss to average daily
      net assets........................       (1.27)%       (1.27)%       (1.07)%       (0.96)%        (1.04)%**
    Portfolio turnover rate.............         197%          176%          137%          152%            47%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio
      of net expenses and net investment
      income (loss) to average net
      assets would have been:
        Expenses........................        4.05%         4.81%         4.10%         3.29%          3.96%**
        Net investment loss.............       (3.97)%       (4.73)%       (3.82)%       (2.90)%        (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Distributions from net realized cap gains were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED
                                       DECEMBER 31,    PERIOD ENDED
                                     ----------------  DECEMBER 31,
                                      2003     2002      2001(A)
                                     -------  -------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $  6.41  $  9.37     $10.00
                                     -------  -------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss............    (0.04)   (0.04)     (0.03)+
    Net realized and unrealized
      gain (loss)..................     2.52    (2.92)     (0.60)
                                     -------  -------     ------
        Total from investment
          operations...............     2.48    (2.96)     (0.63)
                                     -------  -------     ------
NET ASSET VALUE, END OF PERIOD.....  $  8.89  $  6.41     $ 9.37
                                     =======  =======     ======
TOTAL RETURN.......................    38.69%  (31.59)%     (6.30)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)......................  $16,723  $ 4,197     $2,534
    Net expenses to average daily
      net assets...................     1.25%    1.25%      1.25%**
    Net investment loss to average
      daily net assets.............    (0.87)%   (0.84)%     (0.84)%**
    Portfolio turnover rate........      182%     244%       101%
    Without the
      waiver/reimbursement or
      reduction of expenses, the
      ratio of net expenses and net
      investment income (loss) to
      average net assets would have
      been:
        Expenses...................     3.18%    7.61%      8.60%**
        Net investment loss........    (2.80)%   (7.20)%     (8.19)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED
                                      DECEMBER 31,   PERIOD ENDED
                                     --------------  DECEMBER 31,
                                      2003    2002     2001(A)
                                     ------  ------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $ 7.02  $ 9.84     $10.00
                                     ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss............   (0.04)  (0.05)     (0.02)+
    Net realized and unrealized
     gain (loss)...................    2.17   (2.77)     (0.14)
                                     ------  ------     ------
        Total from investment
        operations.................    2.13   (2.82)     (0.16)
                                     ------  ------     ------
NET ASSET VALUE, END OF PERIOD.....  $ 9.15  $ 7.02     $ 9.84
                                     ======  ======     ======
TOTAL RETURN.......................   30.34% (28.66)%     (1.60)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
     (000's).......................  $7,073  $3,224     $3,046
    Net expenses to average daily
     net assets....................    1.20%   1.20%      1.20%**
    Net investment loss to average
     daily net assets..............   (0.67)%  (0.74)%     (0.66)%**
    Portfolio turnover rate........      61%     69%        17%
    Without the
     waiver/reimbursement or
     reduction of expenses, the
     ratio of net expenses and net
     investment income (loss) to
     average net assets would have
     been:
        Expenses...................    4.47%   6.47%      6.87%**
        Net investment loss........   (3.94)%  (6.01)%     (6.33)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                            ----------------------------------------------------    DECEMBER 31,
                                               2003          2002          2001          2000          1999(A)
                                            ----------    ----------    ----------    ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  6.05       $  8.62       $ 10.20       $ 12.07         $10.00
                                             -------       -------       -------       -------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss.................       (0.01)        (0.02)        (0.04)        (0.06)+        (0.01)
    Net realized and unrealized gain
      (loss)............................        1.43         (2.55)        (1.53)        (1.36)          2.08
                                             -------       -------       -------       -------         ------
        Total from investment
          operations....................        1.42         (2.57)        (1.57)        (1.42)          2.07
                                             -------       -------       -------       -------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized capital gains.....          --            --         (0.01)        (0.45)            --
                                             -------       -------       -------       -------         ------
        Total distributions.............          --            --         (0.01)        (0.45)            --
                                             -------       -------       -------       -------         ------
NET ASSET VALUE, END OF PERIOD..........     $  7.47       $  6.05       $  8.62       $ 10.20         $12.07
                                             =======       =======       =======       =======         ======
TOTAL RETURN............................       23.47%       (29.81)%      (15.44)%      (11.82)%        20.70%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $18,169       $ 5,740       $ 7,555       $ 7,646         $6,564
    Net expenses to average daily net
      assets............................        1.25%         1.25%         1.25%         1.25%          1.25%**
    Net investment loss to average daily
      net assets........................       (0.14)%       (0.25)%       (0.45)%       (0.50)%        (0.36)%**
    Portfolio turnover rate.............         129%          189%          103%           87%            26%
    Without the waiver/reimbursement or
      reduction of expenses, the ratio
      of net expenses and net investment
      income (loss) to average net
      assets would have been:
        Expenses........................        2.91%         4.09%         3.90%         3.68%          4.54%**
        Net investment loss.............       (1.80)%       (3.09)%       (3.10)%       (2.93)%        (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

DIVERSIFIED MID-CAP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED
                                      DECEMBER 31,    PERIOD ENDED
                                     ---------------  DECEMBER 31,
                                      2003     2002     2001(A)
                                     -------  ------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $  8.10  $10.04     $10.00
                                     -------  ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..........     0.01    0.01       0.01+
    Net realized and unrealized
     gain (loss)...................     2.65   (1.94)      0.04
                                     -------  ------     ------
        Total from investment
        operations.................     2.66   (1.93)      0.05
                                     -------  ------     ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.....    (0.01)  (0.01)     (0.01)
                                     -------  ------     ------
        Total distributions........    (0.01)  (0.01)     (0.01)
                                     -------  ------     ------
NET ASSET VALUE, END OF PERIOD.....  $ 10.75  $ 8.10     $10.04
                                     =======  ======     ======
TOTAL RETURN.......................    32.80% (19.25)%      0.47%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
     (000's).......................  $13,193  $5,537     $3,261
    Net expenses to average daily
     net assets....................     1.20%   1.20%      1.20%**
    Net investment income to
     average daily net assets......     0.15%   0.13%      0.14%**
    Portfolio turnover rate........      112%    126%        45%
    Without the
     waiver/reimbursement or
     reduction of expenses, the
     ratio of net expenses and net
     investment income (loss) to
     average net assets would have
     been:
        Expenses...................     3.46%   5.07%      7.19%**
        Net investment loss........    (2.11)%  (3.74)%     (5.85)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        YEAR ENDED
                                       DECEMBER 31,    PERIOD ENDED
                                     ----------------  DECEMBER 31,
                                      2003     2002      2001(A)
                                     -------  -------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $  9.85  $ 10.67     $10.00
                                     -------  -------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..........     0.01     0.02       0.04+
    Net realized and unrealized
      gain (loss)..................     3.91    (0.82)      0.67
                                     -------  -------     ------
        Total from investment
          operations...............     3.92    (0.80)      0.71
                                     -------  -------     ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.....    (0.01)   (0.02)     (0.04)
    From net realized capital
      gains........................    (0.52)      --         --
                                     -------  -------     ------
        Total distributions........    (0.53)   (0.02)     (0.04)
                                     -------  -------     ------
NET ASSET VALUE, END OF PERIOD.....  $ 13.24  $  9.85     $10.67
                                     =======  =======     ======
TOTAL RETURN.......................    39.78%   (7.49)%      7.07%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)......................  $34,880  $10,630     $2,807
    Net expenses to average daily
      net assets...................     1.15%    1.15%      1.15%**
    Net investment income to
      average daily net assets.....     0.14%    0.36%      1.01%**
    Portfolio turnover rate........       90%      70%        33%
    Without the
      waiver/reimbursement or
      reduction of expenses, the
      ratio of net expenses and net
      investment income (loss) to
      average net assets would have
      been:
        Expenses...................     2.09%    3.78%      7.18%**
        Net investment loss........    (0.80)%   (2.27)%     (5.02)%**

(a)  Fund commenced operations on August 14, 2001.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

CAPITAL GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                            ----------------------------------------------------    DECEMBER 31,
                                               2003          2002          2001          2000         1999(A)
                                            ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $     6.91    $    9.13     $    10.66    $   12.07       $   10.00
                                            ----------    ---------     ----------    ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)........          0.02         0.00(b)       (0.00)(b)     (0.01)         (0.00)(b)
    Net realized and unrealized gain
      (loss)............................          1.61        (2.22)         (1.53)       (1.00)           2.08
                                            ----------    ---------     ----------    ---------       ---------
        Total from investment
          operations....................          1.63        (2.22)         (1.53)       (1.01)           2.08
                                            ----------    ---------     ----------    ---------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........         (0.02)       (0.00)(d)         --           --              --
    From net realized capital gains.....            --           --          (0.00)(c)     (0.40)         (0.01)
                                            ----------    ---------     ----------    ---------       ---------
        Total distributions.............         (0.02)       (0.00)         (0.00)       (0.40)          (0.01)
                                            ----------    ---------     ----------    ---------       ---------
NET ASSET VALUE, END OF PERIOD..........    $     8.52    $    6.91     $     9.13    $   10.66       $   12.07
                                            ==========    =========     ==========    =========       =========
TOTAL RETURN............................         23.54%      (24.37)%       (14.26)%      (8.44)%         20.80%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...    $   11,537    $   8,270     $    8,649    $   8,458       $   6,384
    Net expenses to average daily net
      assets............................          1.15%        1.15%          1.15%        1.15%           1.15%**
    Net investment income (loss) to
      average daily net assets..........          0.20%        0.07%         (0.03)%      (0.11)%         (0.05)%**
    Portfolio turnover rate.............            32%          23%            10%          35%             13%
    Without the waiver/reimbursement or
      reduction of expenses, the ratio
      of net expenses and net investment
      income (loss) to average net
      assets would have been:
        Expenses........................          2.92%        3.14%          3.19%        3.50%           4.38%**
        Net investment loss.............         (1.57)%      (1.92)%        (2.07)%      (2.46)%         (3.28)%**

(a)  Fund commenced operations on October 1, 1999.
(b)  Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net realized capital gains were less than $0.01 per share.
(d)  Distributions from net investment income were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED
                                      DECEMBER 31,    PERIOD ENDED
                                     ---------------  DECEMBER 31,
                                      2003     2002     2001(A)
                                     -------  ------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $  7.10  $ 9.62     $10.00
                                     -------  ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..........     0.00(b)+  (0.00)(b)     (0.01)+
    Net realized and unrealized
      gain (loss)..................     1.79   (2.52)     (0.37)
                                     -------  ------     ------
        Total from investment
          operations...............     1.79   (2.52)     (0.38)
                                     -------  ------     ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.....    (0.00)(c)     --        --
                                     -------  ------     ------
        Total distributions........    (0.00)     --         --
                                     -------  ------     ------
NET ASSET VALUE, END OF PERIOD.....  $  8.89  $ 7.10     $ 9.62
                                     =======  ======     ======
TOTAL RETURN.......................    25.23% (26.20)%     (3.80)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)......................  $12,112  $4,531     $2,617
    Net expenses to average daily
      net assets...................     1.20%   1.20%      1.20%**
    Net investment income (loss) to
      average daily net assets.....     0.03%  (0.06)%     (0.24)%**
    Portfolio turnover rate........       20%     63%        14%
    Without the
      waiver/reimbursement or
      reduction of expenses, the
      ratio of net expenses and net
      investment income (loss) to
      average net assets would have
      been:
        Expenses...................     3.50%   5.89%      7.69%**
        Net investment loss........    (2.27)%  (4.75)%     (6.73)%**

(a)  Fund commenced operations on August 14, 2001.
(b)  Net investment income (loss) was less than $0.01 per share.
(c) Distributions from net investment income (loss) was less than $0.01 per share.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average shares outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                            ----------------------------------------------------    DECEMBER 31,
                                               2003          2002          2001          2000         1999(A)
                                            ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  8.25       $ 10.60       $ 11.45       $ 10.74         $ 10.00
                                             -------       -------       -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............        0.07          0.07          0.06          0.09            0.02
    Net realized and unrealized gain
      (loss)............................        2.44         (2.42)        (0.60)         1.56            0.74
                                             -------       -------       -------       -------         -------
        Total from investment
          operations....................        2.51         (2.35)        (0.54)         1.65            0.76
                                             -------       -------       -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..........       (0.14)           --         (0.06)        (0.08)          (0.02)
    From net realized capital gains.....          --            --         (0.25)        (0.86)             --
                                             -------       -------       -------       -------         -------
        Total distributions.............       (0.14)           --         (0.31)        (0.94)          (0.02)
                                             -------       -------       -------       -------         -------
NET ASSET VALUE, END OF PERIOD..........     $ 10.62       $  8.25       $ 10.60       $ 11.45         $ 10.74
                                             =======       =======       =======       =======         =======
TOTAL RETURN............................       30.44%       (22.17)%       (4.88)%       15.35%           7.56%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)...     $19,052       $11,326       $10,276       $ 8,516         $ 5,566
    Net expenses to average daily net
      assets............................        1.10%         1.10%         1.10%         1.10%           1.10%**
    Net investment income to average
      daily net assets..................        1.11%         0.89%         0.54%         0.79%           0.64%**
    Portfolio turnover rate.............          37%           42%           44%           74%             18%
    Without the waiver/reimbursement of
      expenses by the Manager, the ratio
      of net expenses and net investment
      income (loss) to average net
      assets would have been:
        Expenses........................        2.41%         2.67%         2.90%         3.69%           4.56%**
        Net investment loss.............       (0.20)%       (0.68)%       (1.26)%       (1.80)%         (2.82)%**

(a)  Fund commenced operations on October 1, 1999.
  *  Not Annualized.
 **  Annualized.

   The accompanying notes are an integral part of these financial statements.

BASIC VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       YEAR ENDED
                                      DECEMBER 31,    PERIOD ENDED
                                     ---------------  DECEMBER 31,
                                      2003     2002     2001(A)
                                     -------  ------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $  7.54  $ 9.63     $10.00
                                     -------  ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..........    (0.01)  (0.00)(b)      0.00(b)+
    Net realized and unrealized
      gain (loss)..................     2.53   (2.09)     (0.37)
                                     -------  ------     ------
        Total from investment
          operations...............     2.52   (2.09)     (0.37)
                                     -------  ------     ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.....       --      --      (0.00)(c)
                                     -------  ------     ------
        Total distributions........       --      --      (0.00)
                                     -------  ------     ------
NET ASSET VALUE, END OF PERIOD.....  $ 10.06  $ 7.54     $ 9.63
                                     =======  ======     ======
TOTAL RETURN.......................    33.42% (21.70)%     (3.69)%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
      (000's)......................  $22,866  $7,831     $2,842
    Net expenses to average daily
      net assets...................     1.20%   1.20%      1.20%**
    Net investment income (loss) to
      average daily net assets.....    (0.19)%  (0.00)%      0.03%**
    Portfolio turnover rate........       18%     29%        11%
    Without the
      waiver/reimbursement or
      reduction of expenses, the
      ratio of net expenses and net
      investment income (loss) to
      average net assets would have
      been:
        Expenses...................     2.57%   4.48%      7.40%**
        Net investment loss........    (1.56)%  (3.28)%     (6.17)%**

(a)  Fund commenced operations on August 14, 2001.
(b)  Net investment income (loss) was less than $0.01 per share.
(c)  Distributions from net investment income were less than $0.01 per share.
  *  Not annualized.
 **  Annualized.
  +  Calculated using average shares outstanding during the period.

   The accompanying notes are an integral part of these financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                           YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                             ----------------------------------------------------    DECEMBER 31,
                                2003          2002        2001(A)         2000         1999(B)
                             ----------    ----------    ----------    ----------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  8.02       $  9.95       $ 10.45        $10.28         $10.00
                              -------       -------       -------        ------         ------
INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment
      income.............        0.04          0.14          0.20          0.31+          0.06
    Net realized and
      unrealized gain
      (loss).............        2.30         (1.96)         0.04          0.60           0.28
                              -------       -------       -------        ------         ------
        Total from
          investment
          operations.....        2.34         (1.82)         0.24          0.91           0.34
                              -------       -------       -------        ------         ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income.............       (0.11)        (0.07)        (0.20)        (0.32)         (0.06)
    From net realized
      capital gains......          --         (0.04)        (0.54)        (0.42)         (0.00)(c)
                              -------       -------       -------        ------         ------
        Total
         distributions...       (0.11)        (0.11)        (0.74)        (0.74)         (0.06)
                              -------       -------       -------        ------         ------
NET ASSET VALUE, END OF
  PERIOD.................     $ 10.25       $  8.02       $  9.95        $10.45         $10.28
                              =======       =======       =======        ======         ======
TOTAL RETURN.............       29.22%       (18.30)%        2.24%         8.88%          3.40%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of
      period (000's).....     $28,281       $14,136       $10,640        $7,789         $5,248
    Net expenses to
      average daily net
      assets.............        1.10%         1.10%         1.10%         1.10%          1.10%**
    Net investment income
      to average daily
      net assets.........        0.97%         2.00%         2.01%         3.01%          2.31%**
    Portfolio turnover
      rate...............         139%           90%          118%          101%            35%
    Without the
     waiver/reimbursement
      or reduction of
      expenses, the ratio
      of net expenses and
      net investment
      income (loss) to
      average net assets
      would have been:
        Expenses.........        2.06%         2.53%         2.95%         3.87%          4.60%**
        Net investment
          income
          (loss).........        0.01%         0.57%         0.17%         0.24%         (1.19)%**

(a) The fund has adopted the provisions of the AICPA Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease less than $0.01 in net investment income per share, an increase less than $0.01 in net realized and unrealized gains and losses per share, and a decrease in the ratio of net investment income from 2.02% to 2.01%. The periods prior to January 1, 2001 have not been restated to reflect the change in presentation.
(b)  Fund commenced operations on October 1, 1999.
(c) Distributions from net realized capital gains were less than $0.01 per share.
  *  Not Annualized.
 **  Annualized.
  +  Calculated using average share outstanding throughout the period.

   The accompanying notes are an integral part of these financial statements.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

LSA Variable Series Trust (the "Trust") was formed as a Delaware business trust on March 2, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of eleven portfolios: the Emerging Growth Equity Fund, the Aggressive Growth Fund, the Capital Appreciation Fund, the Equity Growth Fund (formerly the Focused Equity Fund), the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Capital Growth Fund (formerly the Growth Equity Fund), the Blue Chip Fund, the Value Equity Fund, the Basic Value Fund, and the Balanced Fund (each referred to as a "Fund" and together as the "Funds"). The Aggressive Growth Fund, the Capital Appreciation Fund, the Diversified Mid-Cap Fund, the Mid Cap Value Fund, the Blue Chip Fund, and the Basic Value Fund commenced operations on August 14, 2001. The remainder of the funds commenced operations on October 1, 1999. Shares of the Funds are sold exclusively to insurance company separate accounts as a funding vehicle for variable life and/or variable annuity contracts. The results of the Funds presented exclude the additional fees and expenses of variable life and/or variable annuity contracts.

The Emerging Growth Equity Fund seeks to provide capital appreciation by investing primarily in rapidly growing emerging companies. The Aggressive Growth Fund seeks to provide long-term capital growth by investing primarily in equity securities of small and mid-sized growth companies. The Capital Appreciation Fund seeks to provide long-term capital growth by investing primarily in equity securities listed on national exchanges or NASDAQ. The Equity Growth Fund seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. The Diversified Mid-Cap Fund seeks to provide long-term growth of capital by investing in securities of companies with medium market capitalizations. The Mid Cap Value Fund seeks to provide long-term capital growth by investing primarily in equity securities of medium-capitalization companies. The Capital Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The Blue Chip Fund seeks to provide long-term capital growth by investing primarily in equity securities of blue chip companies. Current income is a secondary objective of the Blue Chip Fund. The Value Equity Fund seeks to provide long-term growth of capital by investing primarily in common stocks of established U.S. companies. Current income is a secondary objective of the Value Equity Fund. The Basic Value Fund seeks to provide long-term growth of capital by investing primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors. The Balanced Fund seeks to provide a combination of growth of capital and investment income by investing in a mix of debt and equity securities. Growth of capital is the Balanced Fund's primary objective.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (hereafter referred to as "generally accepted accounting principles"), requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION
Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term debt securities with less than 61 days to maturity are valued at amortized cost, which approximates market value. Options are valued at the last sales price; if no sales took place on such day, then options are valued at the mean between the bid and asked prices. Unlisted securities and securities for which market quotations are not readily available are valued in good faith at fair value by the Funds' Board of Trustees or by the Manager's Pricing Committee under procedures established by the Board. In the event that a significant event takes place that will materially affect the value of one or more securities, the Board or the Pricing Committee under procedures established by the Board will determine the fair

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

value of such securities. The fair value of a security is determined by considering, among other things, fundamental analytical data relating to the security's issuer; recent market prices for the security, if available; recent or current market prices for similar securities of similar issuers in the same industry; prevailing interest rates; and an evaluation of the forces which influence the market in which the securities are purchased and sold. The Board evaluates and, if appropriate, ratifies each determination by the Pricing Committee of a security's fair value.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent actually received or paid. See Note 5 for a summary of foreign currency transactions as of December 31, 2003.

FUTURES
The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. See Note 6 for a summary of open futures contracts as of December 31, 2003.

OPTIONS
Each Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds received or offset against the amounts paid on the transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased
(put) by the counterparty and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds held no open written option contracts as of December 31, 2003.

Each Fund may also purchase put and call options. A Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid from purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. The Funds currently amortize premiums and discounts on fixed income securities using the effective yield method. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Dividend income is recorded on the ex-dividend date. Expenses of the Trust that can be directly attributed to an individual Fund are charged to that Fund. Expenses which are not directly attributed to a specific fund are allocated taking into consideration the nature and type of expense and the relative net assets of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds. Distributions are recorded on the ex-dividend date.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                    COMPONENTS OF            TAX CHARACTER OF
                                DISTRIBUTABLE EARNINGS      DISTRIBUTIONS PAID
                                ----------------------  --------------------------
                                ORDINARY  CAPITAL GAIN    ORDINARY    CAPITAL GAIN
                                --------  ------------  ------------  ------------
Emerging Growth Equity Fund...       --           --            --            --
Aggressive Growth Fund........       --           --            --            --
Capital Appreciation..........       --           --            --            --
Equity Growth Fund............       --           --            --            --
Diversified Mid-Cap Fund......    1,492           --         8,338            --
Mid Cap Value Fund............  519,450       37,580     1,221,710        89,229
Capital Growth................       --           --        21,968            --
Blue Chip Fund................       --           --         2,230            --
Value Equity Fund.............       --           --       248,862            --
Basic Value Fund..............       --           --            --            --
Balanced Fund.................       --           --       305,240            --

FEDERAL INCOME TAXES
Each Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing and other requirements of the Code. Therefore, no provision for federal income or excise tax is necessary.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Distributions in excess of tax basis earnings and profits attributable to permanent differences, if any, are reported in the Funds' financial statements as a return of capital. Differences in the recognition of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At December 31, 2003 the Funds had capital loss carryforwards as follows:

                                            AMOUNT    EXPIRATION DATE
                                          ----------  ---------------
Emerging Growth Equity Fund.............  $2,211,786      12/31/2009
                                           2,010,611      12/31/2010

Aggressive Growth Fund..................     340,304      12/31/2010

Capital Appreciation Fund...............      67,819      12/31/2009
                                             659,598      12/31/2010
                                              29,801      12/31/2011

Equity Growth Fund......................     546,977      12/31/2008
                                           1,598,238      12/31/2009
                                           2,112,966      12/31/2010

Diversified Mid-Cap Fund................     206,178      12/31/2010

Capital Growth Fund.....................     521,759      12/31/2009
                                             783,308      12/31/2010
                                             506,505      12/31/2011

Blue Chip Fund..........................      33,457      12/31/2009
                                             358,437      12/31/2010
                                             137,868      12/31/2011

Value Equity Fund.......................     172,969      12/31/2009
                                             514,316      12/31/2010
                                             551,250      12/31/2011

Basic Value Fund........................      51,879      12/31/2009
                                             352,955      12/31/2010
                                              32,436      12/31/2011

Balanced Fund...........................     964,259      12/31/2010

The Funds elected to defer to their fiscal year ending December 31, 2003 losses recognized during the period from November 1, 2003 to December 31, 2003 as follows:

                                                    AMOUNT
                                                    -------
Capital Appreciation Fund.........................  $17,820
Equity Growth Fund................................   13,988

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

LSA Asset Management LLC (the "Manager") serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Trust. LSA Asset Management LLC is a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Corporation. The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of each Fund as set forth in the table below.

                       FUND                         MANAGEMENT FEES
--------------------------------------------------  ---------------
Emerging Growth Equity Fund.......................         1.05%
Aggressive Growth Fund............................         0.95%
Capital Appreciation Fund.........................         0.90%
Equity Growth Fund................................         0.95%
Diversified Mid-Cap Fund..........................         0.90%
Mid Cap Value Fund................................         0.85%
Capital Growth Fund...............................         0.85%
Blue Chip Fund....................................         0.90%
Value Equity Fund.................................         0.80%
Basic Value Fund..................................         0.90%
Balanced Fund.....................................         0.80%

The Manager has entered into an advisory agreement for each Fund pursuant to which the Manager has appointed an Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Advisers are paid by the Manager. The following table lists the Adviser of each Fund.

             FUND                               ADVISER
------------------------------  ----------------------------------------
Emerging Growth Equity Fund...  RS Investment Management, L.P.
Aggressive Growth Fund........  Van Kampen Asset Management Inc.
Capital Appreciation Fund.....  Janus Capital Management LLC
Equity Growth Fund............  Van Kampen
Diversified Mid-Cap Fund......  Fidelity Management & Research Company
Mid Cap Value Fund............  Van Kampen Asset Management Inc.
Capital Growth Fund...........  Goldman Sachs Asset Management, L.P.
Blue Chip Fund................  AIM Capital Management, Inc.
Value Equity Fund.............  Salomon Brothers Asset Management Inc
Basic Value Fund..............  AIM Capital Management, Inc.
Balanced Fund.................  OpCap Advisors

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that annually exceed the amount of its management fee plus .30% of its average daily net assets. Commencing May 1, 2002 and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of reimbursement is presented net of accrued management fees as a receivable from the Manager in the Statements of Assets and Liabilities. The Manager is contractually obligated to continue this arrangement through at least April 30, 2004.

The Funds have entered into an agreement with Fidelity Capital (the "broker") whereby the broker will rebate a portion of the brokerage commissions. Amounts earned by the Funds under such agreement are presented as a

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

reduction expense in the statement of operations. For the year ended
December 31, 2003, reduction of expenses under this agreement were as follows:

                       FUND                         COMMISSION RECAPTURE
--------------------------------------------------  --------------------
Emerging Growth Equity Fund.......................        $    --
Aggressive Growth Fund............................          4,256
Capital Appreciation Fund.........................            350
Equity Growth Fund................................          7,182
Diversified Mid-Cap Fund..........................          1,569
Mid Cap Value Fund................................         12,873
Capital Growth Fund...............................          1,608
Blue Chip Fund....................................          1,316
Value Equity Fund.................................             --
Basic Value Fund..................................          3,950
Balanced Fund.....................................          8,848

The Funds pay no salaries or compensation to any officer or Trustee affiliated with the Manager or Investors Bank and Trust Company (the "Administrator"). The compensation of unaffiliated Trustees is borne by the Funds.

At December 31, 2003, separate accounts of Allstate Life Insurance Company and its subsidiaries owned 100% of the outstanding shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2003, were as follows:

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Purchases
    Emerging Growth Equity Fund.........  $      --     $22,536,528
    Aggressive Growth Fund..............         --      24,800,072
    Capital Appreciation Fund...........         --       4,278,064
    Equity Growth Fund..................         --      18,860,797
    Diversified Mid-Cap Fund............         --      13,780,243
    Mid Cap Value Fund..................         --      32,252,038
    Capital Growth Fund.................         --       3,942,549
    Blue Chip Fund......................         --       6,784,064
    Value Equity Fund...................         --       8,160,603
    Basic Value Fund....................         --      12,372,754
    Balanced Fund.......................  8,931,770      24,223,184

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES (CONTINUED)

                                             U.S.
                                          GOVERNMENT    OTHER LONG-
                                          SECURITIES  TERM SECURITIES
                                          ----------  ---------------
Sales
    Emerging Growth Equity Fund.........  $      --     $14,991,061
    Aggressive Growth Fund..............         --      15,905,956
    Capital Appreciation Fund...........         --       2,638,787
    Equity Growth Fund..................         --      14,121,860
    Diversified Mid-Cap Fund............         --       8,744,857
    Mid Cap Value Fund..................         --      16,075,089
    Capital Growth Fund.................         --       3,043,138
    Blue Chip Fund......................         --       1,368,360
    Value Equity Fund...................         --       4,850,301
    Basic Value Fund....................         --       2,345,578
    Balanced Fund.......................  7,050,712      18,457,433

The following table denotes cost and gross unrealized appreciation/depreciation for Federal income tax purposes at December 31, 2003:

                                  FEDERAL     TAX BASIS     TAX BASIS        NET
                                INCOME TAX    UNREALIZED    UNREALIZED    UNREALIZED
                                   COST      APPRECIATION  DEPRECIATION  APPRECIATION
                                -----------  ------------  ------------  ------------
Emerging Growth Equity Fund...  $14,035,576   $1,314,425    $(352,744)    $  961,681
Aggressive Growth Fund........   13,456,273    2,403,836     (115,873)     2,287,963
Capital Appreciation Fund.....    4,686,290    1,111,560      (28,991)     1,082,569
Equity Growth Fund............   16,312,567    1,745,509     (129,563)     1,615,946
Diversified Mid-Cap Fund......   11,295,665    1,761,903      (98,592)     1,663,311
Mid Cap Value Fund............   28,519,715    4,706,518      (91,262)     4,615,256
Capital Growth Fund...........   10,996,975      933,416     (690,510)       242,906
Blue Chip Fund................   10,308,085    1,206,927      (59,940)     1,146,987
Value Equity Fund.............   16,040,754    2,404,795     (385,422)     2,019,373
Basic Value Fund..............   18,711,374    3,410,235      (71,288)     3,338,947
Balanced Fund.................   23,423,496    2,952,426     (134,583)     2,817,843

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2003 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                     EMERGING GROWTH EQUITY
                                              FUND                     AGGRESSIVE GROWTH FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2003             2002             2003             2002
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................      1,811,194          276,340        1,329,632        1,058,296
Shares repurchased............       (564,460)        (176,896)        (103,463)        (673,597)
Distributions reinvested......             --               --               --               --
                                 ------------     ------------     ------------     ------------
Net increase..................      1,246,734           99,444        1,226,169          384,699
Fund shares:
    Beginning of year.........      1,011,513          912,069          655,142          270,443
                                 ------------     ------------     ------------     ------------
    End of year...............      2,258,247        1,011,513        1,881,311          655,142
                                 ============     ============     ============     ============

                                   CAPITAL APPRECIATION FUND             EQUITY GROWTH FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2003             2002             2003             2002
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................        453,139          163,669        1,659,156*         232,887
Shares repurchased............       (139,407)         (14,223)        (175,856)        (160,834)
Distributions reinvested......             --               --               --               --
                                 ------------     ------------     ------------     ------------
Net increase..................        313,732          149,446        1,483,300           72,053
Fund shares:
    Beginning of year.........        459,027          309,581          948,147          876,094
                                 ------------     ------------     ------------     ------------
    End of year...............        772,759          459,027        2,431,447          948,147
                                 ============     ============     ============     ============

                                    DIVERSIFIED MID-CAP FUND             MID CAP VALUE FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2003             2002             2003             2002
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................        623,443          413,341        1,564,441          937,349
Shares repurchased............        (80,723)         (55,115)        (108,133)        (123,667)
Distributions reinvested......            775              638           99,163            2,241
                                 ------------     ------------     ------------     ------------
Net increase..................        543,495          358,864        1,555,471          815,923
Fund shares:
    Beginning of year.........        683,616          324,752        1,079,054          263,131
                                 ------------     ------------     ------------     ------------
    End of year...............      1,227,111          683,616        2,634,525        1,079,054
                                 ============     ============     ============     ============

*See Note 7 for details on shares sold in conjunction with the fund reorganization.

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      CAPITAL GROWTH FUND                  BLUE CHIP FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2003             2002             2003             2002
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................        365,144          446,796          761,950          386,487
Shares repurchased............       (210,543)        (196,839)         (37,818)         (19,867)
Distributions reinvested......          2,584              445              251               --
                                 ------------     ------------     ------------     ------------
Net increase..................        157,185          250,402          724,383          366,620
Fund shares:
    Beginning of year.........      1,197,434          947,032          638,495          271,875
                                 ------------     ------------     ------------     ------------
    End of year...............      1,354,619        1,197,434        1,362,878          638,495
                                 ============     ============     ============     ============

                                       VALUE EQUITY FUND                  BASIC VALUE FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2003             2002             2003             2002
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................        611,994          501,971        1,337,260          855,998
Shares repurchased............       (214,155)         (99,457)        (103,012)        (112,539)
Distributions reinvested......         23,522               --               --               --
                                 ------------     ------------     ------------     ------------
Net increase..................        421,361          402,514        1,234,248          743,459
Fund shares:
    Beginning of year.........      1,372,311          969,797        1,038,518          295,059
                                 ------------     ------------     ------------     ------------
    End of year...............      1,793,672        1,372,311        2,272,766        1,038,518
                                 ============     ============     ============     ============

                                                   BALANCED FUND
                                          --------------------------------
                                            YEAR ENDED       YEAR ENDED
                                           DECEMBER 31,     DECEMBER 31,
                                               2003             2002
                                          ---------------  ---------------
Shares sold.............................      1,183,986          866,596
Shares repurchased......................       (216,021)        (197,699)
Distributions reinvested................         29,867           24,018
                                           ------------     ------------
Net increase............................        997,832          692,915
Fund shares:
    Beginning of year...................      1,762,318        1,069,403
                                           ------------     ------------
    End of year.........................      2,760,150        1,762,318
                                           ============     ============

LSA VARIABLE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FOREIGN CURRENCY TRANSACTIONS

                                          US DOLLAR          FOREIGN CURRENCY    UNREALIZED APPRECIATION/
            DESCRIPTION              RECEIVABLE/(PAYABLE)  RECEIVABLE/(PAYABLE)       (DEPRECIATION)
-----------------------------------  --------------------  --------------------  ------------------------
BASIC VALUE FUND
BUY CONTRACTS -- SPOTS
Euro 1/02/04.......................        $(6,462)               $6,513                   $51
Euro 1/02/04.......................         (6,544)                6,569                    25
                                                                                           ---
                                                                                           $76
                                                                                           ===

6. FUTURES CONTRACTS

A summary of open futures contracts for the Trust at December 31, 2003 is as follows:

                                                  EXPIRATION  UNDERLYING FACE
          FUND              CONTRACT    POSITION     DATE     AMOUNT AT VALUE  UNREALIZED GAIN
-------------------------  -----------  --------  ----------  ---------------  ---------------
Blue Chip Fund...........      S&P 500      200     3/31/04         222,100           1,592

7. REORGANIZATION

Effective May 1, 2003, the Disciplined Equity Fund transferred all of its assets and liabilities to the Equity Growth Fund in a taxable reorganization in exchange for shares of the Equity Growth Fund, pursuant to an agreement and plan of reorganization approved by the shareholders of the Disciplined Equity Fund on March 20, 2003. The Manager paid the costs associated with the reorganization. The shareholders of the Disciplined Equity Fund received 793,734 shares ($6.36 per share) of the Equity Growth Fund, which had a value of $5,048,150, in exchange for the net assets of the Disciplined Equity Fund ($6.68 per share). Disciplined Equity Fund shareholders received 1.043 Equity Growth Fund shares for every 1.000 shares owned of the Disciplined Equity Fund. The Disciplined Equity Fund was subsequently liquidated.

8. LIQUIDATION OF THE TRUST

On December 3, 2003, the Board of Trustees approved proposed reorganizations between each of the Funds comprising the LSA Variable Series Trust (the "Target Funds") and respective merger candidates (the "Acquiring Funds"). The transaction would provide for the transfer of all assets and stated liabilities of the Target Funds to the Acquiring Funds in exchange for shares equal in value to the aggregate net asset value of the Acquiring Funds. Each reorganization is subject to approval by the shareholders of the respective Target Fund. Assuming each reorganization is approved by the shareholders and all other closing conditions have been satisfied, the reorganizations would take effect on or about April 30, 2004 and would subsequently result in the complete liquidation of the Trust.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended December 31, 2003 qualified for the dividends received deduction, as follows:

Diversified Mid-Cap Fund..........................   100.00%
Mid Cap Value Fund................................    10.90%
Capital Growth Fund...............................   100.00%
Blue Chip Fund....................................   100.00%
Value Equity Fund.................................   100.00%
Balanced Fund.....................................    73.49%

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of the LSA Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, which include the portfolios of investments, of LSA Variable Series Trust, which include Emerging Growth Equity Fund, Aggressive Growth Fund, Capital Appreciation Fund, Equity Growth Fund (formerly known as Focused Equity Fund), Diversified Mid-Cap Fund, Mid Cap Value Fund, Capital Growth Fund (formerly known as Growth Equity Fund), Blue Chip Fund, Value Equity Fund, Basic Value Fund and Balanced Fund (collectively the "Funds") as of December 31, 2003 the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2003, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8, on December 3, 2003 the Board of Trustees approved proposed reorganizations between each of the Funds comprising the LSA Variable Series Trust and a respective merger candidate. Each reorganization is subject to approval by shareholders. Assuming each reorganization is approved by the shareholders, the reorganizations would take effect on or about April 30, 2004 and would subsequently result in the complete liquidation of the Trust.

Deloitte & Touche LLP
February 12, 2004
Chicago, Illinois

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST

Listed below are the name of the Trustees and principal officers of the Trust, along with their ages, business address, and principal business occupations during the previous five years. The SAI contains additional information about the Trustees and is available without charge upon request by calling 1-800-865-5237.

DISINTERESTED TRUSTEES:(1,2)

Karen J. May has served as Trustee of the Trust since its inception in September 1999. Robert S. Engelman, Jr. has served as Trustee of the Trust since October 1999. Each Trustee oversees the 11 Funds which comprise the Trust. The business address for each Trustee is 3100 Sanders Road, Northbrook, Illinois, 60062, c/o LSA Variable Series Trust.

                              PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
        NAME AND AGE          DURING PAST FIVE YEARS         HELD(3)
----------------------------  -----------------------  --------------------
Robert S. Engelman, Jr. (61)  - 2001-Present:          MB Financial, Inc.
                                President, EIC, Inc.
                                (private investment
                                company)
                              - 2001-Present:
                                President, MRE, Inc.
                                (private investment
                                company)
                              - 1998-2001: Chairman
                              of the Board, MB
                              Financial, Inc. (bank
                              holding company)

Karen J. May (45)             - 2000-Present:                  None
                              Corporate Vice
                              President, Human
                              Resources, Baxter
                                International, Inc.
                                (healthcare)
                              - 1998-2000: Vice
                              President, Global
                              Planning and Staffing,
                              Baxter
                                International, Inc.

INTERESTED TRUSTEES:(2)

Michael J. Velotta has served as Trustee of the Trust since October 1999.
Mr. Velotta oversees the 11 Funds which comprise the Trust. The business address for Mr. Velotta is Allstate Financial, 3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062.

                              PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS
        NAME AND AGE          DURING PAST FIVE YEARS         HELD(3)
----------------------------  -----------------------  --------------------
Michael J. Velotta(4) (57)    - Senior Vice                    None
                              President, General
                              Counsel and Secretary,
                              Allstate Life Insurance
                                Company

LSA VARIABLE SERIES TRUST
MANAGEMENT OF THE TRUST (CONTINUED)

OFFICERS:(5)

The business address for each officer of the Trust, except for Ms. Surprise, is Allstate Financial, 3100 Sanders Road, Northbrook, Illinois, 60062. The business address for Ms. Surprise is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

NAME, AGE AND                 LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S)
TRUST POSITION(S) HELD          AS TRUST OFFICER     DURING PAST FIVE YEARS
----------------------------  ---------------------  -----------------------
Jeanette J. Donahue(6) (53)   Since September 1999   - Director, Allstate
Vice President and Chief                               Life Insurance
Operations Officer                                     Company

Todd P. Halstead(6) (47)      Since February 2000    - Director, Allstate
Treasurer                                              Life Insurance
                                                       Company

John R. Hunter(6) (48)        Since September 1999   - Vice President,
President                                              Allstate Life
                                                       Insurance Company

Cynthia J. Surprise (57)      Since February 2000    - 1999-Present:
Secretary                                            Director and Counsel,
                                                     Investors Bank & Trust
                                                       Company

                                                     - 1995-1999: Vice
                                                       President, State
                                                       Street Bank & Trust
                                                       Company

Bruce A. Teichner(6) (44)     Since February 2001    - Associate Counsel,
Assistant Secretary                                    Allstate Life
                                                       Insurance Company

Timothy N. Vander Pas(6)        Since May 2002       - Assistant Vice
(42)                                                   President, Allstate
Chief Compliance Officer                               Life Insurance
                                                       Company

(1) Each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, is referred to as a "disinterested Trustee."
(2) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(3) Directorships include public companies and any company registered as an investment company.
(4) Mr. Velotta is considered an "interested person" of the Trust, as defined in the 1940 Act, because he is: a member of the Board of Managers and officer of LSA Asset Management LLC, investment adviser to the Trust; Senior Vice President, General Counsel and Secretary to Allstate Life Insurance Company, the parent company of LSA Asset Management LLC; and a director, the Secretary and a registered representative of ALFS, Inc., the Trust's distributor.
(5) Pursuant to the Trust's By-laws, officers of the Trust are appointed by the Board of Trustees, and serve at the pleasure of the Board. Officers may resign from the Trust at any time.
(6) Ms. Donahue, Mr. Halstead, Mr. Hunter, Mr. Teichner and Mr. Vander Pas are officers of LSA Asset Management LLC, investment adviser to the Trust.
     Mr. Hunter and Mr. Vander Pas are also members of the Board of Managers of LSA Asset Management LLC. Ms. Donahue and Mr. Hunter are registered representatives of ALFS, Inc., the Trust's distributor.

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ITEM 2 (CODE OF ETHICS):

As of December 3, 2003, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2003, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under item 10 (a).

ITEM 3 (AUDIT COMMITTEE FINANCIAL EXPERT):

The Registrant's Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are Karen May and Robert Engleman, who are "independent" as defined in Item 3 of Form N-CSR.

ITEM 4 (PRINCIPAL ACCOUNTANT FEES AND SERVICES):

       (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant's annual financial statements for 2003 and 2002 were $169,000 and $179,000, respectively.
       (b) AUDIT RELATED FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of N14 and N1-A updates for 2003 and 2002 were $17,000 and $9,500, respectively.
       (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of income and excise tax returns for 2003 and 2002 were $29,000 and $29,000, respectively.
       (d) ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2003 or 2002.
       (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte &
            Touche LLP must be pre-approved by the audit committee.
            (2) Not applicable.
       (f)  Not applicable.
       (g)  Not applicable.
       (h)  Not applicable.

ITEM 5 (AUDIT COMMITTEE OF LISTED REGISTRANTS)

       Not applicable to this filing.

ITEM 6 (RESERVED)


ITEM 7 (DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES):

       Not applicable to this filing.

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ITEM 8 (RESERVED)


ITEM 9 (CONTROLS AND PROCEDURES):

       (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

       (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
       (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 (EXHIBITS):

       (a)(1) Code of Ethics Described in Item 2 is attached.

       (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.302

       (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

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                              FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, LSA Variable Series Trust (the "Registrant") has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

              LSA Variable Series Trust

              By:    /s/ John R. Hunter
                  ---------------------------------------
                   John R. Hunter,  President

              Date  March 3, 2004
                   ----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

              By:    /s/ John R. Hunter
                  ---------------------------------------
                   John R. Hunter,  President

              Date  March 3, 2004
                   ----------------------


              By:    /s/ Todd P. Halstead
                  ---------------------------------------
                   Todd P. Halstead, Treasurer

              Date  March 3, 2004
                   ----------------------